                                EXHIBIT 10.30

                                                            CONTRACT NO. 2740A3

     THIS AGREEMENT, Made as of this 23rd day of November, 1993, by and between XIMAGE CORPORATION, a corporation organized and existing under the laws of the State of California, hereinafter referred to as the Contractor, and the COUNTY OF HENNEPIN, a political subdivision of the State of Minnesota, hereinafter referred to as the County;

     WITNESSETH, That the Contractor, in consideration of the agreements hereinafter made on behalf of the County, agrees to sell, furnish, deliver, install, and place into proper operation a COMPUTERIZED IMAGE DATABASE for Hennepin County Sheriff Department, in the amount of Five Hundred Thirty-Six Thousand Five Hundred Fifty-Four and 35/100 Dollars ($536,554.35), all in accordance with the Specifications/Invitation to Bid (and the documents attached thereto and listed therein) and the Proposal of the Contractor, which documents are incorporated herein by reference and made a part of this contract as though fully set forth herein.

     NOW THEREFORE, It is mutually agreed that subject to and in accordance with the provisions contained and incorporated herein, the County shall purchase from said Contractor and the Contractor shall sell, furnish and deliver to the County, all of the aforementioned items.

     The said Contractor further agrees to furnish on a form provided by the County a satisfactory performance bond at or before the signing of this contract in the amount of $536,554.35, conditioned as required by law upon the faithful performance of this agreement.

     It is understood and agreed that the Contractor will provide the Edicon printer set forth in its Proposal.

     The Contractor agrees to carry full coverage of the insurance outlined in the specifications.

     IN WITNESS WHEREOF, The parties hereto have executed this agreement.

                                          XIMAGE CORPORATION


                                          By /s/ Daniel W. McGaw
                                             ---------------------------------
                                              Its Vice President


                                          And /s/ Jagdich Narasimhan
                                              --------------------------------
                                              Its Secretary



COUNTY OF HENNEPIN

By /s/ Emily Anne Staples
   -------------------------------------
   Vice-Chair of Its County Board

And  /s/ James M. Borney
     -----------------------------------
     County Administrator


ATTEST: /s/ Judith A. Chumley
        --------------------------------
        Deputy/Clerk of the County Board



                              Page 1 of 2 Pages

Upon proper execution, this agreement
will be legally valid and binding.



/s/ Le Roy W. Jackson
----------------------------------
Assistant County Attorney
Date:  11-23-93
     -----------------------------


Approved as to execution:



/s/ Le Roy W. Jackson
----------------------------------
Assistant County Attorney
Date:  12-9-93
     -----------------------------



                        -----------------------------



State of   California
          ----------------------------)
                                      )
County of  Santa Clara                )
          ----------------------------)


         On this 3 day of December, A.D. 1993, before me appeared Daniel W. McGaw and Jagdich Narasimhan to me personally known, who, being each by me duly sworn did say, that they are each respectively the vice president and the Secretary of the XImage - the corporation named in the foregoing instrument, and that the said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and said person(s) acknowledged said instrument to be the free act and deed of said corporation.

                                 /s/ Viola K. Henry
                           ------------------------------
[SEAL]                           Notary Public

                           My commission expires:  9-17-97
                           ------------------------------



                              Page 2 of 2 Pages

                      VENDOR DECLARATION OF ELIGIBILITY
        FOR EXEMPTION BASED ON WORKFORCE OF 20 OR FEWER EMPLOYEES

Under Hennepin County Board of Commissioners' Resolution 89-6-447, the County may grant exemptions from Hennepin County Contract Compliance requirements to firms that (1) submit Non-construction bids, proposals or negotiated contracts (excluding human service provider contracts) for contracts over $50,000; and
(2) have 20 or fewer full-time employees at all times during the twelve (12) months preceding said submission. Consideration for this exemption is based on the number of full-time employees in the ENTIRE WORKFORCE OF THE PARENT COMPANY AND ITS SUB-DIVISIONS. The approved exempt status is valid for the life of the contract, contingent upon the company's workforce remaining at 20 or fewer employees during the period. Exemptions are approved by the Hennepin County Department of Compliance and Diversity.


                          DECLARATION OF ELIGIBILITY


     In accordance with the exemption requirements stated above, I
  Daniel W. McGaw,   as an officer of   XImage Corporation
--------------------                   ----------------------
(Name of Individual)                    (Name of Company/Firm)

(hereafter referred to the "Company") do hereby affirm that the entire workforce of the Company, INCLUDING THE PARENT COMPANY AND ITS SUB-DIVISIONS, has not exceeded 20 full-time employees at all times during the twelve (12) months preceding submission of the bid, proposal or negotiated non-construction contract, Contract No. 2740A3 (over $50,000), which this document accompanies.

     The Company understands that its exempt status will be valid for the life of the contract, contingent upon its workforce remaining at 20 or fewer full-time employees during the approval period. If the number of full time employees increases to 21 or more employees at any time during said period, the Company agrees to inform the Hennepin County Department of Compliance and Diversity Director in writing within ten (10) calendar days of such change or be subject to sanctions imposed by Hennepin County.



/s/ Daniel W. McGaw                              Vice President/CFO
----------------------------------               ----------------------------
      (Signature)                                      (Title)

             9/22/94
----------------------------------
      (Date)



------------------------------------------------------------------------------
------------------------------------------------------------------------------

                             FOR OFFICE USE ONLY



Hennepin County               Approval:
Department of Compliance                -------------------------------
          and Diversity                    Director

                                  Date:
                                        -------------------------------


CC428                                                                     8/93

                                  [LETTERHEAD]

                                                           October 25, 1993
Attn: Mr. Patrick Johnson                                  ----------------
XImage Corporation                                         Certified Mail-
1050 North 5th Street                                      Return Receipt
San Jose CA 95112


AWARD OF CONTRACT

Contract No:   2740A3
For:           Computerized Image Database for Hennepin County Sheriff


Award:         $536,554.35
Period:        11/1/93 through 10/31/94
Buyer:         Michael A. Scanlan - 612-348-4469


Your bid on the above contract has been accepted. Required documents must be completed and returned to the Purchasing Division within 15 days from the date of this letter.

( ) Have the enclosed copies of the CONTRACT signed by two AUTHORIZED OFFICERS* and notarized.

(X) Have the enclosed PERFORMANCE BOND signed by two AUTHORIZED OFFICERS,* have the ACKNOWLEDGMENT BY PRINCIPAL (corporate or individual) completed and notarized, and have your bonding company execute the bond and complete and notarize the ACKNOWLEDGMENT OF SURETY.

   *If the power to sign official papers has been delegated to an individual other than the company president, vice-president, secretary, or treasurer, attach to the contract and/or bond a certified copy of your corporate board's authorization for such person(s) to sign. THE BOND WILL NOT BE APPROVED BY THE COUNTY WITHOUT THIS ATTACHMENT.

( ) Have the enclosed CERTIFICATE OF INSURANCE completed by your insurance company or agent in accordance with the contract specifications. We require an original signature by an authorized individual. If you have any questions regarding insurance for this contract, contact the Risk Management Division at 348-8694.

( ) HIGHWAY PROJECTS: Execute the enclosed documents as provided by Article 1306 of the specifications.

( ) CONSTRUCTION/REMODELING PROJECTS: Property Management will issue a NOTICE TO PROCEED with the work.

( ) We will send you a copy of the executed contract which will serve as authorization to commence performance.

( ) PURCHASE RELEASE(S) AND/OR NOTICE TO PROCEED will be issued by the appropriate public entity.

( )  Please proceed under the terms of the specifications.

We look forward to doing business with your company. Contact the buyer if you have any questions.

Sincerely,


 /s/ William E. Binger
--------------------------
William E. Binger
Purchasing Manager

                                  [LETTERHEAD]

                                                           September 15, 1994
Attn:   Patrick Johnson
Ximage Corporation
1050 North 5th Street
San Jose CA 95112



CONTRACT EXTENSION INQUIRY

Contract No:   2740A3
For:           Computerized Image Database for Hennepin County Sheriff
               Department

Period:        11/1/94 through 10/31/95
Buyer:         Michael Scanlan   -   612-348-4469

The above-referenced contract will expire soon. Please indicate below whether your firm would extend this contract, provide any required documents, and return it by October 5, 1994. Once I have this information I will determine whether to extend this contract, if you so agree, or to obtain new bids.

( ) If this box is checked, contractors must submit Affirmative Action Plans for contracts and contract extensions that exceed $50,000 (sample plan enclosed).
*
( ) If this box is checked, contractors with approved plans must fill out and submit the enclosed addendum.

Call me if you have any questions.

Sincerely,                             *firms with fewer than 20 employees
                                        must complete the enclosed exemption.


/s/ Michael A. Scanlan
                       MC
Michael A. Scanlan
Senior Buyer
( )  Our firm is willing to extend the contract for:
     (X)  one (1) year.
     ( )  the period                     through                  .
                     -------------------         ----------------
     The price will:
     (X)  remain the same.
     ( )  decrease. A list of new prices is attached.
     ( ) increase (if allowed in the contract). Justification for the increase is attached along with a list of new prices.
( ) Our firm will not extend this contract, but please keep our firm on the bidders list for future solicitations.

Authorized
Signature  /s/ Daniel W. McGaw                   Date      9/23/94
          --------------------------------------      --------------------
Name (typed)    Daniel W. McGaw                  Phone    408-1288
             -----------------------------------       -------------------

                                  [LETTERHEAD]

                                                           September 28, 1994
Daniel W. McGaw
XImage Corporation
1050 N. 5th St.
San Jose CA 95112


CONTRACT EXTENSION

Contract No:        2740A4
For:                Computerized Image Database for Hennepin County Sheriff
                    Dept.


Award:              Renewal
Extension Period:   11/1/94 through 10/31/95
Buyer:              Michael A. Scanlan
                    612-348-4469


The above-referenced contract has been extended for the period indicated:
     (X)  in accordance with your original bid received on    8/17/93       .
                                                           ----------------
     ( )  in accordance with your new prices received on                    .
                                                           ----------------

(X)  Please proceed under the terms of the contract.

Required documents checked below must be completed and returned to the buyer within 15 days from the date of this letter.

( ) Enclosed is the required PERFORMANCE BOND. Have it signed by an AUTHORIZED OFFICER(S), have the ACKNOWLEDGMENT BY PRINCIPAL (corporate or individual, as appropriate) completed and notarized, and HAVE YOUR BONDING COMPANY execute the bond and complete and notarize the ACKNOWLEDGMENT OF SURETY. Signatures of the corporation's officers are preferable. If the power to sign has been delegated to others in the corporation, a current certified copy of the corporate board's action authorizing them to sign must be attached to the bond.

( ) Enclosed is the required CERTIFICATE OF INSURANCE. Have it completed by your insurance company or agent in accordance with the contract specifications regarding insurance. We require an original signature BY AN AUTHORIZED INDIVIDUAL. If you have any questions regarding insurance for this contract, contact Risk Management at 348-4674.

We look forward to continuing business with your company. Contact the buyer if you have any questions about this extended contract.

Sincerely,



 /s/ William E. Binger
---------------------------
William E. Binger
Purchasing Manager

                                                             XImage Corporation
                                                                       Proposal












                                                             TABLE OF CONTENTS







------------------------------------------------------------------------------
17 August 1993                            Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                              XImage Corporation
                                                                        Proposal


                              TABLE OF CONTENTS
                              -----------------

1.  COVER LETTER AND PROPOSAL

2.  TABLE OF CONTENTS

3.  FORCEFIELD SYSTEM FUNCTIONAL DESCRIPTION
               -> Why Choose XImage?
               -> Our Approach to Imaging

4.  HENNEPIN RFP RESPONSE (SECTIONS 3-13)
               3  Terms and Conditions                                7
               4  General Requirements                               18
               5  System Functions                                   23
               6  Mechanical and Electrical Requirements             45
               7  Hardware Specifications                            48
               8  Software Specifications                            81
               9  Network                                            99
              10  Security                                          102
              11  Support/Warranty/Maintenance                      104
              12  Training                                          109
              13  Future Plan Statement                             113

5.  HENNEPIN APPENDICES
               APPENDIX  A Current Installations
                         B CAL-PHOTO Requirements
                         C General Hardware Configuration
                         D Recommended System Pricing Sheets
                         E Optional Items & Upgrades
                         F Documentation Listing Sheet
                         G Quality Rating Scale

6.  XIMAGE APPENDICES
               -> Installation Schedule
               -> Customer References
               -> Recent Bid Awards
               -> XImage System Installation Team

7.  AGREEMENTS
               -> Software Maintenance Agreement
               -> Hardware Maintenance Agreement
               -> Installation Agreement
               -> License Agreement

8.  TECHNICAL PRODUCT INFORMATION

9.  FORCEFIELD SAMPLE ENTRY SCREENS

10. FORCEFIELD PRINT SAMPLES


------------------------------------------------------------------------------
17 August 1993                            Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                              XImage Corporation
                                                                        Proposal












                                                             FORCEFIELD SYSTEM
                                                        FUNCTIONAL DESCRIPTION



------------------------------------------------------------------------------
17 August 1993                            Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                              XImage Corporation
                                                                        Proposal

                              WHY CHOOSE XIMAGE?

The ForceField Computerized Image Database Management System is an integrated imaging solution of sophisticated hardware and software components specifically designed to accommodate the capture, storage, and retrieval of high-quality images in large databases. Designed exclusively for law enforcement and jail management, the modular design of the ForceField system allows XImage to customize the hardware and software to meet the specific needs of each user. The key characteristics of this product are MULTI-USER CAPABILITY, HIGH CAPACITY DATABASE FACILITIES, AND EASE OF OPERATION.

ADDITIONALLY, THE SYSTEM PROVIDES THE FOLLOWING:

     - Full compliance with the California Law Enforcement Electronic Photographic Imaging System Standards (Cal Photo)

     -  Full backup capability concurrent with system operation

     -  Multiple layers of independent security

     -  Turnkey installation

     -  Audit trails

     -  Management reports

     -  Inter-system networking capability

     -  True multi-tasking operating system

     -  Multiple simultaneous database update & retrieval

     -  Ease of expansion, coupled with capability for growth

     -  Support facility available 24-hours/day -- 7 days/week

     -  Capability to enter information on scars, marks, and tattoos

------------------------------------------------------------------------------
17 August 1993                  4         Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

                             OUR APPROACH TO IMAGING

XImage Corporation is a privately held California corporation. Our business philosophy is to provide high performance imaging systems exclusively for law enforcement agencies. Providing these systems since 1987, XImage has over 20 years of combined system operation. The ForceField system is currently operational at 25 sites, 24 hours a day, 365 days a year. It is responsible for over 500,000 bookings per year, or over 1,300 per day. During this time we have compiled an impressive "Who's Who of Law Enforcement Agencies" worldwide.

In addition to our many installations within the United States, we also have installations in progress in Montreal, Canada as well as the Country of Kuwait. The system in Kuwait will be able to store and retrieve 2 million images.

In installations where there is a need for more than one display terminal, multiple ImageStations will be networked to the ImageBank, providing access to data and images from all locations. We also have the ability to direct printing to other printers on the network. This important enhancement allows agencies to have much more flexibility with their printer configurations, while at the same time decreases hardware and maintenance costs. This feature is a ForceField exclusive.

One of the strengths of the ForceField system is its powerful software that incorporates the latest in image processing technology and ease of use features. The ForceField software consists of three major components - the database management system, the image management system, and the user interface system.

The database structure and access software were designed to address two major issues: retrieval speed and multi-user support. The database structure was specifically designed for efficient organization of data, enabling rapid search and retrieval. The image management software controlled by the ImageBank, interacts with the optical or magnetic disks to store and retrieve images.

Since speed is a necessity in the use of the system, each ImageStation is configured with processing capabilities to provide rapid response time to the user allowing the ImageBank to efficiently manage the database. The ImageStation's processing facility is used for the screen interface, printer control, image review and compression.

One of the key objectives in the design of the ForceField system was that the system be user friendly. All functions are menu-driven and incorporate both pull-down and pop-up windows. In addition, the single monitor non-interlaced screen produces a "flicker-free" display which reduces operator fatigue and eye strain. Furthermore, operation of the system is accomplished through either keyboard commands or the use of an optical mouse. This enables people who are unfamiliar with computers to find themselves at ease with a "point and click" method of operation.

------------------------------------------------------------------------------
17 August 1993                  5         Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                           XImage Corporation
                                                                     Proposal

XImage Corporation stands behind their systems with a comprehensive program for system support and maintenance. We believe our commitment begins prior to system installation. We provide a thorough system specification session where the agency will be able to customize screen layouts and print formats. XImage Corporation takes special pride in our quality print formats. Please take the time to view examples of our work in Section J of this proposal and compare them to the competition. We can handle any of the special print format needs of Hennepin County.

Before final acceptance of the system, XImage will train all users in the operation of their new ForceField system. Our job is not done until all personnel are fully trained in system function and operation.

------------------------------------------------------------------------------
17 August 1993                  6         Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                          XImage Corporation
                                                                    Proposal







                                                       HENNEPIN RFP RESPONSE
                                                              (SECTIONS 3-13)





------------------------------------------------------------------------------
17 August 1993                            Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                          XImage Corporation
                                                                    Proposal

                             COMPUTERIZED IMAGE DATABASE

3    TERMS AND CONDITIONS

*******************************************************************************
The following information within this section has been reviewed and understood. Except as noted, XImage Corporation is in full compliance with the following terms and conditions set by Hennepin County. Please refer to the individual sections for applicable exceptions.
*******************************************************************************

     3.1 COMPLETION OF PRICING SHEETS: THE BIDDER SHALL COMPLETE ALL PRICING SHEETS IN ACCORDANCE WITH WRITTEN INSTRUCTIONS ON EACH SECTION.

     3.2  BIDDERS CONFERENCE AND CONTACT PERSONS:

          FOR THE PURPOSE OF CLARIFYING TERMS, CONDITIONS OR REQUIREMENTS OF THESE SPECIFICATIONS, A PRE-BID CONFERENCE WILL BE HELD. IT IS THE BIDDER'S RESPONSIBILITY TO SECURE AND THOROUGHLY REVIEW ALL ASPECTS OF THE BIDDING DOCUMENT PRIOR TO THE CONFERENCE. BIDDERS' REQUESTS FOR CLARIFICATION OR INTERPRETATION OF THE BIDDING DOCUMENTS SHALL BE MADE IN WRITING AND RECEIVED BY THE COUNTY NO LATER THAN EIGHT CALENDAR DAYS PRIOR TO THE CONFERENCE. LETTERS SHALL STATE CLEARLY AND IN DETAIL THE BASIS FOR SUCH REQUESTS AND SHALL BE SENT BY CERTIFIED OR REGISTERED MAIL OR PERSONALLY DELIVERED TO:

               MR. MIKE SCANLON (PURCHASING CONTACT)
               HENNEPIN COUNTY PURCHASING DEPARTMENT
               A2205 HENNEPIN COUNTY GOVERNMENT CENTER
               MINNEAPOLIS, MINNESOTA  55487-0225

          WITH A COPY TO:

               LT. CHERYL LOOSE (PROJECT CONTACT)
               HENNEPIN COUNTY SHERIFF'S DEPARTMENT
               350 SOUTH 5TH STREET, COURTHOUSE ROOM 36
               MINNEAPOLIS, MINNESOTA  55415

          A BIDDER'S CONFERENCE WILL BE HELD. REFER TO THE COVER SHEET FOR SPECIFIC DATE, TIME AND LOCATION. NO SUBSTITUTE DATE WILL BE ALLOWED.

------------------------------------------------------------------------------
17 August 1993                  7         Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                          XImage Corporation
                                                                    Proposal

3    TERMS AND CONDITIONS

     3.3 REVISIONS: IF IT SHOULD BE FOUND NECESSARY TO REVISE ANY PART OF THESE SPECIFICATIONS, A WRITTEN ADDENDUM WILL BE PREPARED AND SENT TO ALL BIDDERS WHO RECEIVED THE ORIGINAL BID DOCUMENT.

     3.4  ERRORS OR OMISSIONS: THE BIDDER WILL NOT BE ALLOWED TO TAKE
          ADVANTAGE OF ERRORS OR OMISSIONS IN THE SPECIFICATIONS. WHERE ERRORS OR OMISSIONS APPEAR IN THE SPECIFICATIONS, THE BIDDER WILL PROMPTLY NOTIFY PERSONS NAMED IN THE CONTACT PERSONS SECTION, OF SUCH ERROR OR OMISSION NO LATER THAN SEVEN DAYS PRIOR TO BID OPENING DATE.

     3.5 CONTRACT PERIOD: THE CONTRACT PERIOD SHALL COMMENCE ON THE DAY FOLLOWING THE DATE OF THE COUNTY ATTORNEY'S APPROVAL OF CONTRACTOR'S CONTRACT EXECUTION AND TERMINATE TWELVE (12) MONTHS THEREAFTER. AN IMPORTANT PURPOSE OF THE CONTRACT PERIOD IS TO ESTABLISH A TIME PERIOD DURING WHICH THE SOFTWARE AND HARDWARE PROPOSED IN THE BID, SOFTWARE SUPPORT/CONSULTING, HARDWARE MAINTENANCE, WARRANTY, UPGRADES AND FEATURES TO ANY SUCH SOFTWARE OR ADDITIONAL HARDWARE AS IS CONTEMPLATED IN THE SPECIFICATIONS OF THE TYPE AND MODELS PROPOSED MAY BE ORDERED IN ACCORDANCE WITH THESE SPECIFICATIONS, AND AT THE PRICES QUOTED ON THE BID PROPOSAL FORM, EXCEPT INSOFAR AS PRICES MAY BE INCREASED OR DECREASED AS ALLOWED IN THESE SPECIFICATIONS AS DESCRIBED IN THE "PRICE CHANGES" SECTION 3.8.

          THE CONTRACT PERIOD MAY BE EXTENDED FOR UP TO SIX (6) ADDITIONAL TWELVE (12) MONTH PERIODS WITH THE CONSENT OF BOTH THE COUNTY AND THE CONTRACTOR DURING WHICH TIME ADDITIONAL HARDWARE AND SOFTWARE OF THE TYPE AND MODELS PROPOSED, UPGRADES AND FEATURES MAY BE ORDERED. IF THE COUNTY DESIRES TO SO EXTEND, THE PURCHASING MANAGER WILL SO ADVISE THE CONTRACTOR PRIOR TO EXPIRATION OF THE CONTRACT OR
          RELEVANT EXTENSION PERIOD. IF EXTENDED, THE ORIGINAL TERMS AND CONDITIONS, EXCEPT THE TIME AND PRICES (EXCEPT INSOFAR AS SUCH PRICES MAY BE CHANGED AS ALLOWED IN THE SPECIFICATIONS) SHALL REMAIN IN EFFECT. MAINTENANCE CONTRACTS ARE SEPARATE AND WILL BE HANDLED AS DESCRIBED IN SECTION 11 OF THIS DOCUMENT.

     3.6  FUTURE CONTINUITY: FOR THE PURPOSES OF OBTAINING THE BIDDERS BEST
          BID QUOTATIONS, AND ASSURING THAT THE CONTRACTOR WILL ASSIST IN THE SYSTEM'S FUTURE COMPLETENESS AND CONTINUITY AS WELL AS INFORM THE BIDDER COMMUNITY OF THE COUNTY'S FUTURE NEEDS, IT IS ADVISED THAT THE COUNTY ANTICIPATES ADDITION OF PHOTO IMAGE APPLICATIONS AND WORKSTATIONS WITHIN THE COUNTY SHERIFF'S DEPARTMENT. THE BIDDER IS FURTHER ADVISED THAT OTHER COUNTY DEPARTMENTS AND LAW ENFORCEMENT AGENCIES WITHIN MINNESOTA MAY BE ADDED TO THE SYSTEM FOR CONTINUED ACCESS TO SYSTEM RECORDS AND STORAGE OF

------------------------------------------------------------------------------
17 August 1993                  8         Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

3.   TERMS AND CONDITIONS

     3.6  FUTURE CONTINUITY:  (CONTINUED)
          THEIR OWN RECORDS. THE BIDDER SHALL CLEARLY INDICATE THAT BIDS SUBMITTED AND PRICES QUOTED ARE EXTENDED TO THESE ADDITIONAL USERS, SHOULD THEY JOIN THE SYSTEM.

          ANY COSTS FOR THE PURCHASE OF HARDWARE OR SOFTWARE, WARRANTY, MAINTENANCE FOR ADDITIONAL USERS WILL BE THE RESPONSIBILITY OF THE USER AND WILL REQUIRE AN AGREEMENT BETWEEN THE USER AND THE CONTRACTOR, FOLLOWING WRITTEN AGREEMENT AND NOTICE FROM THE COUNTY AND THE USER. THE COUNTY OR OTHER LAW ENFORCEMENT AGENCIES WITHIN MINNESOTA WILL IN NO MANNER BE REQUIRED TO ORDER OR PURCHASE ANY OR ALL OF THE AFORESAID ADDITIONAL ITEMS NOR SHALL IT IN ANY MANNER BE LIABLE FOR NOT SO ORDERING OR PURCHASING.

     3.7 CONTRACT INCREASES, DECREASES AND DELETES: THE COUNTY MAY DESIRE TO INCREASE, DECREASE OR DELETE THE QUANTITIY OF ANY BID ITEM OR PURCHASE ANY DELETED OR OPTIONAL ITEM AT A FUTURE DATE. SUCH CHANGES SHALL IN NO WAY INVALIDATE THE CONTRACT. THE APPROXIMATE QUANTITIES OF INITIAL HARDWARE TO BE PURCHASED UNDER THIS PROCUREMENT ARE SHOWN IN THE HARDWARE SECTION OF THIS DOCUMENT. FOR THE PURPOSE OF QUOTING PRICES, A BID "ITEM" SUCH AS A WORKSTATION INCLUDES BOTH HARDWARE AND SOFTWARE. THE COUNTY WILL NOT, FOR EXAMPLE, ELECT TO PURCHASE ONLY THE SOFTWARE PORTION OF A BID. THE COUNTY MAY ELECT TO PURCHASE MORE OR LESS OF AN "ITEM" SUCH AS WORKSTATIONS WITH SOFTWARE OR PRINTERS.

          FURTHER, PAYMENT FOR PURCHASES NOT IN THE INITIAL PURCHASE OF ADDTIONAL HARDWARE, SOFTWARE, SERVICES, SOFTWARE SUPPORT AND CONSULTING, UPGRADES, FEATURES, EXTENDED WARRANTY OR MAINTENANCE SHALL BE MADE WITHIN THIRTY DAYS AFTER RECEIPT OF INVOICE OR ACCEPTANCE OF ANY SUCH ITEM, WHICHEVER IS LATER.

     3.8 PRICE CHANGES: THE ORIGINAL BID PRICES SHALL REMAIN IN EFFECT FOR A PERIOD OF TWELVE (12) MONTHS. THEREAFTER PRICE CHANGES SHALL BE ALLOWED ONLY IN ACCORDANCE WITH THIS SECTION. IF THE CONTRACT IS EXTENDED, (NOTE: THE BID PRICE IS THEN HELD FIRM FOR AN ADDITIONIAL TWELVE (12) MONTHS, AFTER WHICH TIME, THE PRICE MAY BE ADJUSTED AGAIN FOLLOWING THE SAME PROCEDURE AND THEREAFTER THROUGHOUT THE CONTRACT PERIOD.) PRICE INCREASES SHALL BE LIMITED TO THE LESSER OF THE FOLLOWING:

          1.   SEVEN PERCENT (7%) PER EACH RELEVANT TWELVE (12) MONTH PERIOD;
               OR

          2. THE PERCENTAGE CHANGE - AS APPLIED TO THE RELEVANT TWELVE MONTH PERIOD - IN THE "IMPLICIT PRICE DEFLATOR FOR GOVERNMENT PURCHASES OF GOODS AND SERVICES BY TYPE" FOR DURABLE GOODS AND/OR

------------------------------------------------------------------------------
17 August 1993                  9         Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

3    TERMS AND CONDITIONS

     3.8  PRICE CHANGES: (CONTINUED)
               SERVICES AS PUBLISHED IN THE SURVEY OF CURRENT BUSINESS BY THE UNITED STATES DEPARTMENT OF COMMERCE/BUREAU OF ECONOMIC ANALYSIS, AS ESTABLISHED BY COMPUTING THE DIFFERENCE BETWEEN THE INDEX VALUE OF THE QUARTER NEAREST TO THE LAST MONTH OF THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE RELEVANT TWELVE (12) MONTH PERIOD.

          THE COUNTY SHALL RECEIVE AT LEAST THIRTY (30) DAYS WRITTEN NOTICE, PRIOR TO THE END OF THE CURRENT CONTRACT, A NEW PRICE LIST FOR CONTRACT EXTENSION. ADDITIONALLY, EACH ITEM AVAILABLE FROM THE SUCCESSFUL CONTRACTOR SHALL BE INCLUDED ON ANY NOTIFICATION REGARDLESS OF WHETHER OR NOT THERE IS ANY PRICE CHANGE FOR ANY SUCH ITEM.

          NOTHING IN THE ABOVE IS TO BE CONSTRUED AS LIMITING THE BIDDER FROM CHARGING A LESSER PRICE THAN THE CURRENT BID PRICE AT ANY TIME AFTER AWARD.

          IN THE EVENT THE NEW PRICE FOR A GIVEN ITEM IS CONSIDERED BY THE COUNTY TO BE EXCESSIVE, THE COUNTY AT ITS OPTION MAY REBID OR PURCHASE FROM EXISTING CONTRACTS FOR THE SAME ITEM.

     3.9  LIQUIDATED DAMAGES, DELAYS AND EXTENSIONS OF TIME:
          TIME BEING AN ESSENTIAL ELEMENT OF THE CONTRACT HEREUNDER IT IS HEREBY AGREED THAT THE COUNTY WILL BE ENTITLED TO DAMAGES FOR FAILURE ON THE PART OF THE CONTRACTOR TO COMPLETE ITS OBLIGATIONS WITHIN THE DATE(S) OR TIME(S) SPECIFIED IN THE SPECIFICATIONS IF THE COUNTY DETERMINES THAT AN EXTENSION IS NOT JUSTIFIED; AND WHERE UNDER THE CONTRACT AN ADDITIONAL TIME IS ALLOWED FOR THE PERFORMANCE OR COMPLETION OF ANY WORK OR OBLIGATION, THE NEW TIME LIMIT FIXES BY SUCH EXTENSION SHALL ALSO BE OF THE ESSENCE OF THE CONTRACT. IN VIEW OF THE IMPRACTICALITY AND EXTREME DIFFICULTY OF FIXING AND ASCERTAINING THE ACTUAL DAMAGES THE COUNTY WOULD SUSTAIN IN SUCH EVENT, THE COUNTY SHALL BE ENTITLED TO $100 PER DAY FOR EACH AND EVERY CALENDAR DAY BEYOND THE DATE(S) OR TIME(S) STIPULATED IN THESE SPECIFICATIONS FOR ANY DELIVERY, INSTALLATION, TURNOVER, UPGRADE/RUN, TRAINING, OR ANY OTHER ACT OR PERFORMANCE REQUIRED OF CONTRACTOR. (FOR WARRANTY AND MAINTENANCE CALL RESPONSE DELAYS FOR CRITICAL COMPONENTS, DEFINED AS ALL COMPONENTS LISTED IN THE HARDWARE SECTION UNDER FILE SERVER AND THE TAPE BACKUP UNIT, THE SUM SHALL BE $50 PER HOUR. REFER ALSO TO ITEM 11.5) THE AFORESAID SPECIFIED AMOUNT(S) SHALL NOT BE CONSTRUED AS A PENALTY BUT AS LIQUIDATED DAMAGES FOR ANY SUCH FAILURE ON THE PART OF THE CONTRACTOR. IN ANY SUIT INVOLVING ASSESSMENT OR RECOVERY OF LIQUIDATED DAMAGES, THE REASONABLENESS OF THE DAILY OR HOURLY CHARGES SHALL BE PRESUMED, AND THE

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                                                            XImage Corporation
                                                                      Proposal

3    TERMS AND CONDITIONS

     3.9  LIQUIDATED DAMAGES, DELAYS AND EXTENSIONS OF TIME:

          AMOUNT ASSESSED, AS WELL AS THE CANCELLATION RIGHT REFERENCED IN
          SECTION 3.10, WILL BE IN ADDITION TO EVERY OTHER RIGHT OR REMEDY NOW OR HEREINAFTER ENFORCEABLE AT LAW, IN EQUITY, BY STATUTE, OR UNDER THE CONTRACT. ANY SUCH CHARGE AGINST THE CONTRACTOR MAY BE DEDUCTED FROM MONIES DUE OR COMING DUE TO CONTRACTOR. IF SUCH MONIES ARE NOT SUFFICIENT TO COVER THE TOTAL AMOUNT ASSESSED, CONTRACTOR, AFTER ITS RECEIPT OF BILLING THEREFORE FROM THE COUNTY, SHALL PROMPTLY PAY THE COUNTY THE AMOUNT STATED IN SAID BILLING. THE COUNTY MAY WAIVE IN WRITING ALL OR ANY PORTION OF THE LIQUIDATED DAMAGE ASSESSMENT AFTER THE DATE SERVICES OR OBLIGATIONS ARE COMPLETED BY THE CONTRACTOR AND ACCEPTED BY THE COUNTY.

          PERMITTING THE CONTRACTOR TO CONTINUE AND COMPLETE THE SERVICES OR OBLIGATIONS OR ANY PART OF THEM AFTER THE STIPULATED TIMES THEREFORE SHALL NOT IN ANY WAY OPERATE AS A WAIVER ON THE PART OF THE COUNTY OF ITS RIGHTS HEREUNDER. NO ACT BY THE COUNTY IN PURSUING OR EFFECTING ITS RIGHT HEREUNDER SHALL CONSTITUTE A FORFEITURE OF THE COUNTY'S RIGHT TO RECOVER LIQUIDATED DAMAGES FROM THE CONTRACTOR AND/OR ITS SURETY.

          3.9.1 EXCEPTIONS: THE CONTRACTOR SHALL NOT BE CHARGED WITH LIQUIDATED DAMAGES WHEN ANY SUCH DELAYS OR FAILURE ARE DUE
                 TO: ANY ACT OR NEGLECT OF THE COUNTY, OR BY ANY OF THE COUNTY'S EMPLOYEES, WRITTEN OR MUTUALLY AGREED TO CHANGES IN THE CONTRACT, LABOR DISPUTES, FIRE, UNUSUAL DELAY IN TRANSPORTATION, ADVERSE WEATHER CONDITIONS NOT REASONABLY ANTICIPATED, UNAVOIDABLE CASUALTIES, OR ANY OTHER CAUSES BEYOND THE CONTRACTOR'S REASONABLE CONTROL AND WITHOUT FAULT OR NEGLIGENCE OF THE CONTRACTOR. CONTRACT TIME OR PERFORMANCE DATES OR TIMES MAY BE EXTENDED FOR SUCH REASONABLE TIME AS THE COUNTY'S PURCHASING MANAGER MAY DETERMINE. A CLAIM FOR EXTENSION SHALL NOT BE ALLOWED UNLESS CONTRACTOR, NOT LATER THAN THE END OF THE FIRST COUNTY BUSINESS DAY FOLLOWING THE DAY ON WHICH SAID CLAIM FIRST AROSE, SHALL HAVE TELEPHONED AND INFORMED EITHER OF THE FOLLOWING PERSONS ABOUT THE FULL DETAILS OF THE CAUSE(S) NECESSITATING SUCH A CLAIM: LT. CHERYL LOOSE (612/348-9648), OR MR. MICHAEL SCANLON AT (612/348-4469).
                 WITHIN SIX (6) CALENDAR DAYS FOLLOWING ANY SUCH PHONE CALL, CONTRACTOR ALSO SHALL SEND TO EACH OF THE COUNTY'S ADDRESSES REFERENCED IN SECTION 3.2 ABOVE A COMMUNICATION SPECIFYING IN DETAIL THE CAUSE(S) OF THE DELAY.

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                                                                      Proposal

3    TERMS AND CONDITIONS

          3.9.2 NOT VALID EXCEPTIONS: THE CIRCUMSTANCES OR CONDITIONS WHICH SHALL NOT BE CONSIDERED VALID REASONS FOR THE GRANTING OF TIME EXTENSIONS INCLUDE BUT ARE NOT IN ANY MANNER WHATSOEVER LIMITED TO THE FOLLOWING:

                 1. ANY PLEA BY THE CONTRACTOR THAT INSUFFICIENT TIME WAS
                    ALLOWED IN THE CONTRACT AWARDED.

                 2. DELAYS CAUSED BY CONDITIONS THAT COULD BE FORESEEN OR
                    ANTICIPATED PRIOR TO BIDDING.

                 3. UNREASONABLE DELAYS DUE TO SLOW DELIVERY OF MATERIAL FROM
                    THE SUPPLIER OR FABRICATOR RESULTING FROM LATE ORDERING, UNRELIABLE SOURCE SELECTION, REASONS OF PRIORITY, FINANCIAL CONSIDERATION, OR OTHER CAUSES WITHIN THE POWER OF THE CONTRACTOR OR SUPPLIERS TO OVERCOME, WHEN THE MATERIAL IS AVAILABLE IN WAREHOUSE STOCK AT ANY REALISTIC SOURCE.

                 4. DELAYS DUE TO THE CONTRACTOR'S FAILURE TO PROVIDE SUFFICIENT
                    FORCES TO MAINTAIN SATISFACTORY PROGRESS IN COMPLETING THE CONTROLLED ITEMS OF WORK.

          3.9.3 PERFORMANCE: FINAL ACCEPTANCE SHALL BE COMPLETED WITHIN ONE HUNDRED EIGHTY (180) DAYS AFTER THE DATE SPECIFIED IN THE NOTICE TO PROCEED. THE COUNTY'S PROJECT MANAGER WILL, AT NO COST OR ANY OTHER LIABILITY TO THE COUNTY, HAVE THE RIGHT TO DIRECT IN WRITING THAT THE CONTRACTOR DELAY THE ACTUAL COMMENCEMENT OF THE WORK TO BE PERFORMED OR SUSPEND OR DELAY WORK BEING PERFORMED IN THE EVENT ANY OF THE FOLLOWING OCCUR:
                 WRITTEN OR MUTUALLY AGREED TO CHANGES IN THE CONTRACT, LABOR DISPUTES, FIRE, UNUSUAL DELAY IN TRANSPORTATION, ADVERSE WEATHER CONDITIONS NOT REASONABLY ANTICIPATED, UNAVOIDABLE CASUALTIES, OR ANY OTHER CAUSES BEYOND THE COUNTY'S REASONABLE CONTROL. THE CONTRACTOR SHALL BE GRANTED AN EXTENSION OF THE COMPLETION TIME EQUAL TO THE NUMBER OF WORKING DAYS DELAYED DUE TO COMPLIANCE WITH THE DIRECTION TO DELAY OR SUSPEND.

     3.10 RIGHT OF CONTRACT CANCELLATION: IF DURING SAID PERIOD THE CONTRACTOR FAILS TO CURE SUCH DELAY OR FAILURE IN PERFORMANCE, THE PROVISIONS OF THIS SECTION SHALL NOT PRECLUDE THE COUNTY FROM CANCELING OR TERMINATING THE CONTRACT REGARDLESS OF ANY ACT OR EVENT BEYOND CONTRACTOR'S REASONABLE CONTROL, AS AFORESAID, PROVIDED THAT THE COUNTY SHALL HAVE GIVEN THE CONTRACTOR THIRTY (30) DAYS PRIOR WRITTEN NOTICE OF THE COUNTY'S INTENTION TO SO CANCEL OR TERMINATE.

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                                                            XImage Corporation
                                                                      Proposal


3    TERMS AND CONDITIONS

     3.11 PERFORMANCE BONDING: A PERFORMANCE BOND SHALL BE REQUIRED. THE BOND SHALL BE FOR THE AMOUNT OF THE ACCEPTED BID, AND IT SHALL BE MAINTAINED THROUGH WRITTEN FINAL ACCEPTANCE OF THE SYSTEM.

     3.12 DESIGNATED CONTRACTOR'S PROJECT MANAGER: CONTRACTOR SHALL DESIGNATE FROM THE CONTRACTOR'S COMPANY A CONTRACTOR PROJECT MANAGER WHO SHALL BE ACCOUNTABLE AND DIRECTLY ACCESSIBLE TO THE COUNTY REGARDING THE PERFORMANCE, PROGRESS AND COMPLETION OF ALL PHASES OF WORK THROUGH FINAL ACCEPTANCE AND WARRANTY PERIOD. SPECIFICALLY, THE CONTRACTOR'S PROJECT MANAGER SHALL OVERSEE THE PROJECT ON BEHALF OF THE CONTRACTOR FOR THE FOLLOWING PROJECT RESPONSIBILITIES: IMPLEMENTATION SCHEDULES, THE QUALITY OF WORKMANSHIP IN INSTALLATION, THE PERFORMANCE AND QUALITY OF ALL HARDWARE AND SOFTWARE, TRAINING, SERVICES AND MATERIALS WITHIN THE SYSTEM, AND RECEIVING ON BEHALF OF THE CONTRACTOR WRITTEN DIRECTIONS AND/OR INSTRUCTION FROM THE COUNTY'S PROJECT MANAGER.

     3.13 SECURITY CLEARANCE: HENNEPIN COUNTY SHERIFF'S OFFICE SECURITY CLEARANCE IS REQUIRED FOR ALL PERSONS ACCESSING SYSTEM DATA, PERFORMING SYSTEM INSTALLATION AND/OR MAINTENANCE. NO PERSONAL APPEARANCE WILL BE REQUIRED PROVIDED A PHOTO AND FINGERPRINTS CAN BE OBTAINED VIA ANOTHER LAW ENFORCEMENT AGENCY.

     3.14 TECHNICAL ASSISTANCE: THE CONTRACTOR SHALL PROVIDE NECESSARY ENGINEERING OR FACTORY TECHNICAL ASSISTANCE REQUIRED BY THE COUNTY FOR PROPER OPERATION OF THE CONTRACTOR'S HARDWARE AND SOFTWARE DURING THE INSTALLATION, TRAINING, ACCEPTANCE, AND WARRANTY PERIODS SPECIFIED IN THE DOCUMENT, ANY MAINTENANCE PERIODS, AND FUTURE PROJECTS CONTRACTED.

     3.15 RESOLUTION OF QUESTIONS AND ISSUES: EXCEPT AS OTHERWISE PROVIDED IN THIS DOCUMENT OR THE CONTRACT, THE COUNTY'S PROJECT MANAGER SHALL BE RESPONSIBLE FOR DECIDING ALL QUESTIONS AND ISSUES WHICH ARISE WITH RESPECT TO INTERPRETATION OF SYSTEM REQUIREMENTS AND DOCUMENTATION. RESOLUTION OF SUCH QUESTIONS AND ISSUES SHALL BE FINAL AND SHALL BE FURNISHED TO THE CONTRACTOR IN WRITING. THE CONTRACTOR SHALL PROCEED WITH OF NON-AFFECTED TASKS PENDING THE PROJECT MANAGER'S DECISION.

     3.16 PROJECT REPORTING: THE CONTRACTOR SHALL SUBMIT BIMONTHLY PROGRESS REPORTS IN WRITING TO THE COUNTY PROJECT MANAGER ON THE STATUS AND PROGRESS OF THE PROJECT. THE REPORTS SHALL INCLUDE THE FOLLOWING AS A
          MINIMUM: WORK COMPLETED TO DATE, PROBLEMS ENCOUNTERED ALONG WITH PROPOSED SOLUTIONS, WORK ESTIMATED TO BE ACCOMPLISHED DURING THE COMING PERIOD, AND OTHER POINTS CONCERNING THE SCHEDULING OF THE PROJECT. PROJECT IMPLEMENTATION COORDINATION MEETINGS SHALL BE


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                                                            XImage Corporation
                                                                      Proposal


3    TERMS AND CONDITIONS

     3.16 PROJECT REPORTING:  (CONTINUED)

          HELD, AS REQUESTED BY THE COUNTY PROJECT MANAGER, WITH THE CONTRACTOR'S PROJECT MANAGER AND OTHER NECESSARY CONTRACTOR'S STAFF AS IS DEEMED APPROPRIATE BY THE COUNTY.

     3.17 SUBCONTRACTING: THE CONTRACTOR SHALL NOT ASSIGN, SUBLET, TRANSFER OR PLEDGE THIS CONTRACT AND/OR THE SERVICES TO BE PERFORMED HEREUNDER, WHETHER IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COUNTY. THE CONTRACTOR SHALL BE FULLY RESPONSIBLE FOR THE ACTS, OMISSIONS, AND FAILURES OF HIS/HER SUBCONTRACTORS TO PERFORM ITS SERVICES IN ACCORDANCE WITH THIS CONTRACT. CONTRACTS BETWEEN THE CONTRACTOR AND THE SUBCONTRACTOR SHALL BE IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS CONTRACT. THE COUNTY SHALL ASSUME NO CONTRACTUAL RELATIONSHIP WITH SUBCONTRACTORS.

     3.18 RISK OF LOSS: THE COUNTY SHALL BE RELIEVED FROM ALL RISKS OF LOSS OR DAMAGE TO THE EQUIPMENT AND SOFTWARE DURING PERIODS OF TRANSPORTATION/SHIPPING AND INSURANCE, INSTALLATION, TESTING AND TRAINING AND DURING THE ENTIRE TIME THE EQUIPMENT AND SOFTWARE ARE IN THE POSSESSION OF THE COUNTY UNTIL FINAL ACCEPTANCE OF THE SYSTEM BY THE COUNTY. AT SUCH TIME THE RISK OF LOSS OR DAMAGE TO SAID EQUIPMENT AND SOFTWARE SHALL PASS TO THE COUNTY.

          THE CONTRACTOR SHALL NOT BE RESPONSIBLE FOR DAMAGE TO THE EQUIPMENT AND SOFTWARE OCCASIONED BY NEGLIGENCE OF THE COUNTY OR ITS EMPLOYEES OR THEFT FROM COUNTY PREMISES.

     3.19 DELETED PER HENNEPIN COUNTY ADDENDUM NO. 1 DATED 7/21/93.

     3.20 DELIVERY AND INSTALLATION:

          3.20.1 THE EQUIPMENT INCLUDED IN THESE SPECIFICATIONS (EXCEPT FOR POWER, TELEPHONES, NETWORK, AND HEATING/COOLING) SHALL BE COMPLETELY INSTALLED BY THE CONTRACTOR SO THAT A FULLY OPERATIONAL SYSTEM IS PROVIDED. ALL INSTALLATION SERVICES, LABOR, ENGINEERING AND SUPERVISION SHALL BE PROVIDED BY THE CONTRACTOR AND/OR SUBCONTRACTOR.

          3.20.2 ALL INSTALLATION PRACTICES SHALL BE IN ACCORDANCE WITH, BUT NOT LIMITED TO, THE SPECIFICATIONS AND DRAWINGS AND SHALL BE APPROVED IN ADVANCE BY THE COUNTY PRIOR TO BEGINNING WORK. INSTALLATION SHALL BE PERFORMED IN ACCORDANCE WITH LOCAL STANDARDS


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                                                            XImage Corporation
                                                                      Proposal

3  TERMS AND CONDITIONS

        3.20.2 (CONTINUED)

               AND CODES. IN ADDITION, APPARATUS, LINES, AND EQUIPMENT INSTALLATION INVOLVING TELEPHONE SYSTEMS SHALL CONFORM TO THE APPLICABLE REQUIREMENTS OF THE LOCAL TELEPHONE COMPANY INCLUDING AUDIO LEVELS IMPRESSED ON ANY TELEPHONE LINES.

        3.20.3 THE INITIAL SYSTEM SHALL BE DELIVERED AND INSTALLED WITHIN 180 (ONE HUNDRED EIGHTY) DAYS OF NOTICE TO PROCEED. ALL SYSTEM REQUIREMENTS IN THESE SPECIFICATIONS SHALL BE COMPLETED PRIOR TO FINAL SYSTEM TESTING. SYSTEM TESTING FOR FINAL ACCEPTANCE SHALL COMMENCE NO LATER THAT THE 180TH DAY, EXCEPT WHERE EXTENSIONS OF TIME HAVE BEEN GRANTED PURSUANT TO THESE SPECIFICATIONS.

               SUBSEQUENT PURCHASES SHALL BE DELIVERED AND INSTALLED WITHIN 60 (SIXTY) DAYS OF PLACING ORDERS.

        3.20.4 DELIVERIES SHALL BE MADE TO: HENNEPIN COUNTY SHERIFF'S DEPARTMENT, ROOM 36 CITY HALL, 350 SOUTH 5TH STREET, MINNEAPOLIS, MINN. 55415. A 3 DAY NOTICE SHALL BE MADE TO THE COUNTY PROJECT MANAGER OF THE DATES OF DELIVERY.

        3.20.5 EQUIPMENT SHALL NOT BE DELIVERED TO THE COUNTY MORE THAN 30
               DAYS BEFORE SCHEDULED INSTALLATION. THE JAIL DOES NOT HAVE STORAGE SPACE FOR LARGE SHIPMENTS. STORAGE OF EQUIPMENT PRIOR TO ACCEPTANCE OF DELIVERY (SITE LOCATION AND COSTS) SHALL BE THE CONTRACTOR'S EXPENSE.

        3.20.6 PRELIMINARY INSPECTION: ALL HARDWARE SHALL BE VISUALLY INSPECTED BY THE COUNTY PROJECT MANAGER OR HIS/HER DESIGNEE'S UPON RECEIPT TO DETERMINE OBVIOUS DAMAGE.

        3.20.7 DESIGN/MANUFACTURE: ALL HARDWARE AND SOFTWARE SHALL BE NEW AND THE MANUFACTURER'S LATEST DESIGN OF THE MODEL PRESENTLY IN PRODUCTION. EQUIPMENT AND MATERIALS FURNISHED BY THE BIDDER HAVING DEFECTS, CORROSION OR SCRATCHES WHICH TEND TO PRESENT AN "OTHER THAN NEW" APPEARANCE OR WHICH DO NOT COMPLY WITH CONTRACT SPECIFICATIONS SHALL BE PROMPTLY REPLACED OR SUCH DEFECTS PROMPTLY CORRECTED BY THE BIDDER AT NO COST TO THE COUNTY.

               IF UPON INITIAL INSPECTION OF THE HARDWARE SUPPLIED, MORE THAN TEN PERCENT (10%) OF THE TOTAL QUANTITY OF ANY BID ITEM IS FOUND TO BE DEFECTIVE AND/OR DAMAGED, THE COUNTY RESERVES

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17 August 1993                 15         Hennepin County Sheriff's Department
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                                                            XImage Corporation
                                                                      Proposal

3 TERMS AND CONDITIONS

        3.20.7 DESIGN/MANUFACTURE: (CONTINUED)

               THE RIGHT TO REJECT THE ENTIRE SHIPMENT OF THE ITEM TO THE CONTRACTOR AT THE CONTRACTOR'S SOLE EXPENSE.

               NOTWITHSTANDING THE FOREGOING, THE COUNTY MAY REJECT ANY COMPONENT OR ITEM IT DETERMINES TO BE DEFECTIVE. ALSO, THE COUNTY SHALL NOT BE DEEMED TO HAVE ACCEPTED ANY COMPONENT OR ITEM OF HARDWARE OR SOFTWARE UNTIL IT HAS MET THE COUNTY'S PERFORMANCE TEST PURSUANT TO THESE SPECIFICATIONS, PROVIDED THAT THE COUNTY MAY REVOKE ACCEPTANCE FOR ANY COMPONENT OR ITEM THE COUNTY SUBSEQUENTLY DETERMINES TO BE DEFECTIVE AS SPECIFIED IN SECTIONS 11.15.

     3.21 PAYMENT:

          PAYMENTS TO THE CONTRACTOR FOR THE GOODS AND SERVICES HEREUNDER SHALL BE MADE BASED ON SUCCESSFUL COMPLETION OF THE STATE OF
          DEVELOPMENT/SERVICES SET FORTH IN THE FOLLOWING SCHEDULE. THE CONTRACTOR SHALL INVOICE THE COUNTY AN AMOUNT EQUAL TO THE PERCENTAGE, AS SET FORTH BELOW.

          (1)  SYSTEM DESIGN DOCUMENT                                       20%

               A PAYMENT OF TWENTY PERCENT WILL BE PAID THIRTY DAYS AFTER THE COMPLETION AND ACCEPTANCE OF THE SYSTEM DESIGN DOCUMENT OR UPON RECEIPT OF AN APPROPRIATE INVOICE THEREFORE, WHICHEVER IS LATER.

               SYSTEM DESIGN DOCUMENT INCLUDES, BUT IS NOT LIMITED TO, COMPLETED IMPLEMENTATION PLAN, LOGICAL NETWORK DESIGN, DATABASE DESIGNS, SCREEN/MENU DESIGNS, REPORT DESIGNS AND SECURITY PLAN.

          (2)  SYSTEM DELIVERY                                              40%

               A PAYMENT OF FORTY PERCENT WILL BE MADE WITHIN THIRTY DAYS AFTER EITHER DELIVERY OF ALL ITEMS OR THE RECEIPT OF AN APPROPRIATE INVOICE THEREFORE, WHICHEVER IS LATER.

          (3)  COUNTY ACCEPTANCE OF SYSTEM FUNCTIONS                        20%

               AN ADDITIONAL TWENTY PERCENT WILL BE PAID WITHIN THIRTY DAYS AFTER THE COMPLETION OF ACCEPTANCE OF SYSTEM FUNCTIONS ARE ACCEPTED OR UPON RECEIPT OF AN APPROPRIATE INVOICE THEREFORE, WHICHEVER IS LATER.

               SYSTEM FUNCTION TESTS INCLUDE, BUT ARE NOT LIMITED TO, LOAD TESTING AND DEMONSTRATING THE

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                                                                      Proposal

3 TERMS AND CONDITIONS

     3.21 PAYMENT: (CONTINUED)

               ABILITY TO PERFORM ALL SPECIFIED FUNCTIONS AND PRODUCE IMAGES AND PRINTED FORMS OF THE SAME QUALITY AS SUBMITTED WITH THE BID IN THE INSTALLED ENVIRONMENT. THE COUNTY'S PROJECT MANAGER WILL SEND WRITTEN NOTICE TO THE CONTRACTOR OF ACCEPTANCE OF SYSTEM FUNCTIONS.

          (4)  FINAL ACCEPTANCE OF SYSTEM                                   20%

               THE REMAINING TWENTY PERCENT WILL BE PAID WITHIN THIRTY DAYS AFTER EITHER THE COUNTY'S ACCEPTANCE OF THE SYSTEM, OR THE RECEIPT OF AN APPROPRIATE INVOICE, WHICHEVER IS LATER.

               FINAL COUNTY ACCEPTANCE WILL BE DEPENDENT UPON THE SYSTEM RESPONSE TEST THAT WILL BE CONDUCTED FOR A PERIOD OF 30 DAYS COMMENCING THE DATE THE SYSTEM IS IN PRODUCTION. THE SYSTEM WILL BE EVALUATED FOR EASE OF USE, ASSOCIATED DOCUMENTATION AND VENDOR SUPPORT. THE SYSTEM SHALL PROVIDE 30 DAYS OF NORMAL ACTIVITY WITH NO FAILURES. FINAL ACCEPTANCE WILL BE BASED UPON SATISFACTORY PERFORMANCE IN THE PRODUCTION ENVIRONMENT. IN THE EVENT THE SYSTEM FAILS TO PASS ANY OF THE ACCEPTANCE TESTS, THE CONTRACTOR WILL HAVE 3 CALENDAR DAYS IMMEDIATELY THEREAFTER IN WHICH TO CORRECT THE DEFECTS. IN THE EVENT THE DEFECTS ARE NOT CORRECTED, THE COUNTY MAY ELECT TO CANCEL THIS AGREEMENT AND TAKE OTHER ACTIONS AS MAY BE APPROPRIATE.

               ALL TRAINING, OPERATIONAL AND EQUIPMENT MANUALS SHALL REFLECT THE CURRENT SYSTEM AS INSTALLED AND BE FREE OF ERRORS BEFORE THIS LAST PAYMENT WILL BE MADE.

               ALL TRAINING REQUIREMENTS SHALL BE MET PRIOR TO FINAL ACCEPTANCE OF THE SYSTEM.

               UPON SUCCESSFUL COMPLETION OF EVERY ELEMENT OF THE ACCEPTANCE TEST, THE COUNTY WILL PROVIDE A WRITTEN NOTICE OF FINAL ACCEPTANCE OF THE SYSTEM.

               *****************************************************************
               Because of the size and complexity of the system proposed for Hennepin County we request that Hennepin County allow for minor disturbances within the system hardware and software. Our systems have impressed our clients with an up time of over 99% on average.
               *****************************************************************

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17 August 1993                  17        Hennepin County Sheriff's Department
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

                                                            XImage Corporation
                                                                      Proposal

4    GENERAL REQUIREMENTS

     4.1 MINIMUM BIDDER QUALIFICATIONS: THE BIDDER MUST HAVE ENGAGED IN BUSINESS FOR A PERIOD OF NO LESS THAN 3 YEARS AND MUST HAVE A MINIMUM OF 4 PHOTO IMAGE SYSTEMS FOR LAW ENFORCEMENT THAT HAVE BEEN IN PRODUCTION FOR A PERIOD OF AT LEAST 1 YEAR ON THE DAY OF THE BID OPENING. THE BIDDER SHOULD ALSO HAVE AT LEAST ONE OPERATIONAL SYSTEM WITH A TWO WAY DATA EXCHANGE TO AN IBM MAINFRAME. THE BIDDER MUST PROVIDE A LIST OF THEIR SYSTEMS PRESENTLY IN OPERATION AND BEING INSTALLED AND DESCRIBE THE GENERAL CONFIGURATION, SIZE, AND, WHERE IT APPLIES, THE INTERFACE OF THE SYSTEMS ON APPENDIX "A".

          XImage Corporation has over 20 years of combined system operation. The ForceField system is currently operational at 25 sites, 24 hours a day 365 days a year. We have installations pending at 4 additional agencies. These systems are responsible for over 500,000 criminal bookings per year, or over 1,300 per day. During this time we have compiled an impressive "Who's Who of Law Enforcement Agencies" worldwide. In addition to our many installations within the United States, we also have installations in progress in Montreal, Canada as well as the Country of Kuwait. The system in Kuwait, used for population registration, will be able to store and retrieve 2 million images.

          XImage Corporation has 14 photo image systems for law enforcement that have been operational for over 1 year. Our first installation in Orange County, Florida has been operational for four and one-half years. Our system installed at the Indianapolis Police Department has two way data exchange between their ForceField system and IBM 3090 mainframe. Please see our complete reference list in appendix "A".

     4.2 THE SUCCESSFUL BIDDER MUST SUBMIT A CURRENT ANNUAL REPORT AND FINANCIAL STATEMENT. IF THE BIDDER DESIRES THAT THE ENTIRETY OF SUCH DOCUMENTS BE KEPT CONFIDENTIAL, IT SHALL CLEARLY STATE ON THE COVER OR FIRST PAGE OF EACH DOCUMENT THE WORDS "TRADE SECRET INFORMATION". IF, HOWEVER, DATA IN ANY SUCH DOCUMENT IS CUSTOMARILY TREATED AS OR LEGALLY REQUIRED TO BE PUBLIC INFORMATION, BIDDER SHALL DESIGNATE AS TRADE SECRET ONLY SUCH DATA WHICH ARE NOT CUSTOMARILY TREATED AS OR LEGALLY REQUIRED TO BE PUBLIC.

          XImage Corporation has provided a current financial statement for review by the Hennepin County Purchasing Department ONLY. As XImage Corporation is a privately held corporation we wish that this document be kept in strict confidence and have marked it as such.

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17 August 1993                 18         Hennepin County Sheriff's Department
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                                                            XImage Corporation
                                                                      Proposal

4    GENERAL REQUIREMENTS

     4.3 CALPHOTO STANDARD: ANY SYSTEM QUOTED MUST MEET OR EXCEED CALPHOTO STANDARDS. SEE APPENDIX "B". WHERE COUNTY SPECIFICATIONS EXCEED CALPHOTO, THE COUNTY SPECIFICATION MUST BE MET.

    - > The system proposed by XImage Corporation EXCEEDS the CAL-PHOTO standards as set forth in Appendix "B". Where the County's specifications exceed CAL-PHOTO specification, the County's specifications have been MET or EXCEEDED.

     4.4 RELIABILITY: THE SYSTEM WILL BE VITAL TO THE IDENTIFICATION OF ARRESTEES AND SUSPECTS. IT WILL BE SUBJECTED TO CONTINUOUS HEAVY-DUTY USE 24 HOURS EVERY DAY. IT SHALL THEREFORE BE DESIGNED TO VERY HIGH STANDARDS OF RELIABILITY AND AVAILABILITY.

          CONTINGENT UPON FULL POWER AND NETWORK AVAILABILITY, THE GENERAL QUANTITATIVE REQUIREMENT IS THAT THE SYSTEM MUST BE AVAILABLE 99% OF THE TIME. THE SYSTEM WILL BE CONSIDERED "AVAILABLE" ONLY WHEN SUPPORTING ALL OF ITS MAJOR FUNCTIONS IN FULLY AUTOMATIC MODE AND MEETING ALL OF ITS RESPONSE TIME AND THROUGHPUT REQUIREMENTS. "MAJOR FUNCTIONS" INCLUDE IMAGE CAPTURE AND UPDATING, HISTORY FILE UPDATING, IMAGE RETRIEVAL, SEARCHING, PRINTING, LINEUPS, ACTIVITY LOGGING, AND PERFORMANCE MONITORING.

          THE EQUIPMENT CONFIGURATION SHOULD UTILIZE ENOUGH REDUNDANCY TO ENSURE THAT NO SINGLE DEVICE OR COMPONENT FAILURE OR OUTAGE WILL DISABLE THE ENTIRE SYSTEM OR THE FOLLOWING FUNCTIONS: DATA CAPTURE, IMAGE CAPTURE AT BOOKING WORKSTATIONS, 3270 EMULATION AND PRINTING OF INITIAL BOOKING FORMS, WHICH ARE THE PROPERTY SHEET, MEDICAL SCREENING FORM, STRIP-SEARCH AUTHORIZATION, CLASSIFICATION FORM AND PHOTO CARDS. FOR EXAMPLE, IF THE FILE SERVER IS INOPERABLE, THE WORKSTATIONS SHALL BE ABLE TO CONTINUE CAPTURING IMAGES AND BOOKING DATA.

          THE SYSTEM MUST BE CAPABLE OF CONTINUED OPERATION IN DEGRADED MODES.

          Based on actual performance statistics of our current sites XImage Corporation feels the system, contingent upon full power and network availability, WILL be available 99% of the time. In addition, the system WILL be capable of continued operation in degraded modes.

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17 August 1993                 19         Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

4    GENERAL REQUIREMENTS

     4.5 THE BIDDER MUST QUOTE THE PRICE FOR A COMPLETE INSTALLATION OF A TURNKEY PHOTO IMAGING SYSTEM, RUNNING ON THE COUNTY SUPPLIED IBM TOKEN RING LAN IN A "WINDOWED" TRUE MULTITASKING ENVIRONMENT.

          XImage Corporation has quoted the price for a complete installation of a turnkey photo imaging system, running on the County supplied IBM token ring LAN in a "windowed" true multitasking environment. Please see our itemized pricing schedules in the appendix of this document.

     4.6  BIDDERS MUST QUOTE A SYSTEM WHICH INCLUDES ALL HARDWARE AND
          SOFTWARE REQUIRED TO SUPPORT THE GROWTH PATTERN FOR THREE YEARS BASED ON INFORMATION PROVIDED HEREIN (NUMBER OF PHOTOS, DATA BASES, HARDWARE CONFIGURATION, ETC.).

          XImage Corporation has quoted a system which includes all hardware and software required to support the growth pattern for three years based on information provided herein (number of photos, data bases, hardware configuration, etc.).

     4.7  IMPLEMENTATION PLANS:

          BIDDERS MUST DESCRIBE THE MAKEUP OF THE INSTALLATION TEAM INCLUDING A GENERAL TIME SCHEDULE AND LENGTH OF TIME A REPRESENTATIVE REMAINS ON-SITE.

          WITHIN SEVEN (7) DAYS OF THE DATE OF THE NOTICE TO PROCEED LETTER, THE CONTRACTOR SHALL DESIGNATE A PROJECT MANAGER AND SHALL PREPARE AND SUBMIT TO THE COUNTY A GENERAL SYSTEM IMPLEMENTATION PLAN. THE PLAN SHALL DISPLAY THE PROGRESSION OF EVENTS LEADING TO THE TIMELY INSTALLATION AND COMPLETION OF THE SYSTEM. WITHIN THIRTY (30) DAYS OF THE DATE OF THE NOTICE TO PROCEED LETTER, THE CONTRACTOR SHALL SUBMIT A DETAILED IMPLEMENTATION PLAN. THE PLAN SHALL INCLUDE, AT A MINIMUM, THE REQUIRED NETWORK CONFIGURATION, PROVISIONS FOR PRELIMINARY SYSTEM DESIGN (ANY CUSTOMIZATION REQUIREMENT NOT IN CONTRACTOR'S CURRENT VERSION SHALL BE DEMONSTRATED PRIOR TO ANY DELIVERY OF SOFTWARE OR HARDWARE, IF REQUIRED BY THE COUNTY), HARDWARE AND SOFTWARE DELIVERY, SET UP (INSTALLATION) SCHEDULE, TRAINING PLANS, TEST PLANS AND CHANGEOVER PLANS AND THE DATES FOR COMPLETION OF EACH PHASE. THE IMPLEMENTATION PLANS SHALL BE CONSISTENT WITH THE COUNTY'S SPECIFICATIONS AND THE CONTRACTOR'S ACCEPTED BID PROPOSAL.

          When accepted and approved by the County, the implementation plans shall be the documentation for measuring contract performance and progress and as such shall become a contract document to which the contractor shall adhere.

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17 August 1993                 20         Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

4    GENERAL REQUIREMENTS

     4.7  IMPLEMENTATION PLANS:

     XImage Corporation is proud of its many associates who contribute a broad spectrum of experience and dedication to our organization. This dedication ensures expert and timely installation of our ForceField Computerized Image Database Management Systems. Our talent has been proven with over twenty-five local, county and state law enforcement agency installations of varying complexity. Our expertise is providing large law enforcement agencies with a system which will meet their needs today, while remaining flexible enough to accommodate growth their agencies will experience in the future.


                                                    YEARS W/    RELATED
     NAME                TITLE                      COMPANY    EXPERIENCE
     ----                ----                       --------   -----------
     Mr. Ken Claybaugh   Director Product Support     1.0         30.0

     Mr. Claybaugh, Director Product Support and Customer Services is directly responsible for managing the product support planning and implementation programs here at XImage. He has direct responsibility for customer training at the client site, as well as at the XImage training facility located in San Jose, California. Mr. Claybaugh has a Bachelor of Science degree in Business from Indiana State University and has completed advanced coursework at the University of Michigan, Princeton and Stanford Universities.


                                                    YEARS W/    RELATED
     NAME                TITLE                      COMPANY    EXPERIENCE
     ----                ----                       --------   -----------
     Mr. Scott Holt      Installation Manager         6.0          6.0

     Mr. Holt is responsible for the timely management of ForceField System installations. Dependant on the system configuration and installation time line, he is usually assisted by one or more installation specialists. Scott will be the main point of contact regarding most system installation needs.


                                                    YEARS W/    RELATED
     NAME                TITLE                      COMPANY    EXPERIENCE
     ----                ----                       --------   -----------
     Mr. Wayne Okuma     Senior System Programmer     6.0          8.0

     Mr. Okuma's functions include ForceField system enhancements, and client support. As part of his client support responsibilities, Wayne is usually included as part of the XImage field installation team. He holds a Bachelor of Science degree in Computer Science from the University of Arizona.


                                                    YEARS W/    RELATED
     NAME                TITLE                      COMPANY    EXPERIENCE
     ----                ----                       --------   -----------
     Mr. Richard Hair    Software Engineer            3.0          3.5

     Mr. Hair, a specialist in the Forcefield customer support, is also usually included as part of the installation team, especially when remote networked ImageStations are part of the planned installation. He holds a Bachelor of Science degree in Computer Science from the University of Texas at Arlington.


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17 August 1993                  21        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

4    GENERAL REQUIREMENTS

     4.7  IMPLEMENTATION PLANS:

          Within seven days of the date of the Notice to Proceed letter, XImage Corporation WILL designate a Project Manager and shall prepare and submit to the County a general system implementation plan. The plan shall display the progression of events leading to the timely installation and completion of the System. Within thirty days of the date of the Notice to Proceed letter, XImage Corporation WILL submit a detailed implementation plan. The plan shall include at a minimum, the required network configuration, provisions for preliminary system design (any customization requirement not in XImage Corporation's current version shall be demonstrated prior to any delivery of software or hardware, if required by the County), hardware and software delivery, set up (installation) schedule, training plans, test plans and changeover plans and the dates for completion of each phase. The implementation plans shall be consistent with the County's specifications and XImage Corporation's accepted bid proposal.

          WE UNDERSTAND when accepted and approved by the County, the implementation plans shall be the documentation for measuring contract performance and progress and as such shall become a contract document to which XImage Corporation shall adhere.


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17 August 1993                  22        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5    SYSTEM FUNCTIONS  (SEE ALSO 8.3)

     5.1  IMAGE CAPTURE:

          5.1.1 IMAGE MUST BE CAPTURED AND DISPLAYED AT LEAST AS A 24-BIT COLOR DIGITAL IMAGE.

                   Image WILL be captured and displayed as a 24-bit color digital image. As requested in subsequent sections, we have provided pricing on 16-bit capture and display.

              - > Please see the enclosed pricing and print samples for information on our 16-bit system. This system represents a significant cost savings to Hennepin County with excellent print quality.

              - > We have captured images in 16-bit and 24-bit color printed on the Kodak SV6600 dye sublimation printer. We are currently developing print drivers for 24-bit images for other offered printers. These Kodak samples provide a graphical representation of what can be expected from other printers offered by XImage Corporation.

          5.1.1.1 MUST UTILIZE THE JPEG STANDARD COMPRESSION IN LESS THAN 4 SECONDS.

                   The system WILL utilize the JPEG standard compression in less than 4 seconds.

          5.1.1.2 MUST BE ABLE TO COMPRESS THE IMAGE IN A RATIO RANGE FROM 10-TO-1 TO 20-TO-1. THE SUCCESSFUL BIDDER SHALL WORK WITH THE COUNTY TO DETERMINE OPTIMUM RATIOS FOR IMAGE COMPRESSION.

                   The system WILL be able to compress the image in a ratio range from 10-to-1 to 20-to-1. The successful bidder WILL work with the County to determine optimum ratios for image compression.

          5.1.1.3 SYSTEM MUST ALLOW MORE THAN ONE COMPRESSION RATE SO VARIOUS APPLICATIONS CAN BE SAVED AT DIFFERENT RATES.

                   System WILL allow more than one compression rate so various applications can be saved at different rates.

          5.1.1.4 BIDDER MUST STATE WHETHER HARDWARE OR SOFTWARE COMPRESSION IS USED.

                   XImage Corporation utilizes software compression.

          5.1.2 USER MUST BE ABLE TO CONTINUE TO "FRAME" AN IMAGE, UNTIL ACCEPTABLE IMAGE IS OBTAINED FOR PERMANENT STORAGE.

                   User WILL be able to continue to "frame" an image, until acceptable image is obtained for permanent storage.


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17 August 1993                  23        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5    SYSTEM FUNCTIONS

     5.1  IMAGE CAPTURE:

          5.1.3 MUST BE ABLE TO STORE MORE THAN ONE IMAGE PER BOOKING RECORD (I.E. FRONT AND SIDE VIEWS, GLASSES, MULTIPLES OF SCARS, MARKS AND TATTOOS.).

                   The system WILL be able to store more than one image per booking record (i.e. front and side views, glasses, multiples of scars, marks and tattoos.).

          5.1.4 THE SYSTEM MUST AUTOMATICALLY RECORD THE DATE AND TIME A NEW IMAGE IS CAPTURED AND ALLOW ENTRY OF THE DATE AND TIME FOR PHOTOS ADDED BY SCANNING OR FROM VIDEO TAPE.

                   The system WILL automatically record the date and time a new image is captured and allow entry of the date and time for photos added by scanning or from video tape.

          5.1.5    IMAGES MUST BE ATTACHED TO A RECORD.

                   Images WILL be attached to a record.

          5.1.6 THE SYSTEM MUST HAVE THE CAPABILITY TO UTILIZE THREE SOURCES (VIDEO CAMERA, VIDEO TAPE AND SCANNER) FOR CAPTURING IMAGES, AND SHALL ALLOW AN AUTHORIZED USER TO SELECT THE TYPE OF CAPTURE.

                   The system WILL have the capability to utilize three sources (video camera, video tape and scanner) for capturing images, and shall allow an authorized user to select the type of capture.

          5.1.6.1  VIDEO CAMERA ATTACHED TO A WORKSTATION:
          5.1.6.1.1 THE SYSTEM SHALL INCORPORATE THE USE OF LIVE VIDEO CAMERA AS A PRIMARY SOURCE OF IMAGE CAPTURE. IN ONE LOCATION A CAMERA WILL BE SHARED BY THREE WORKSTATIONS WHICH ARE IN CLOSE PHYSICAL PROXIMITY. ALSO SEE HARDWARE SECTION.

                     The system WILL incorporate the use of live video camera as a primary source of image capture. In one location a camera WILL be shared by three workstations which are in close physical proximity.


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17 August 1993                  24        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5    SYSTEM FUNCTIONS

     5.1  IMAGE CAPTURE:

          5.1.6.1.2 THE SYSTEM MUST BE FLEXIBLE TO ALLOW COLLECTION OF THE PHOTO AT VARYING TIMES IN THE BOOKING PROCESS.

                     The system WILL be flexible to allow collection of the photo at varying times in the booking process.

          5.1.6.1.3 BIDDER MUST DESCRIBE HOW AN OPERATOR CAPTURES IMAGES FROM A VIDEO CAMERA.

                     A digital image capture is accomplished by placing the individual or physical object in front of the camera and viewing the live image on the same color monitor in which the text will be displayed. In a split second the live image is frozen on the screen through a keyboard or mouse command. A moveable cropping box enables uniformity of captured images.

          5.1.6.2  VIDEOTAPE APPLICATION:

          5.1.6.2.1 THE SYSTEM SHALL SUPPORT AN APPLICATION WHICH ALLOWS AN AUTHORIZED USER TO SELECT A FRAME FROM A VHS FORMAT VIDEOTAPE, CROP IT, AND ADD IT TO A DATA BASE FROM A SPECIFIED WORKSTATION. ALSO SEE HARDWARE SECTION.

                     The system WILL support an application which allows an authorized user to select a frame from a VHS format videotape, crop it, and add it to a data base from a specified workstation.

          5.1.6.2.2 BIDDER MUST DESCRIBE HOW AN OPERATOR CAPTURES IMAGES FROM VIDEOTAPE.

                     Capture ImageStations WILL have the capability to input images through the use of a common VCR by using a Vid I/O box to transform NTSC-composite or S-video signals to RGB signals. The system can capture a frame from a VHS format videotape, crop it, and add it to a data base from a specified workstation.


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17 August 1993                  25        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5    SYSTEM FUNCTIONS

     5.1  IMAGE CAPTURE:

          5.1.6.3  SCANNER/CAMERA APPLICATION:

          5.1.6.3.1 THE SYSTEM SHALL SUPPORT A SCANNER/CAMERA TO CAPTURE HISTORICAL IMAGES FROM A SPECIFIED WORKSTATION WHICH ALLOWS AN AUTHORIZED USER TO ENTER PHOTOS FROM FORMATS SPECIFIED IN HARDWARE SECTION.

                     The system WILL support a scanner/camera to capture historical images from a specified workstation which allows an authorized user to enter photos from formats specified in hardware section.

          5.1.6.3.2 BIDDER MUST DESCRIBE HOW AN OPERATOR CAPTURES IMAGES FROM A SCANNER.

                     Image scanning for positive and negative images WILL be handled by a high resolution 3-chip video camera mounted on a copy stand equipped with special lighting for the capture of negative and positive photographic images. The capture procedure is identical to live capture outlined in Section 5.1

          5.1.7    SCARS, MARKS, AND TATTOOS

          5.1.7.1  THE SYSTEM MUST CAPTURE IMAGES OF SCARS, MARKS AND TATTOOS.

                   The system WILL capture images of scars, marks and tattoos.

          5.1.7.2  IMAGES MUST BE ATTACHED TO A RECORD.

                   Images WILL be attached to a record.

          5.1.7.3 BIDDER MUST RECOMMEND WHICH SCARS, MARKS AND TATTOOS SHOULD BE CAPTURED AND RECOMMEND A CAPTURE METHOD (I.E. MUG CAMERA OR OTHER SPECIFIC DEVICE). IF THE CAPTURE METHOD IS NOT THE MUG CAMERA, ALL ADDITIONAL HARDWARE OR SOFTWARE MUST BE QUOTED IN THE RECOMMENDED SYSTEM.

                   Any identifying scar, mark or tattoo on the individuals body should be captured and saved on the ForceField system. We suggest the use of a second Hitachi HV-C10F RGB 3 chip solid state, color camera with a Vid I/O switching device located at the Jail/Booking location. This camera should be mounted on a special wall mount and equipped with a lens specialized for that application.


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17 August 1993                  26        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5    SYSTEM FUNCTIONS

     5.2  DATA CAPTURE:

          5.2.1 MUST HAVE DATA ENTRY SCREENS TAILORED TO EACH APPLICATION. BIDDER SHOULD PROVIDE SAMPLES OF STANDARD DATA ENTRY SCREENS.

                 The system WILL have data entry screens tailored to each application. We have provided samples of standard data entry screens.

          5.2.2 THE SCREENS MUST ALLOW FOR ADDING, DELETING, UPDATING AND VIEWING A RECORD AS ALLOWED BY ACCESS CONTROL TABLES.

                 The screens WILL allow for adding, deleting, updating and viewing a record as allowed by access control tables.

          5.2.3  SYSTEM MUST VALIDATE FOR PROPER DATA FORMAT AND
                 REASONABILITY (ALPHA, NUMERIC, DECIMAL, SIZE, DATES, ETC.)

                 The system WILL validate for proper data format and reasonability (alpha, numeric, decimal, size, dates, etc.)

          5.2.4 FIELDS THAT HAVE A SPECIFIED NUMBER OF ACCEPTABLE VALUES MUST BE VALIDATED AGAINST TABLES.

                 Fields that have a specified number of acceptable values WILL be validated against tables.

          5.2.5 MUST ALLOW SYSTEM ADMINISTRATOR TO ADD, DELETE AND MODIFY TABLE ENTRIES FOR VALIDATION. BIDDER MUST DESCRIBE HOW VALIDATION TABLES ARE UPDATED.

                 The system WILL allow System Administrator to add, delete and modify table entries for validation. This functionality is allowed only to individuals who have been given this permission (usually the System Administrator) through specialized ForceField update utilities. The System Administrator will be fully trained by XImage Corporation training personnel in performing this function.

          5.2.6  MUST HAVE CHECKS TO ENSURE ALL MANDATORY FIELDS ARE ENTERED.

                 The system WILL have checks to ensure all mandatory fields are entered.


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17 August 1993                  27        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal


5    SYSTEM FUNCTIONS

     5.2  DATA CAPTURE:

          5.2.7 SHOULD HAVE ON-LINE FIELD LEVEL HELD TO INCLUDE VERIFICATION LISTS OF ACCEPTABLE VALUES. SHOULD ALLOW USER TO SELECT FIELD ENTRY FROM VALIDATION TABLES BY MOUSE OR KEYBOARD.

                   The system WILL have on-line field level help to include verification lists of acceptable values. WILL allow user to select field entry from validation tables by mouse or keyboard.

          5.2.8    BIDDER SHOULD PROVIDE SAMPLES OF HELP SCREENS AVAILABLE.

                   Samples of the help screens available WILL be included in the bid document under Section 9 - "ForceField Sample Screens".

          5.2.9    DATA RELATED TO SCARS, MARKS AND TATTOOS:

          5.2.9.1 THE DATA CAPTURED MUST BE STRUCTURED AND USABLE AS CRITERIA FOR THE SEARCH APPLICATION. FREE FORM TEXT IS NOT ACCEPTABLE. BIDDER MUST DESCRIBE HOW THE DATA IS STRUCTURED.

                   The data captured WILL be structured and usable as criteria for the search application. Fields which are denoted are the type of SMT, particularities within these categories, as well as the location of the SMT.

          5.2.9.2 THE BIDDER SHALL PROVIDE AN EFFICIENT METHOD OF COLLECTING THE INFORMATION. BIDDER MUST DESCRIBE HOW THE USER COLLECTS THE INFORMATION.

                   Textual information is entered and stored within the person update screen. Entry consistency is ensured because all field entries are filled by pre-determined pull down menu selections. Utilizing SMT will ensure that all distinguishing attributes specific to a suspect are properly taken into account in a suspect's identification.

     5.3  ON-LINE DATA/IMAGE RETRIEVAL:

          5.3.1 A WORKSTATION MUST BE ABLE TO COMPLETE AN INDEXED FIELD SEARCH FOR A SPECIFIC RECORD OF A DATABASE WITH 300,000 RECORDS, RETRIEVE AND DISPLAY AN IMAGE WITHIN TEN (10) SECONDS.

                   A workstation WILL be able to complete an indexed field search for a specific record of a database with 300,000 records, retrieve and display an image within ten (10) seconds.

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17 August 1993                  28       Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal


5    SYSTEM FUNCTIONS

     5.3  ON-LINE DATA/IMAGE RETRIEVAL:

          5.3.2 A WORKSTATION MUST BE ABLE TO COMPLETE AN UNINDEXED FIELD SEARCH FOR A SPECIFIC RECORD OF A DATABASE WITH 300,000 RECORDS, RETRIEVE AND DISPLAY AN IMAGE WITHIN SIXTY (60) SECONDS.

                 A workstation WILL be able to complete an unindexed field search for a specific record of a database with 300,000 records, retrieve and display an image within sixty (60) seconds.

          5.3.3 SYSTEM MUST SEARCH NAMES BY PHONETICS AND PROVIDE A "WILDCARD" SEARCH FEATURE IN WHICH CERTAIN CHARACTERS ARE NOT KNOWN.

                 System WILL search names by phonetics and provide a "wildcard" search feature in which certain characters are not known.

          5.3.4 BIDDER MUST STATE THE NUMBER OF SECONDS REQUIRED TO PERFORM A PHONETIC OR "WILD CARD" NAME SEARCH ON A DATABASE WITH 300,000 RECORDS.

                 Depending on the structure of the phonetic or "wild card" search, the elapsed time WILL be anywhere from 1 to 25 seconds.

          5.3.5 THE SYSTEM SHOULD ALSO PROVIDE A SEARCH ON ADDRESS FIELDS WITH A "WILD CARD" FEATURE.

                 The system WILL also provide a search on address fields with a "wild card" feature.

     5.4  INVESTIGATIVE SEARCH APPLICATION:

          5.4.1 THE INVESTIGATIVE SEARCH MUST RETURN THE IMAGES AND RELATED DATA SEQUENTIALLY BASED ON PHYSICAL DESCRIPTION PROVIDED BY A WITNESS.

                 The investigative search WILL return the images and related data sequentially based on physical description provided by a witness.

          5.4.2 SYSTEM MUST ALLOW THREE (3) WORKSTATIONS TO SIMULTANEOUSLY SEARCH A DATABASE WITH 300,000 RECORDS, RETRIEVE AND DISPLAY THE FIRST IMAGE ON THE SCREEN WITHIN SIXTY (60) SECONDS.

                 The system WILL allow three (3) workstations to simultaneously search a database with 300,000 records, retrieve and display the first image on the screen within sixty (60) seconds.

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17 August 1993                  29        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5    SYSTEM FUNCTIONS

     5.4  INVESTIGATIVE SEARCH APPLICATION:

          5.4.3  SYSTEM MUST SEARCH BY ANY COMBINATION OF FIELDS.

                 System WILL search by any combination of fields.

          5.4.4 SYSTEM MUST PROVIDE A RANGE ON NUMERIC FIELDS. BIDDER MUST DESCRIBE HOW THE RANGE IS ESTABLISHED. IF RANGES CAN BE ESTABLISHED ON NON-NUMERIC FIELDS, BIDDER MUST DESCRIBE HOW THE RANGE IS ESTABLISHED.

                 The system WILL provide a range on numeric fields. Ranges are established by predetermined tables in the system. Ranges are established on non-numeric fields in the same manner.

          5.4.5 SYSTEM SHOULD PROVIDE FOR MULTIPLE DATA BASE SEARCHES BY AUTHORIZED USERS.

                 The system does not provide for across multiple data base searches. The system will allow for search within multiple databases separately.

     5.5  LINEUP APPLICATION:

          5.5.1 THE LINEUP APPLICATION MUST RETURN ALL IMAGES AND IDENTIFYING DATA OF PERSONS WHOSE DESCRIPTION MATCHES ANOTHER PERSON ALREADY ENTERED INTO THE SYSTEM.

                 The lineup application WILL return all images and identifying data of persons whose description matches another person already entered into the system.

          5.5.2 SYSTEM MUST PROVIDE A MINIMUM OF SIX (6) PHOTOS IN A LINEUP AND SHOULD PROVIDE A CHOICE OF A LARGER NUMBER.

                 System WILL provide a maximum of six (6) photos in a lineup.

          5.5.3 SYSTEM MUST ALLOW THE USER TO SAVE, SUSPEND FOR LATER REVIEW OR DISQUALIFY/DELETE A PHOTO FROM THE LINEUP LIST.

                 The system WILL allow the user to save, suspend for later review or disqualify/delete a photo from the lineup list.

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17 August 1993                  30        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5    SYSTEM FUNCTIONS

     5.5  LINEUP APPLICATION:

          5.5.4 THE SYSTEM MUST STORE THE FINAL VERSION OF A LINEUP FOR LATER RETRIEVAL.

                 The system WILL store the final version of a lineup for later retrieval.

          5.5.5 SYSTEM MUST ALLOW USER TO PRINT A LINEUP WITH OR WITHOUT ASSOCIATED IDENTIFYING DATA.

                 The system WILL allow user to print a lineup with or without associated identifying data.

          5.5.6 SYSTEM SHOULD PROVIDE FOR AUTOMATIC RANDOM REORDERING OF THE PHOTOS AFTER FINAL SELECTION. REORDERING OF PHOTOS SHOULD BE PROHIBITED ONCE THE LINEUP IS STORED.

                 The system WILL provide for automatic random reordering of the photos after final selection. Reordering of photos WILL be prohibited once the lineup is stored.

     5.6  SEALING BOOKING RECORDS:

          5.6.1 SEALED RECORDS MUST NOT BE ACCESSED WITH ANY SCREEN EXCEPT PERSONS WITH SEAL/UNSEAL PRIVILEGE AND MUST NOT BE RETURNED IN ANY NAME SEARCH OR PHOTO LINEUP OR PRINTED, EXCEPT IN A PREVIOUSLY DEFINED LINEUP RECORD, THE PHOTO WILL REMAIN AND PRINT WITH NO IDENTIFYING TEXT. IF AN ATTEMPT IS MADE TO ACCESS A SEALED RECORD, A MESSAGE SHOULD BE DISPLAYED INDICATING THAT THE RECORD IS SEALED.

                 Sealed records WILL not be accessed with any screen except persons with seal/unseal privilege and WILL not be returned in any name search or photo lineup or printed, EXCEPT in a previously defined lineup record, the photo will remain and print with no identifying test. If an attempt is made to access a sealed record, a message WILL be displayed indicating that the record is sealed.

          5.6.1.1 SYSTEM MUST SEAL ALL BOOKING RECORDS AND ASSOCIATED PHOTO IMAGES THAT ARE LINKED TO A CERTAIN PERSON.

                   System WILL seal all booking records and associated photo images that are linked to a certain person.

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17 August 1993                  31        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5    SYSTEM FUNCTIONS

     5.6  SEALING BOOKING RECORDS:

          5.6.1.2 SYSTEM MUST SEAL A PARTICULAR BOOKING RECORD AND ITS ASSOCIATED PHOTO IMAGES.

                   The system WILL seal a particular booking record and its associated photo images.

          5.6.1.3  SYSTEM SHOULD SEAL A PARTICULAR PHOTO IMAGE.

                   The system WILL only seal a photo image with its associated booking record.

          5.6.1.4  BIDDER MUST DESCRIBE HOW AN OPERATOR SEALS DATA.

                   Users so privileged to seal existing records from the files can select the BOOKING SEAL command and seal a selected record. A sealed record will still exist in the database, even though it will no longer appear in response to a SEARCH or PHOTO LINEUP command.

     5.7  EXPUNGING CHARGES:

          5.7.1 THE EXPUNGE PROCESS MUST DELETE THE SPECIFIED CHARGE/S AND ALL PERSON REFERENCES FROM A BOOKING RECORD, BUT RETAIN THE BOOKING RECORD, NOTING THAT THE CHARGE/S HAS BEEN EXPUNGED.

                 The expunge process WILL delete the specified charge/s and all person references from a booking record, but retain the booking record, noting that the charge/s has been expunged.

          5.7.2 THE EXPUNGE PROCESS MUST DELETE ALL REFERENCES TO A PERSON IF THE EXPUNGED CHARGE IS THE ONLY CHARGE ASSOCIATED WITH THE PERSON.

                 The expunge process WILL delete all references to a person if the expunged charge is the only charge associated with the person.

          5.7.3 IF ALL PERSON REFERENCES ARE DELETED, THE EXPUNGE PROCESS MUST DELETE ALL PHOTO IMAGES ASSOCIATED WITH THE BOOKING RECORD IF THE PHOTO STORAGE MEDIA ALLOWS IT. AT A MINIMUM, ALL KEYS TO AN EXPUNGED PHOTO IMAGE MUST BE DELETED.

                 If all person references are deleted, the expunge process WILL delete all photo images associated with the booking record if the photo storage media allows it. At a minimum, all keys to an expunged photo image WILL be deleted.

------------------------------------------------------------------------------
17 August 1993                  32        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal
5    SYSTEM FUNCTIONS

     5.7  EXPUNGING CHARGES:

          5.7.4   BIDDER MUST DESCRIBE HOW AN OPERATOR EXPUNGES DATA.

                  If the privilege is available to the user, and the record has been retrieved on screen, the user selects the EXPUNGE function. As a safety function the expunge confirms with the user before the record is expunged.

     5.8  MERGE/LINK BOOKING RECORDS:

          5.8.1 THE MERGE/LINK PROCESS MUST ALLOW ALL BOOKING RECORDS AND PHOTO IMAGES TO BE DETACHED FROM ONE PERSON AND ATTACHED TO ANOTHER.

                  The merge/link process WILL allow all booking records and photo images to be detached from one person and attached to another.

          5.8.2 THE MERGE/LINK PROCESS MUST ALLOW A SINGLE RECORD AND THE ASSOCIATED PHOTO IMAGES TO BE DETACHED FROM ONE PERSON AND ATTACHED TO ANOTHER.

                  The merge/link process WILL allow a single record and the associated photo images to be detached from one person and attached to another.

         5.8.3    BIDDER MUST DESCRIBE HOW A USER MERGES/LINKS RECORDS.

                  Once a booking record has been retrieved, a user can reclassify (merge or link), by changing the PERSON Master Key for that record. Again, due to the seriousness of the update, the system requires a confirmation from the user.


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17 August 1993                   33         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal
5    SYSTEM FUNCTIONS

     5.9  IMPORT/EXPORT OF DATA AND IMAGES:

          5.9.1 THE SYSTEM MUST BE ABLE TO IMPORT AND EXPORT IMAGE FILES. BIDDER MUST DESCRIBE HOW AN OPERATOR IMPORTS AND EXPORT IMAGE FILES.

                  The system WILL be able to import and export image files. The user imports and exports image files through a menu driven process which requires the format type and file name. The record on screen will make the imported image part of the record, or export its image to an outside location.

          5.9.2 THE SYSTEM SHOULD HAVE A MENU DRIVEN FUNCTION TO IMPORT AND EXPORT IMAGES IN OTHER FORMATS.

                  The system WILL have a menu driven function to import and export images in other formats.

          5.9.3 BIDDER MUST SPECIFY IMAGE FORMATS THAT CAN BE IMPORTED AND EXPORTED AND SHOULD ALLOW TIFF, MICROSOFT WINDOWS STANDARD BITMAP (.BMP), PC PAINTBRUSH (.PCX) AND OS/2 STANDARD BITMAP (.BMP) VERSION 1.1 AND VERSION 1.2 FILE FORMATS.

                  ForceField WILL accept; TIFF, Microsoft Windows standard bitmap (.BMP), PC Paintbrush (.PCX) and OS/2 standard bitmap (.BMP) Version 1.1 and version 1.2 file formats.

         5.9.4 THE SYSTEM MUST ALLOW UPLOADING AND DOWNLOADING OF SELECTED DATA FIELDS IN ASCII FORMAT. BIDDER MUST DESCRIBE HOW AN OPERATOR UPLOADS AND DOWNLOADS DATA.

                  The system WILL allow uploading and downloading of selected data fields in ASCII format. The upload and download interconnect process is a joint effort between XImage Corporation and Hennepin County MIS Department personnel. XImage Corporation will work closely with the Hennepin County MIS to define requirements, design interconnect and its implementation.


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17 August 1993                   34         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal
5    SYSTEM FUNCTIONS

     5.10 REPORTING AND PRINT FUNCTIONS:

          5.10.1 MUST ALLOW ANY WORKSTATION TO SEND REPORTS, FORMS, LINEUPS OR MUG SHOTS TO ANY PRINTER ON THE SYSTEM. BIDDER MUST DESCRIBE HOW AN OPERATOR ACCOMPLISHES THIS.

                  The system WILL allow any workstation to send reports, forms, lineups or mug shots to any printer on the system as long as the selected printer contains the print functionality. Network printing will allow a user to select the printer location where an image will print. In the instance of agencies with multiple printers, this feature will allow images to print where desired. Since a dedicated printer is no longer needed at a particular workstation, any printer in the network may be utilized to fulfill multiple workstation needs.

          5.10.2 MUST ALLOW THE USER TO SELECT VARIOUS REPORTS, FORMS OR MUGSHOT CARDS TO BE PRINTED.

                  The system WILL allow the user to select various reports, forms or mugshot cards to be printed.

          5.10.3  SHOULD ALLOW PRINTOUT FROM THE COUNTY MAINFRAME.

                  Through a specially designed interconnect the system could print information stored on the County mainframe. Based on a list of records from the County mainframe, the ForceField system can print any desired format at a workstation.

          5.10.4 MUST PROVIDE AN ON-LINE FEATURE TO DETERMINE PRINT QUEUE STATUS WHICH WILL ALLOW USER TO CHECK STATUS OF A PRINT JOB, CANCEL A PRINT JOB AND SHOULD ALLOW USER TO CHANGE PRIORITY AND HOLD PRINT JOB UNTIL A SPECIFIED PERIOD OF TIME. BIDDER MUST DESCRIBE HOW AN OPERATOR ACCOMPLISHES THIS.

                  The system WILL provide an on-line feature to determine print queue status which will allow user to check status of a print job, cancel a print job and should allow user to change priority and hold print job until a specified period of time. This function is available through the print menu. Print jobs will be denoted as standard (default) priority or can be assigned either a high or low priority by the operator.


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17 August 1993                   35         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5  SYSTEM FUNCTIONS

   5.10  REPORTING AND PRINT FUNCTIONS:

         5.10.5 THE SYSTEM MUST BE CAPABLE OF DIRECTLY PRODUCING REPORTS ON-LINE WHICH CAN BE VIEWED BEFORE DECIDING TO PRINT. THESE REPORTS WOULD NOT INCLUDE PHOTOS.

                 The system WILL be capable of directly producing reports on-line which can be viewed before deciding to print. We understand that these reports would not include photos.

         5.10.6 BIDDER MUST STATE THE LENGTH OF TIME REQUIRED TO COMPLETE A PRINT JOB FROM WHEN THE PRINT COMMAND IS GIVEN USING:

                 BLACK AND WHITE PRINTER OF A 3-1/2" X 5" PHOTO WITH ASSOCIATED DATA.

                 60 seconds

                 SMALL COLOR PRINTER OF A MUG SHOT WITH FRONT AND SIDE VIEW.

                 90 seconds

                 LARGE COLOR PRINTER OF A SIX SUBJECT LINE-UP.

                 135 seconds

         5.10.7  SYSTEM MUST RECORD THE FOLLOWING INFORMATION FOR ALL IMAGES
                 PRINTED: 1) NAME OF SUBJECT, FOLDER NUMBER, AND NUMBER OF PRINTS, 2) NAME OF OPERATOR AND 3) NAME OF PERSON AND AGENCY TO WHOM THE IMAGES WERE RELEASED.

                 The system WILL record the following information for all images printed: 1) Name of subject, folder number, and number of prints, 2) Name of operator and 3) Name of person and agency to whom the images were released.

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17 August 1993                   36         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5  SYSTEM FUNCTIONS

   5.10  REPORTING AND PRINT FUNCTIONS:

         5.10.8  REPORTS AND FORMS:

         5.10.8.1 SYSTEM MUST PROVIDE INITIAL BOOKING FORMS AND REPORTS DESIGNED FOR COUNTY NEEDS. THE BIDDER MUST SEND SAMPLES OF STANDARD REPORTS, AUDIT TRAIL REPORTS, MANAGEMENT REPORTS AND FORMS WITH THE BID. THE ACTUAL FORMS AND REPORTS SHALL BE DESIGNED WITH THE CONTRACTOR. BIDDER MUST STATE THE AMOUNT OF DESIGN INCLUDED WITH THE RECOMMENDED SYSTEM AND THE COST FOR ADDITIONAL FORM AND REPORT DESIGN.

                   System WILL provide initial booking forms and reports designed for County needs. XImage Corporation WILL DEVELOP samples of standard reports, audit trail reports, management reports and forms to the specifications of the County. Additional form design will be negotiated upon contract negotiation.

         5.10.8.2  MUST BE ABLE TO CREATE REPORTS USING THE AUDIT LOG
                   DATABASE.

                   The system WILL be able to create reports using the audit log database.

         5.10.8.3 FORM AND REPORT DESIGN MUST INCLUDE CAPABILITIES SUCH AS BOXES, COLUMNS, ROWS, MULTIPLE FONTS, FORM FEED, PAGE BREAKS, LOGO, LOCATION AND SIZE OF IMAGE VARYING FROM
                   1" X 1" to 8.5" X 11", ETC.

                   Form and report design WILL include capabilities such as boxes, columns, rows, multiple fonts, form feed, page breaks, logo, location and size of image varying from 1" X 1" to 8.5" X 11", etc.

         5.10.8.4 SYSTEM MUST ALLOW THE SYSTEM ADMINISTRATOR TO DESIGN FORMS AND REPORTS. BIDDER MUST DESCRIBE THE PROCESS (PROGRAMMING LANGUAGES AND TOOLS) THAT WOULD ALLOW THE SYSTEM ADMINISTRATOR TO DESIGN FORMS AND REPORTS.

                   System WILL allow the System Administrator to design forms and reports. A SYBASE SQL (Structured Query Language) as well as a 4GL FOCUS Report Generator is available to allow the System Administrator to design custom forms and reports.

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17 August 1993                   37         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5  SYSTEM FUNCTIONS

   5.10  REPORTING AND PRINT FUNCTIONS:

         5.10.8.5  SYSTEM MUST BE ABLE TO INCORPORATE DATA AND PHOTOS ON
                   FORMS.

                   System WILL be able to incorporate data and photos on forms.

         5.10.8.6 SYSTEM MUST BE ABLE TO PRODUCE BLACK AND WHITE DOUBLE SIDED FORMS.

                   System WILL be able to produce black and white double sided forms.

         5.10.8.7 SYSTEM MUST PRINT IMAGES IN COLOR OR BLACK/WHITE WITH OR WITHOUT TEXT.

                   System WILL print images in color or black/white with or without text.

         5.10.8.8 SYSTEM MUST BE ABLE TO PRINT MULTIPLE IMAGES ON 1 SHEET OF 1 PERSON OR IMAGE OF MULTIPLE PERSONS (1 OR MORE EACH) OR IMAGES OF FRONT, OR FRONT AND SIDE VIEW OF 1 PERSON.

                   System WILL be able to print multiple images on 1 sheet of 1 person or image of multiple persons (1 or more each) or images of front, or front and side view of 1 person.

         5.10.8.9 SYSTEM MUST ALLOW OPERATOR TO SELECT THE NUMBER OF COPIES TO PRINT.

                   System WILL allow operator to select the number of copies to print.

         5.10.9  AD HOC REPORTING:

         5.10.9.1 THE SYSTEM MUST INCLUDE A FOURTH GENERATION LANGUAGE REPORT WRITER TO ALLOW THE AGENCY'S SYSTEM ADMINISTRATOR TO DEFINE, MODIFY AND STORE REPORTS AND FORMS.

                   The system WILL include a fourth generation language report writer to allow the Agency's System Administrator to define, modify and store reports and forms. The ForceField system is installed with a set of standard management reports, indicating usage and access to the system. An advanced 4GL report writer is available that will allow the Hennepin County Sheriff's Department to modify and develop new management report formats.

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17 August 1993                   38         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5  SYSTEM FUNCTIONS

   5.10  REPORTING AND PRINT FUNCTIONS:

         5.10.9.2 BIDDER MUST STATE MANUFACTURER, PRODUCT NAME AND VERSION NUMBER OF THE 4GL REPORT WRITER.

                    FOCUS - Version 6.5 by Information Builders Incorporated.

         5.10.9.3 BROCHURES AND TECHNICAL LITERATURE DESCRIBING 4GL MUST BE INCLUDED WITH BID.

                    Brochures and technical literature describing 4GL WILL be included with bid.

         5.10.10  BILLING:

         5.10.10.1 THE SYSTEM MUST PROVIDE AN EFFICIENT ACCURATE METHOD OF COMPUTING USE OF THE SYSTEM BY SHERIFF'S AGENCIES.

                    Through an audit report function the system WILL provide an efficient accurate method of computing use of the system by Sheriff's agencies.

         5.10.10.2 THE BIDDER MUST DESCRIBE THE BILLING SYSTEM, IF AVAILABLE, OR HOW A BILLING SYSTEM COULD BE DEVELOPED BASED ON THE DATA CAPTURED BY THE SYSTEM.

                    By utilizing system log on information provided by the audit trail, the system can detail usage across all agencies. This information can include location of terminal accessed, the person who accessed it and transactions processed.

   5.11  INVESTIGATIVE APPLICATIONS:

         THE SYSTEM MUST SUPPORT A PERSON RELATED INTELLIGENCE APPLICATION AND SHOULD SUPPORT TWO INVESTIGATIVE APPLICATIONS THAT ARE USED TO STORE AND RETRIEVE CRIME/EVENT/PERSON RELATED INFORMATION IN SUPPORT OF THE CRIMINAL DIVISION. THE GENERAL SPECIFICATION FOR THESE APPLICATIONS ARE AS FOLLOWS:

         PERSON RELATED INTELLIGENCE APPLICATION

         IN THIS APPLICATION, PERSON RELATED DATA IS COLLECTED AND A PERSON WOULD BE THE PRIMARY RETRIEVAL KEY. PERSON DATA IS ORGANIZED INTO PERSON RELATED FOLDERS. IMAGES OF THE PERSON ARE STORED AND LINKED TO THE PERSON FOLDER. THE PERSON DATA INCLUDES NAME, ID NUMBER, ALIASES, ADDRESS, TELEPHONE NUMBER, EMPLOYER, ASSOCIATES, OCCUPATION, VEHICLES, HAIR COLOR, DATE OF BIRTH, EYE COLOR, HEIGHT, AND OTHER DESCRIPTIVE DATA ABOUT THE PERSON.


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17 August 1993                   39         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5  SYSTEM FUNCTIONS

   5.11  INVESTIGATIVE APPLICATIONS:

         PERSON RELATED INTELLIGENCE APPLICATION

         XImage Corporation WILL provide an application meeting the specifications as described under the heading denoted PERSON RELATED INTELLIGENCE APPLICATION. In this application, person related data is collected and a person would be the primary retrieval key. Person data is organized into person related folders. Images of the person are stored and linked to the person folder. The person data includes name, ID number, aliases, address, telephone number, employer, associates, occupation, vehicles, hair color, date of birth, eye color, height, and other descriptive data about the person.

         PERSON/BUSINESS SURVEILLANCE APPLICATION (OPTIONAL)

         IN THIS APPLICATION, PERSON OR BUSINESS DATA IS COLLECTED AND THE PERSON OR BUSINESS WOULD BE THE PRIMARY RETRIEVAL KEY. PERSON OR BUSINESS DATA IS ORGANIZED INTO PERSON/BUSINESS FOLDERS. IMAGES OF A PERSON, BUSINESS OR RELATED OBJECT ARE CAPTURED AND LINKED TO THE PERSON/BUSINESS FOLDER. THE PERSON/BUSINESS DATA COLLECTED IS PERSON OR BUSINESS NAME, CASE NUMBER, ALIASES, DETECTIVE, CRIME, ADDRESS, TELEPHONE NUMBER, EMPLOYER, ASSOCIATES, OCCUPATION, VEHICLES, HAIR COLOR, DATE OF BIRTH, EYE COLOR, HEIGHT, OTHER PERSON-TYPE INFORMATION, A SHORT DESCRIPTION OF EACH IMAGE, AND OTHER DESCRIPTIVE DATA ABOUT THE PERSON OR BUSINESS.

         FEATURE NOT PROVIDED.

         ADDRESS/LOCATION APPLICATION (OPTIONAL)

         IN THIS APPLICATION, ADDRESS/LOCATION DATA IS COLLECTED AND THE ADDRESS/LOCATION WOULD BE THE PRIMARY RETRIEVAL KEY. THE DATA IS ORGANIZED INTO ADDRESS/LOCATION FOLDERS. IMAGES OF BUILDINGS, FLOOR PLANS, AND OTHER OBJECTS RELATED TO THE ADDRESS/LOCATION ARE CAPTURED AND LINKED TO THE ADDRESS/LOCATION. THE ADDRESS/LOCATION DATA COLLECTED IS ADDRESS, OFFICERS, AGENCY, INJURIES, DATE, TIME, TYPE, FILE NUMBER, PHONE NUMBER, VEHICLES, A SHORT DESCRIPTION TO DESCRIBE EACH IMAGE, AND OTHER DESCRIPTIVE DATA ABOUT THE ADDRESS/LOCATION.

         FEATURE NOT PROVIDED.

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17 August 1993                   40         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5  SYSTEM FUNCTIONS

   5.11  INVESTIGATIVE APPLICATIONS:

         5.11.1  BIDDER SHALL DESCRIBE ALL APPLICATIONS QUOTED IN THE SYSTEM
                 BID.

                 XImage Corporation WILL provide an application meeting the specifications as described under the heading denoted PERSON RELATED INTELLIGENCE APPLICATION. In this application, person related data is collected and a person would be the primary retrieval key. Person data is organized into person related folders. Images of the person are stored and linked to the person folder. The person data includes name, ID number, aliases, address, telephone number, employer, associates, occupation, vehicles, hair color, date of birth, eye color, height, and other descriptive data about the person.

         5.11.2 THE FOLLOWING SPECIFICATIONS APPLY TO THE REQUIRED PERSON RELATED INTELLIGENCE APPLICATION AND, IF BID, EITHER OF THE OPTIONAL APPLICATIONS. IF A BIDDER CHOOSES NOT TO DEVELOP ANY OF THE OPTIONAL APPLICATIONS, THAT SHALL BE STATED.

         5.11.2.1  EACH APPLICATION MUST BE TAILORED TO COUNTY NEEDS.

                   Each application WILL be tailored to county needs.

         5.11.2.2 EACH APPLICATION MUST ALLOW FOR MULTIPLE METHODS FOR CAPTURING IMAGES, AS DESCRIBED IN THE IMAGE CAPTURE SECTION.

                   Each application WILL allow for multiple methods for capturing images, as described in the image capture section.

         5.11.2.3 EACH APPLICATION MUST HAVE SEPARATE DATA BASES AND DATA CAPTURE SCREENS. THE DATA CAPTURE SCREENS MUST MEET THE SPECIFICATIONS AS OUTLINED IN THE DATA CAPTURE SECTION.

                   Each application WILL have separate data bases and data capture screens. The data capture screens WILL meet the specifications as outlined in the data capture section.

         5.11.2.4 EACH APPLICATION MUST HAVE UP TO THREE TAILORED REPORTS/ FORMS, ONE OF WHICH IS A PRINTOUT OF THE ENTIRE FOLDER.

                   Each application WILL have up to three tailored reports/ forms, one of which is a printout of the entire folder.


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17 August 1993                   41         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5 SYSTEM FUNCTIONS

     5.11 INVESTIGATIVE APPLICATIONS:

          5.11.2.5 EACH   APPLICATION  MUST  MEET  ON-LINE  DATA/IMAGE
                   RETRIEVAL SECTION SPECIFICATIONS.

                   Each application WILL meet on-line data/image retrieval section specifications.

          5.11.2.6 EACH APPLICATION MUST ALLOW FOR 50 DIFFERENT DATA FIELDS IN A FOLDER.

                   Each application WILL allow for 50 different data fields in a folder.

          5.11.2.7 EACH APPLICATION MUST ALLOW FREE FORM TEXT FIELDS ATTACHED TO A SPECIFIED FOLDER.

                   Each application WILL allow free form text fields attached to a specified folder. XImage Corporation's exclusive "electronic note pad" function will allow the operator to attach "notes" to a suspect's folder, booking or appearance. They are analogous to the yellow "post-it" note paper commonly found in offices today. This computerized depiction will allow the inclusion of "ad-hoc" text that will stay with a particular folder.

          5.11.2.8 EACH APPLICATION MUST ABLE TO SEARCH BY ANY COMBINATION OF DATA FIELDS TO BRING BACK ALL FOLDERS THAT MEET THE QUERY QUALIFICATIONS.

                   Each application WILL able to search by any combination of data fields to bring back all folders that meet the query qualifications. The system will not be able to search free form text.

     5.12 BADGE MAKER APPLICATION:

          5.12.1 THE SYSTEM SHALL PROVIDE FOR A METHOD OF PRODUCING EMPLOYEE AND VISITOR BADGES. SEVERAL TYPES OF BADGES WILL BE REQUIRED. DETAIL SPECIFICATIONS ARE INCLUDED IN THE HARDWARE SECTION.

                 The system WILL provide for a method of producing employee and visitor badges in different formats.

          5.12.2 BIDDER MUST DESCRIBE HOW AN OPERATOR MAKES BADGES.

                 The production of photo ID badges and jail cards is accomplished through the use of the optional ForceField badge making sub-system. This sub-system consists of a laminator, die cutter, and punch, along with necessary materials for the production of 100 IDs.

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17 August 1993                   42         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5 SYSTEM FUNCTIONS

  5.13 WRISTBAND APPLICATION:

       5.13.1 THE SYSTEM SHALL PROVIDE A METHOD OF PRODUCING INMATE WRISTBANDS USING PHOTOS AND DATA FROM THE DATABASE. DETAIL SPECIFICATIONS ARE INCLUDED IN THE HARDWARE SECTION.

              The system WILL provide a method of producing inmate wristbands using photos and data from the database.

       5.13.2 BIDDER MUST DESCRIBE HOW AN OPERATOR MAKES WRISTBANDS.

              The production of photo wristbands is accomplished through the use of the optional ForceField badge making sub-system. This sub-system consists of a laminator, die cutter, and punch, along with necessary materials for the production of 100 IDs.

  5.14 ARTIST APPLICATION (OPTIONAL):

       5.14.1 THE SYSTEM, IF QUOTED, SHOULD SUPPORT AN ARTIST SUBSYSTEM ON A SPECIFIED WORKSTATION. THE FUNCTION SHOULD ALLOW AN AUTHORIZED USER TO ENHANCE AN EXISTING PHOTO (CHANGE SCARS, FACIAL HAIR, GLASSES, ETC.) WITHOUT CHANGING THE ORIGINAL PHOTO. SHOULD BE ABLE TO STORE THE ENHANCED PHOTO IN A SEPARATE FILE AND SEARCH AGAINST EXISTING PHOTOS. THE FUNCTION SHOULD ALSO ALLOW THE USER TO DRAW A SUBJECT FROM A DESCRIPTION WHEN THERE IS NO EXISTING PHOTO. SHOULD BE ABLE TO STORE THE CREATED PHOTO IN A SEPARATE FILE AND SEARCH AGAINST THE EXISTING PHOTOS.

              FEATURE NOT PROVIDED.

       5.14.2 BIDDER SHOULD DESCRIBE HOW AN OPERATOR CREATES IMAGES WITH THE ARTIST APPLICATION.

              FEATURE NOT PROVIDED.

  5.15 WEIGHT CAPTURE APPLICATION (OPTIONAL):

       THE SYSTEM SHOULD PROVIDE A METHOD OF ELECTRONICALLY COLLECTING INMATE WEIGHT AT THE TIME OF PHOTO CAPTURE. THE SYSTEM WILL BE SHARED BY THREE WORKSTATIONS IN THE BOOKING AREA AND SHALL HAVE A SWITCHING DEVICE FROM EACH WORKSTATION. DETAIL SPECIFICATIONS ARE INCLUDED IN THE HARDWARE SECTION.

       FEATURE NOT PROVIDED.

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17 August 1993                   43         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

5 SYSTEM FUNCTIONS

  5.16 HEIGHT CAPTURE APPLICATION (OPTIONAL):

       THE SYSTEM SHOULD PROVIDE A METHOD OF ELECTRONICALLY COLLECTING INMATE HEIGHT AT THE TIME OF PHOTO CAPTURE. THE SYSTEM WILL BE SHARED BY THREE WORKSTATIONS IN THE BOOKING AREA AND SHALL HAVE A SWITCHING DEVICE FROM EACH WORKSTATION. THE SOLUTION MAY BE ENTIRELY
       ELECTRONIC OR MAY REQUIRE SOME STAFF ACTION. DETAIL SPECIFICATIONS ARE IN THE HARDWARE SECTION.

       FEATURE NOT PROVIDED.

  5.17 SIGNATURE CAPTURE APPLICATION (OPTIONAL):

       THE SYSTEM SHOULD PROVIDE A METHOD OF COLLECTING INMATE SIGNATURES. SIGNATURES SHALL BE ATTACHED TO A SPECIFIC DOCUMENT AND SHALL ONLY BE REPRODUCED AS A PART OF THAT DOCUMENT. DETAIL SPECIFICATIONS ARE IN THE HARDWARE SECTION.

       FEATURE NOT PROVIDED.


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17 August 1993                   44         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

6 MECHANICAL AND ELECTRICAL REQUIREMENTS

  6.1  CODES AND STANDARDS:

       ALL ITEMS, EQUIPMENT, AND ACCESSORIES FOR THIS PROCUREMENT (AS SEPARATE ITEMS AND AS A COMBINED SYSTEM) SHALL BE BUILT IN ACCORDANCE WITH ALL APPLICABLE FEDERAL, STATE, AND CITY STANDARDS AND CODES AND STANDARDS THAT ARE IN EFFECT ON THE DATE OF PROPOSAL SUBMITTAL, INCLUDING BUT NOT LIMITED TO THE FOLLOWING:

       FCC RULES, PART 15.
          WHEN APPLICABLE, ALL EQUIPMENT SHALL CONFORM TO UNDERWRITERS' LABORATORIES (UL) SPECIFICATIONS.

       All items, equipment, and accessories for this procurement (as separate items and as a combined system) WILL be built in accordance with all applicable Federal, State, and City standards and codes and standards that are in effect on the date of proposal submittal, including but not limited to the FCC rules, PART 15.

  6.2 EQUIPMENT SPECIFIED OR SUPPLIED BY THE BIDDER SHALL BE EQUIPPED WITH FUSES, CIRCUIT BREAKERS, OR OTHER PROTECTIVE DEVICES FOR PROPER OPERATION, PROTECTION OF PERSONNEL AND EQUIPMENT.

       Equipment specified or supplied by the bidder WILL be equipped with fuses, circuit breakers, or other protective devices for proper operation, protection of personnel and equipment.

  6.3 ALL POWER SUPPLIES USED IN THE SYSTEM SHALL BE FULLY SHORT-CIRCUIT PROTECTED. A SHORT IN THE POWER SUPPLY DISTRIBUTION BUS SHOULD CAUSE THE POWER SUPPLY TO ELECTRONICALLY SHUT DOWN UNTIL THE SHORT IS REMOVED.

       All power supplies used in the system WILL be fully short-circuit protected. A short in the power supply distribution bus should cause the power supply to electronically shut down until the short is removed.

  6.4 THE SYSTEM SHALL BE ABLE TO ACCEPT AN ELECTRICAL SUPPLY PROVIDED BY THE COUNTY THAT SWITCHES AUTOMATICALLY FROM ANY 1 OF 4 SOURCES. THE SYSTEM SHALL PROVIDE SURGE AND DROP IN POWER PROTECTION FOR ALL HARDWARE DEVICES.

       The system WILL be able to accept an electrical supply provided by the County that switches automatically from any 1 of 4 sources. The system shall provide surge and drop in power protection for all hardware devices.


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17 August 1993                   45         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

6 MECHANICAL AND ELECTRICAL REQUIREMENTS

  6.5 ALL EQUIPMENT SUPPLIED SHALL BE PROVIDED WITH PROTECTIVE COVERS FOR MODULES AND SUBASSEMBLIES THAT HAVE HAZARDOUS EXPOSED WIRING OR TERMINALS. COVERS OR ENCLOSURES ON EQUIPMENT SHALL NOT BE ELIMINATED TO ACCOMMODATE COMPONENT MODIFICATIONS.

       All equipment supplied WILL be provided with protective covers for modules and subassemblies that have hazardous exposed wiring or terminals. Covers or enclosures on equipment WILL not be eliminated to accommodate component modifications.

  6.6 ALL EQUIPMENT MOUNTED IN CABINENTS SHALL BE DESIGNED FOR EASY ACCESS TO FACILITATE ANY REQUIRED MAINTENANCE.

       All equipment mounted in cabinents WILL be designed for easy access to facilitate any required maintenance.

  6.7 ALL REQUIRED INTERCONNECTING CABLES AND CONNECTORS SHALL BE FURNISHED WITH THE EQUIPMENT.

       All required interconnecting cables and connectors WILL be furnished with the equipment.

  6.8 ALL CABLES SHALL BE WELL INSULATED AND APPROPRIATE FOR THE INTENDED CLASS OF SERVICE.

       All cables WILL be well insulated and appropriate for the intended class of service.

  6.9 ALL CONNECTORS SUPPLIED SHALL BE WELL DESIGNED AND APPROPRIATE TO THE NORMAL USAGE AND ENVIRONMENT OF WHICH THEY ARE APART.

       All connectors supplied WILL be well designed and appropriate to the normal usage and environment of which they are apart.

  6.10 ALL CONNECTORS WHERE NECESSARY SHALL HAVE A POSITIVE LOCKING MECHANISM TO PREVENT ACCIDENTAL REMOVAL.

       All connectors where necessary WILL have a positive locking mechanism to prevent accidental removal.


--------------------------------------------------------------------------------
17 August 1993                   46         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

6 MECHANICAL AND ELECTRICAL REQUIREMENTS

  6.11 ALL CABLES SHALL BE MARKED BY A PERMANENT METHOD, AT LEAST ON EACH END, THAT ALLOWS IDENTIFICATION OF THE CABLE EASILY TRACEABLE TO THE MAINTENANCE DOCUMENTATION.

       All cables WILL be marked by a permanent method, at least on each end, that allows identification of the cable easily traceable to the maintenance documentation.

  6.12 ALL CONNECTORS SHALL BE PERMANENTLY MARKED WITH A REFERENCE
       DESIGNATION THAT CORRESPONDS TO THEIR MATING RECEPTACLE AND THE SUPPLIED DOCUMENTATION.

       All connectors WILL be permanently marked with a reference designation that corresponds to their mating receptacle and the supplied documentation.


--------------------------------------------------------------------------------
17 August 1993                   47         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.1  STANDARD EQUIPMENT:

          WHEREVER POSSIBLE, THE SYSTEM SHOULD INCORPORATE STANDARD "OFF-THE-SHELF" EQUIPMENT FOR WHICH THE PERFORMANCE AND RELIABILITY CHARACTERISTICS ARE WELL KNOWN FROM ACTUAL FIELD EXPERIENCE. QUALITY OF THE EQUIPMENT WILL BE CONSIDERED IN EVALUATION OF BIDS. THE COUNTY CURRENTLY SUPPORTS IBM PS/2 AS A STANDARD PERSONAL COMPUTER.

          IF A BIDDER PROPOSES TO MODIFY A PRODUCT SO AS TO MAKE IT CONFORM TO THE REQUIREMENTS OF THESE BID DOCUMENTS, THE BIDDER SHALL (1) ATTACH TO THE BID A CLEAR DESCRIPTION OF SUCH PROPOSED MODIFICATIONS AND (2) CLEARLY MARK ANY DESCRIPTIVE MATERIALS TO SHOW THE PROPOSED MODIFICATIONS. MODIFICATIONS PROPOSED AFTER THE BID OPENING WILL NOT BE CONSIDERED.

          Wherever possible, the system WILL incorporate standard "off-the-shelf" equipment for which the performance and reliability characteristics are well known from actual field experience. Quality of the equipment will be considered in evaluation of bids. For the Hennepin County Sheriff's Department we have specified IBM PS/2 466DX ValuePoint ImageStation workstations connected to an IBM RISC System/6000 file server.

     7.2  CONFIGURATION:

          LISTED BELOW ARE PRIMARY PIECES OF HARDWARE FOR THE INITIAL SYSTEM. SEE APPENDIX "C" FOR DRAWING OF EQUIPMENT SETUP. THIS LIST WILL NOT PREVENT THE COUNTY FROM ELECTING TO PURCHASE A LARGER OR SMALLER QUANTITY OF ANY ITEM. WHERE IT IS NECESSARY TO ADD HARDWARE FOR THE QUOTED SYSTEM TO FUNCTION, THE BIDDER MUST INCLUDE THESE ITEMS. LISTED BELOW ARE HARDWARE DEVICES WHICH MUST BE QUOTED IN THE RECOMMENDED SYSTEM APPENDIX OF THE PRICE SHEET:

               FILE SERVER
               BACKUP DEVICE
               WORKSTATIONS (8)
               UPS (8)
               SLAVE MONITOR
               CAMERA AND LIGHTING SYSTEM (3)
               COLOR SCANNER
               VIDEO TAPE FRAME CAPTURE DEVICE
               BLACK & WHITE PRINTERS (6)
               COLOR PRINTERS (SMALL) (3)
               COLOR PRINTER (LARGE) (1)
               BADGE MAKER
               WRISTBAND MAKER

--------------------------------------------------------------------------------
17 August 1993                   48         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.2  CONFIGURATION:

          LISTED BELOW ARE HARDWARE DEVICES WHICH MUST BE QUOTED, IF AVAILABLE, IN THE OPTIONAL SECTION E OF THE PRICE SHEET:

               WEIGHT (SCALE) CAPTURE DEVICE
               HEIGHT CAPTURE DEVICE
               SIGNATURE CAPTURE DEVICE
               FINGERPRINT ACCESS DEVICE

--------------------------------------------------------------------------------
17 August 1993                   49         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.2  CONFIGURATION:

          7.2.1 BIDDER MUST PROVIDE A COMPLETE LIST OF HARDWARE, BASED ON THE HARDWARE CONFIGURATION DIAGRAM, APPENDIX C.

                 FILE SERVER
                      FILE SERVER
                      /X/ IBM RS/6000 Model 34H with 32MB RAM, 42 Mhz(1)
                              AIX UNIX Version 3.2
                              SYBASE SQL Server
                                Ports:
                                   Serial (2)
                                   Parallel (1)
                                   SCSI (2)
                                   Ethernet (1)
                                4 Microchannel Slots
                                3 1/2 1.44 Floppy Disk Drive (1)
                                400 MB System Hard Disk (1)
                                Video Graphic Adaptor (1)
                      /X/ IBM Monochrome Display Monitor (1)

                      DATA STORAGE (TEXT)
                      /X/ 669 MB System Data Hard Disk (2)

                      IMAGE STORAGE
                      /X/ Magnetic Disk ImageStorage
                             2.5 GB Seagate Hard Drive (5)

                      BACKUP DEVICE
                      /X/ Parity 2.3 GB 8mm Tape Back-Up (1)

                      MAINTENANCE MODEM
                      /X/ Telebit TrailBlazer Plus 19.2 KB Maintenance
                          Modem (2)

                      WORKSTATION
                      /X/ IBM PS/2 ValuePoint ImageStation (1)
                           SCO UNIX Open Desktop Release 3.0 (1)
                           Truevision ATVista 32-bit Videographics Card (1)
                      /X/ 15-inch Electohome Color Monitor (1)

                      BLACK AND WHITE SIMPLEX PRINTER
                      /X/ HP LaserJet 4 System Printer (1)

                      UPS
                      /X/ Emerson AP1000 Series Uninterruptible
                          Power System (1)

--------------------------------------------------------------------------------
17 August 1993                   50         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.2  CONFIGURATION:

          7.2.1 BIDDER MUST PROVIDE A COMPLETE LIST OF HARDWARE, BASED ON THE HARDWARE CONFIGURATION DIAGRAM, APPENDIX C.

                 CONTINUED ...

                     NARCOTICS DIVISION
                       WORKSTATION
                       /X/ IBM PS/2 ValuePoint ImageStation (1)
                           SCO UNIX Open Desktop Release 3.0 (1)
                           Truevision ATVista 32-bit Videographics Card (1)
                       /X/ 15-inch Electohome Color Monitor (1)

                       SMALL COLOR PRINTER
                       /X/ Kodak SV6600 Color Printer, Extractor,
                           and Finisher. (1)

                       B&W SIMPLEX PRINTER
                       /X/ HP LaserJet 4 Printer (1)

                       UPS
                       /X/ Emerson AP1000 Series Uninterruptible
                           Power System (1)

--------------------------------------------------------------------------------
17 August 1993                   51         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.2  CONFIGURATION:

          7.2.1 BIDDER MUST PROVIDE A COMPLETE LIST OF HARDWARE, BASED ON THE HARDWARE CONFIGURATION DIAGRAM, APPENDIX C.

                 CONTINUED ...

                     DETECTIVES DIVISION
                       WORKSTATION
                       /X/ IBM PS/2 ValuePoint ImageStation (1)
                           SCO UNIX Open Desktop Release 3.0 (1)
                           Truevision ATVista 32-bit Videographics Card (1)
                       /X/ 15-inch Electohome Color Monitor (1)

                       SMALL COLOR PRINTER
                       /X/ Kodak SV6600 Color Printer, Extractor, and
                           Finisher. (1)

                       B&W SIMPLEX PRINTER
                       /X/ HP LaserJet 4 Printer (1)

                       CAL-PHOTO CAPTURE STUDIO
                       /X/ Hitachi Hi-Resolution HV-C10F RGB Video Camera (1) /X/ Remote Pan and Tilt Mechanism (1)
                           Vicon Model V3000 APT Remote Pan & Tilt (1)
                           V1600 WM Wall Mount with V1600 AH Adjustable Head (1)
                       /X/ HALO 3-Point Lighting System (1)
                       /X/ Reflective Light Pedestal (1)
                       /X/ 18% Grey Background (1)

                       VIDEOTAPE CAPTURE DEVICE
                       /X/ Video Capture Sub-system (1)
                           Truevision NTSC VID I/O Box Encoder/Decoder (1)

                       UPS
                       /X/ Emerson AP1000 Series Uninterruptible
                           Power System (1)

                       ARTIST STATION
                       Not supplied in the confines of this bid.

--------------------------------------------------------------------------------
17 August 1993                   52         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.2  CONFIGURATION:

          7.2.1 BIDDER MUST PROVIDE A COMPLETE LIST OF HARDWARE, BASED ON THE HARDWARE CONFIGURATION DIAGRAM, APPENDIX C.

                 CONTINUED ...

                 JAIL/RECORDS DIVISION
                   WORKSTATIONS
                   /X/ IBM PS/2 ValuePoint ImageStation (3)
                       SCO UNIX Open Desktop Release 3.0 (3)
                       Truevision ATVista 32-bit Videographics Card (3)
                   /X/ 15-inch Electohome Color Monitor (3)

                   SLAVE MONITOR
                   /X/ 15-inch Electohome Color Monitor (1)
                     - tied to 1 of the ImageStations above.

                   SCANNER
                   /X/ Hi-Res. Camera Scanner/Copy Stand (1)
                       Hitachi Hi-Res. HV-C10 RGB Video Camera (1)
                       Kaiser Copy Stand (1)

                   SMALL COLOR PRINTER
                   /X/ Kodak SV6600 Color Printer, Extractor, and
                       Finisher. (1)

                   LARGE COLOR PRINTER
                   /X/ Mitsubishi CP-210U Large Format Color Video Printer (1)

                   B&W DUPLEX PRINTER
                   /X/ HP LaserJet 4 Si Duplex Printer (2)

                   BADGEMAKER
                   /X/ XImage Badge Laminator
                   /X/ XImage Die Cutter

                   UPS
                   /X/ Emerson AP1000 Series Uninterruptible
                       Power System (2)

--------------------------------------------------------------------------------
17 August 1993                   53         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.2  CONFIGURATION:

          7.2.1 BIDDER MUST PROVIDE A COMPLETE LIST OF HARDWARE, BASED ON THE HARDWARE CONFIGURATION DIAGRAM, APPENDIX C.

                 CONTINUED ...

                 JAIL/BOOKING DIVISION
                   WORKSTATIONS
                   /X/ IBM PS/2 ValuePoint ImageStation (3)
                       SCO UNIX Open Desktop Release 3.0 (3)
                       Truevision ATVista 32-bit Videographics Card (3)
                   /X/ 15-inch Electohome Color Monitor (3)

                   CAL-PHOTO PHOTOGRAPHY AREA
                   /X/ Hitachi Hi-Res. HV-C10F RGB Video Camera (1)
                   /X/ Remote Pan and Tilt Mechanism (1)
                       Vicon Model V3000 APT Remote Pan & Tilt (1)
                       V1600 WM Wall Mount with V1600 AH Adjustable Head (1)
                   /X/ HALO 3-Point Lighting System (1)
                   /X/ Reflective Light Pedestal (1)
                   /X/ 18% Grey Background (1)

                   SWITCHING DEVICE
                   /X/ For 3 monitors to access single camera.

                   B&W DUPLEX PRINTER
                   /X/ HP LaserJet 4 Si Duplex Printer (1)

                   WRISTBAND MAKER
                   /X/ XImage Wristband Laminator
                   /X/ XImage Die Cutter

                   UPS
                   /X/ Emerson AP1000 Series Uninterruptible
                       Power System (3)

                   OPTIONS
                   Device for Weight Capture (1) - Not quoted within this bid. Device for Signature Capture (1) - Not quoted within this bid.
                   Device for Height Capture (1) - Not quoted within this bid. Fingerprint Access Device (1) - Not quoted within this bid.

--------------------------------------------------------------------------------
17 August 1993                   54         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.2  CONFIGURATION:

          7.2.2 THE CONTRACTOR SHALL PROVIDE A MANUAL FOR EACH PIECE OF EQUIPMENT AND OPTIONS DELIVERED.

                 XImage Corporation WILL provide a manual for each piece of equipment and options delivered.

     7.3  PROVIDE FLEXIBILITY:

          7.3.1 ALL STATIONS SHOULD BE AS FUNCTIONALLY EQUIVALENT AS POSSIBLE SO THAT ANY FUNCTION CAN BE PERFORMED FROM ANY WORKSTATION, SUBJECT ONLY TO SOFTWARE CONTROLS AND INHERENT HARDWARE LIMITATIONS (E.G. CAMERA/PRINTER ETC).

                 All stations WILL be as functionally equivalent as possible so that any function can be performed from any workstation, subject only to sofware controls and inherent hardware limitations.

          7.3.2 THE SYSTEM MUST BE EASY TO RECONFIGURE AND EXPAND, SUCH AS ADD-ON FILE SERVERS, WORKSTATIONS, SCANNERS, FINGERPRINT ACCESS DEVICES, ETC. BIDDER MUST DESCRIBE HOW THIS IS ACCOMPLISHED ON THE QUOTED SYSTEM.

                 The system WILL be easy to reconfigure and expand, such as add-on file servers, workstations, scanners, fingerprint access devices, etc. Because of the modular configuration of the ForceField system it is easy to reconfigure and expand. This will allow Hennepin County to expand their system with a minimum of effort and with little change to the existing system.

          7.3.3 IF THE FILE SERVER BECOMES INOPERABLE, THE WORKSTATIONS MUST BE ABLE TO CONTINUE TO CAPTURE IMAGES AND DATA, AND PRINT INITIAL BOOKING FORMS.

                 If the file server becomes inoperable, the workstations WILL be able to continue to capture images and data, and print initial booking forms.

--------------------------------------------------------------------------------
17 August 1993                   55         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                           XImage Corporation
                                                                     Proposal

7    HARDWARE SPECIFICATIONS

     7.3  PROVIDE FLEXIBILITY:

          7.3.4 THE THREE BOOKING WORKSTATIONS MUST BE CAPABLE OF STORING A TOTAL OF 100 (ONE HUNDRED) BOOKINGS AND ASSOCIATED IMAGES WHILE THE FILE SERVER IS INOPERABLE AND SHOULD BE CAPABLE OF STORING 150 (ONE HUNDRED FIFTY).

                 The three booking workstations WILL be capable of storing a total of 100 (one hundred) bookings and associated images while the file server is inoperable and should be capable of storing 150 (one hundred fifty).

          7.3.5 THE REMAINING CAPTURE STATIONS MUST BE CAPABLE OF STORING 20 (TWENTY) FOLDERS AND ASSOCIATED IMAGES WHILE THE FILE SERVER IS INOPERABLE.

                 The remaining capture stations WILL be capable of storing 20 (twenty) folders and associated images while the file server is inoperable.

          7.3.6 WHEN THE FILE SERVER BECOMES OPERABLE, THE DATA AND IMAGES MUST BE TRANSFERRED TO THE FILE SERVER.

                 When the file server becomes operable, the data and images WILL be transferred to the file server.

     7.4  FILE SERVER:

          7.4.1 THE FILE SERVER MUST BE A MEMBER OF AN UPWARD-COMPATIBLE "FAMILY" OF PROCESSORS SO THAT THE SYSTEM CAN ACCOMMODATE FUTURE EXPANSION BY UPGRADING THE PROCESSORS WITH MINIMAL EFFECT ON APPLICATION SOFTWARE. BIDDER SHOULD STATE WHERE QUOTED FILE SERVER STANDS WITHIN THE FAMILY OF PROCESSORS. OTHER INTERPRETATIONS OF THE PHRASE, "FAMILY OF PROCESSORS," WILL BE ACCEPTED IF SOFTWARE WHICH HAS BEEN SUPPORTING THE REQUIRED WORKLOAD AT THE REQUIRED PERFORMANCE LEVELS WILL COMPILE AND EXECUTE WITHOUT MODIFICATION OR EMULATION ON PROPOSED REPLACEMENT PROCESSORS.

                 The file server WILL be a member of an upward-compatible "family" of processors so that the system can accommodate future expansion by upgrading the processors with minimal effect on application software.

                 The RISC System/6000 models come in four binary-compatible series: entry-level 200 Series and 300 Series desktop POWERservers, 500 Series deskside models, and the high

--------------------------------------------------------------------------------
17 August 1993                   56         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                           XImage Corporation
                                                                     Proposal

7    HARDWARE SPECIFICATIONS

     7.4   FILE SERVER:

                 performance/high capacity 900 POWERserver Series. Binary compatibility across the RISC System/6000 family allows you to develop your applications on the system of your choice and replicate them on any RISC System/6000. You buy only enough power to serve your computing needs today, while protecting your investment in the future.

                 --> The IBM RISC System/6000 family servers proposed by XImage Corporation has been awarded the 1993 BYTE Dealers Choice Award for best workstation.

                 --> The proposed 300 Series of servers are industry-leading systems that provide excellent price/performance and capacity, with up to 256MB of memory and a maximum of 4GB of internal disk storage.

           7.4.2 THE SERVER MUST HAVE A MINIMUM OF 32 MB OF RAM AND SHOULD BE UPGRADABLE TO 128 MB OF RAM.

                 The server WILL have a minimum of 32 MB of RAM and should be upgradable to 128 MB of RAM.

           7.4.3 THE SERVER SHOULD HAVE A MINIMUM PERFORMANCE SPECMARK OF 35 OR EQUIVALENT.

                 The server WILL have a minimum performance SPECmark of 35 or equivalent.

           7.4.4 THE SERVER MUST HAVE A PROCESSOR SPEED OF 33 MHz OR BETTER.

                 The server WILL have a processor speed of 66 MHz.

           7.4.5 THE SERVER MUST HAVE AT LEAST THREE 32-BIT OR BETTER DATA BUS EXPANSION SLOTS.

                 The proposed server WILL have four (4) 32-bit Micro Channel card slots; two (2) serial ports; and one (1) parallel printer port.

           7.4.6 THE SERVER MUST HAVE A 3 1/2" DISKETTE DRIVE.

                 The proposed server WILL have a 3 1/2" diskette drive.

--------------------------------------------------------------------------------
17 August 1993                   57         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                             XImage Corporation
                                                                       Proposal

7    HARDWARE SPECIFICATIONS

     7.4 FILE SERVER:

         7.4.7 THE SERVER MUST HAVE A TRUE MULTI-TASKING 32-BIT OPERATING SYSTEM THAT MEETS OPERATING SYSTEM SPECIFICATIONS AS REFERENCED IN OPERATING SYSTEM SOFTWARE SECTION 8.2.

                 The server WILL utilize IBM AIX, a true multi-tasking 32-bit operating system that meets operating system specifications as referred in Operating System Software.

         7.4.8 SYSTEM MUST INITIALLY SUPPORT A MINIMUM OF TWENTY WORKSTATIONS (CAPTURE OR DISPLAY) WHILE CONTINUING TO MEET ALL SPECIFICATIONS HEREIN.

                 The configuration specified WILL initially support a minimum of twenty (20) workstations (capture or display) and continue to meet all specifications herein.

         7.4.9 SYSTEM MUST BE UPGRADABLE TO AT LEAST FORTY WORKSTATIONS AND TWICE THE INITIAL SUPPORTED IMAGES AND DATE WHILE CONTINUING TO MEET ALL SPECIFICATIONS HEREIN.

                 The configuration specified WILL be upgradable to at least forty (40) workstations and twice the initial supported images and data and continue to meet all specifications herein.

         7.4.10 BIDDER MUST STATE THE NUMBER OF WORKSTATIONS THAT INITIAL SYSTEM WILL SUPPORT.

                 The configuration specified WILL initially support a maximum of twenty (20) workshops (capture or display) and will be upgraded to at least forty (40) workstations with minimal changes to the initial hardware configuration.

         7.4.11  DATA STORAGE:

         7.4.11.1 THE SYSTEM MUST BE CAPABLE OF CAPTURING, STORING, AND QUICKLY RETRIEVING IMAGES AND CORRESPONDING DATE IN MULTIPLE DATABASES TO BE DEFINED BY THE COUNTY (I.E. ADULTS BOOKED, EMPLOYEE PHOTO I.D., INVESTIGATIVE, ETC.)

                  The system WILL be capable of capturing, storing, and quickly retrieving images and corresponding date in multiple databases to be defined by the County (i.e., adults booked, employee photo i.d., investigative, etc.)


--------------------------------------------------------------------------------
17 August 1993                   58         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                             XImage Corporation
                                                                       Proposal

7    HARDWARE SPECIFICATIONS

     7.4  FILE SERVER:

          7.4.11.2 THE SYSTEM MUST BE ABLE TO INITIALLY SUPPORT THREE YEARS OF ON-LINE STORAGE BASED ON THE GIVEN USE, A TOTAL OF 125,000 IMAGES PER YEAR AND 375,000 FOR THREE YEARS. THE NUMBER OF IMAGES ARE BASED ON:

                    1) 40,000 BOOKINGS (ONE FRONT AND ONE SIDE VIEW PHOTO FOR EACH BOOKING) PER YEAR, OR 80,000 IMAGES WITH AN AVERAGE OF 600 BYTES OF DATA FOR EACH BOOKING;

                    2) 10,000 ADDITIONAL FRONT AND SIDE VIEWS FOR GLASSES, WIGS, TATTOOS, ETC., OR 20,000 IMAGES ATTACHED TO ABOVE BOOKINGS;

                    3) 2,000 EMPLOYEE/VISITOR PHOTOS WITH AN AVERAGE OF 600 BYTES OF DATA FOR EACH EMPLOYEE;

                    4) 23,000 INVESTIGATIVE RECORDS WITH AN AVERAGE OF 6K OF DATA FOR EACH RECORD.

                    5)  AUDIT LOG

                    The system WILL be able to initially support three years of on-line storage based on the given use, a total of 125,000 images per year and 375,000 for three years.

          7.4.12  FILE SERVER MONITOR, KEYBOARD & MOUSE:

                  THE SERVER MONITOR, KEYBOARD AND MOUSE MUST HAVE THE SAME SPECIFICATIONS AS A WORKSTATION AND BE A SINGLE SCREEN SOLUTION FOR IMAGES AND DATA. FAILURE OR MAINTENANCE OUTAGE OF THE SYSTEM TERMINAL MUST NOT FUNCTIONALLY DISABLE THE ASSOCIATED FILE SERVER.

                  An additional IBM PS/2 466DX ValuePoint ImageStation will be located at the file server location. This station's monitor, keyboard and mouse WILL have the same specification as other workstation's on the system and be a single screen solution for images and data. Failure or maintenance outage of the system terminal WILL not functionally disable the associated file server.

     7.5  MODEM TO PROVIDE MAINTENANCE SUPPORT:

          7.5.1 MUST HAVE A HIGH SPEED MODEM WITH A MINIMUM 9600 BPS RATE. BIDDER MUST STATE MODEM BPS RATE.

                  The proposed system WILL have a Telebit Trailblazer T2500 modem which features a 1800 bps rate.


--------------------------------------------------------------------------------
17 August 1993                   59         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal
7   HARDWARE SPECIFICATIONS

    7.5   MODEM TO PROVIDE MAINTENANCE SUPPORT:

          7.5.2 BIDDER SHOULD STATE WHETHER OR NOT A FAX CAPABILITY IS PART OF THE MODEM.

                  Fax capability is not a part of the supplied modem.

          7.5.3   MUST USE A CONVENTIONALLY SWITCHED TELEPHONE LINE.

                  The supplied modem WILL use a conventionally switched telephone line.

    7.6     BACKUP DEVICE:

            7.6.1   THE SYSTEM MUST INCLUDE A STATE-OF-THE-ART BACKUP DEVICE.

                    The system WILL include a 2.3 GB 8mm backup device.

            7.6.2   BIDDER MUST STATE THE TYPE OF MEDIUM USED (I.E. TYPE OF
                    TAPE).

                    8MM magnetic tape backup is utilized by the ForceField
                    System.

            7.6.3 THE DEVICE(S) MUST ALLOW BACKUPS OF ALL WORKSTATIONS AND THE FILE SERVER FROM ONE LOCATION.

                    The device WILL allow backups of all workstations and the file server from one location.

            7.6.4 THERE MUST BE SUFFICIENT STORAGE FOR AT LEAST 2 GB PER STORAGE MEDIUM.

                    The proposed magnetic tape storage is sufficient for 2.3 GB each cartridge.

            7.6.5 THE SUSTAINED TRANSFER RATE MUST BE AT LEAST 200 KB/SEC. BIDDER MUST STATE KB/SEC TRANSFER RATE AND SEARCH RATE OF PROPOSED DEVICE.

                    The sustained transfer rate of the proposed tape backup device WILL EXCEED 200 KB/sec.

                    The KB/sec transfer and search rate is 245 KB/sec.


--------------------------------------------------------------------------------
17 August 1993                   60         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7   HARDWARE SPECIFICATIONS

    7.7   WORKSTATIONS (8):

          7.7.1 THE WORKSTATION MUST BE A SINGLE SCREEN SOLUTION DISPLAYING BOTH DATA AND IMAGES FOR PHOTO IMAGING APPLICATIONS.

                  The workstation WILL be a single screen solution displaying both data and images for photo imaging applications. The ForceField System displays both images and data on a single screen.

          7.7.2   MONITOR:

          7.7.2.1 MUST HAVE A MINIMUM RESOLUTION OF 780 x 480 PIXELS AND SUPPORT BOTH 16 AND 24-BIT COLOR IMAGES WITH .28MM DOT PITCH OR BETTER.

                    The workstation monitor is the ELECTROHOME ECM 1510 with a resolution of 1024 x 768 pixels and supports both 16 and 24-bit color images with .28mm dot pitch.

                    We also offer a 13" SONY CPD-1302 with a resolution of 900 x 560 pixels and supports both 16 and 24-bit color images with .28mm dot pitch.

                --> This option represents a significant savings to Hennepin
                    County.

          7.7.2.2 MUST HAVE A MINIMUM OF A 15-INCH DIAGONAL NON-GLARE SCREEN. BIDDER SHOULD SPECIFY OPTIONAL MONITORS (SCREEN SIZES LARGER AND SMALLER THAN 15" DIAGONAL, HIGHER RESOLUTION, ETC. WITH SPECIFICATIONS).

                    The ELECTROHOME ECM 1510 has a 15-inch diagonal non-glare screen.

                    The SONY CPD-1302 has a 13-inch diagonal non-glare screen.

          7.7.2.3 MUST HAVE A NON-INTERLACED MONITOR WITH AN APPROPRIATE RESOLUTION AND REFRESH RATE FOR THE GRAPHICS BOARD.

                    The ELECTROHOME ECM 1510 & SONY CPD-1302 are both non-interlaced with an appropriate resolution and refresh rate for the graphics board.

          7.7.2.4 MUST DISPLAY INTENSITY CONTINUOUSLY VARIABLE BY THE OPERATOR FROM COMPLETELY DARK TO MAXIMUM BRIGHTNESS.

                    The ELECTROHOME ECM 1510 & SONY CPD-1302 WILL both display intensity continuously variable by the operator from completely dark to maximum brightness.

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

                                                            XImage Corporation
                                                                      Proposal

7   HARDWARE SPECIFICATIONS

    7.7   WORKSTATIONS (8):

          7.7.2.5 ALL CHARACTERS AND GRAPHICS, INCLUDING "DIM," MUST BE STABLE AND JITTER FREE.

                    The ELECTROHOME ECM 1510 & SONY CPD-1302 are both non-interlaced. The primary benefit of this feature is that the display will remain stable and flicker free under most all ambient conditions encountered in a typical office environment.

          7.7.2.6 CHARACTERS AND GRAPHICS MUST HAVE A UNIFORM APPEARANCE ON ALL PARTS OF THE SCREEN.

                    Characters and graphics WILL have a uniform appearance on all parts of the screen.

          7.7.2.7   MUST BE ATTACHED TO A TILT/SWIVEL BASE.

                    The monitor WILL be attached to a tilt/swivel base.

          7.7.3     KEYBOARD AND MOUSE:

          7.7.3.1 THE KEYBOARD DESIGN MUST PREVENT MALFUNCTION DUE TO KEY "BOUNCE," SIMULTANEOUS CLOSURE OF MULTIPLE KEYS OR SPILLAGE OF LIQUIDS.

                    The keyboard design WILL prevent malfunction to key "bounce," simultaneous closure of multiple keys or spillage of liquids.

          7.7.3.2 THE KEYS SHOULD BE FORMED BY DOUBLE-SHOT MOLDING TO PREVENT DIRT AND DUST FROM OBLITERATING THE LEGENDS.

                    The keys WILL be formed by double-shot molding to prevent dirt and dust from obliterating the legends.

          7.7.3.3 THE KEYBOARD MUST BE DETACHED OR DETACHABLE FROM THE WORKSTATION ON AN EXTENDED, COILED CABLE, AND ITS POSITION MUST BE ADJUSTABLE BY THE OPERATOR.

                    The keyboard WILL be detached or detachable from the workstation on an extended, coiled cable, and its position CAN be adjustable by the operator.

          7.7.3.4   MUST INCLUDE A MOUSE.

                    The workstation WILL include a mouse.

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

                                                             XImage Corporation
                                                                       Proposal

7  HARDWARE SPECIFICATIONS

   7.7  WORKSTATIONS (8):

        7.7.4   PROCESSOR:

        7.7.4.1 THE PROCESSOR MUST BE A MEMBER OF AN UPWARD-COMPATIBLE "FAMILY OF PROCESSORS" SO THAT THE SYSTEM CAN ACCOMMODATE FUTURE EXPANSION BY UPGRADING THE COMPUTER WITH MINIMAL EFFECT ON APPLICATION SOFTWARE. BIDDER SHOULD STATE WHERE QUOTED PROCESSOR STANDS WITHIN THE FAMILY OF PROCESSORS. OTHER INTERPRETATIONS OF THE PHRASE, "FAMILY OF PROCESSORS" WILL BE ACCEPTED IF SOFTWARE WHICH HAS BEEN SUPPORTING THE REQUIRED WORKLOAD AT THE REQUIRED PERFORMANCE LEVELS WILL COMPILE AND EXECUTE WITHOUT MODIFICATION OR EMULATION ON PROPOSED REPLACEMENT PROCESSORS.

                 The processor WILL be a member of an upward-compatible "family of processors" so that the system can accommodate future expansion by upgrading the computer with minimal effect on application software.

                 The IBM PS/2 466DX ValuePoint ImageStation utilizes the powerful Intel 80486 family of microprocessors. This will give Hennepin County Sheriff's Department the power and the speed to take full advantage of the ForceField imaging software. Should the County decide to expand the capabilities of the system, this platform can accommodate future expansion with minimal effect on application software.

        7.7.4.2  SHOULD UTILIZE A CPU WITH A MINIMUM SPECMARK OF 25 OR
                 EQUIVALENT.

                 The workstations WILL utilize a CPU with a minimum SPECmark of 25 or equivalent.

        7.7.4.3  MUST HAVE A MINIMUM PROCESSOR SPEED OF 33 MHz.

                 The workstations WILL have a processor speed of 66 MHz.

        7.7.4.4  MUST HAVE THE EQUIVALENT OF A 486 OR BETTER PROCESSOR.

                 The workstations WILL utilize the Intel 486 DX processor.


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

                                                             XImage Corporation
                                                                       Proposal

7  HARDWARE SPECIFICATIONS

   7.7  WORKSTATIONS (8):

        7.7.4.5 MUST HAVE A MINIMUM OF 16 MB RAM AND SHOULD BE UPGRADABLE TO 32 MB RAM.

                 The workstations WILL have a minimum of 16 MB RAM and WILL be upgradable to 32 MB RAM.

        7.7.4.6  MUST HAVE A MINIMUM A 160 MB HARD DISK.

                 The workstations WILL have a minimum 160MB hard disk.

        7.7.4.7  MUST HAVE AT LEAST TWO 32-BIT OR BETTER DATA BUS EXPANSION
                 SLOTS.

                 The workstations WILL have at least two 32-bit data bus expansion slots.

        7.7.4.8  MUST HAVE A 3-1/2" DISKETTE DRIVE.

                 The workstations WILL have a 3-1/2" diskette drive.

        7.7.4.9 MUST HAVE A TRUE MULTI-TASKING 32-BIT OPERATING SYSTEM THAT MEETS OPERATING SYSTEM SPECIFICATIONS AS REFERENCED IN THE OPERATING SYSTEM SOFTWARE SECTION 8.2.

                 The workstations WILL utilize SCO Unix, a true Multi-tasking 32-bit operating system that meets operating system specifications as referenced in the Operating System Software section. SCO Open Desktop is an integrated, advanced, 32-bit operating system that combines the collective power of a graphical UNIX system and networking services.

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

                                                             XImage Corporation
                                                                       Proposal

7  HARDWARE SPECIFICATIONS

   7.7  WORKSTATIONS (8):

        7.7.5   VIDEO GRAPHICS BOARD:

        7.7.5.1 ALL WORKSTATIONS MUST HAVE A VIDEO GRAPHICS BOARD THAT CAPTURES AND DISPLAYS IMAGES WITH A RESOLUTION EQUAL TO OR BETTER THAN 750 X 480 PIXELS. BIDDER MUST QUOTE A 24-BIT SOLUTION IN THE RECOMMENDED SYSTEM AND MUST QUOTE A 16-BIT SOLUTION AS AN OPTION.

                 THE BIDDER MUST PROVIDE A DESCRIPTION IN THE QUOTED 16 AND 24-BIT SOLUTIONS. ANY CHANGES THAT WILL EFFECT EITHER PIECES OF HARDWARE OR SOFTWARE OR THE PRICES RELATING TO THIS ITEM ARE TO BE CLEARLY LISTED IN APPENDIX E UNDER "OPTIONS" NOTING WHICH ITEMS THEY REPLACE AND THE NEW PRICE.

                 All workstations WILL have a video graphics board that captures and displays images with a resolution equal to or better than 750 x 480 pixels. XImage Corporation has quoted a 24-bit solution in the recommended system and a 16-bit solution as an option.

                 The 16-bit approach utilizes 5 bits for RED, GREEN, and BLUE. This configuration allows for 32,768 colors per pixel. Our proposed 24-bit solution utilizes 8 bits for RED, GREEN, and BLUE and allows for 16.7 million possible colors per pixel.

                 The 24-bit solution requires different software and and additional 2MB RAM on the videographics board. Any other changes that will effect either pieces of hardware or software or the prices relating to this item have been clearly listed in Appendix E under "Options" noting which items they replace and the new price.

              -> Please see the enclosed pricing and print samples for
                 information on our 16-bit system. This system represents a significant cost savings to Hennepin County with excellent print quality.

   7.8  UNINTERRUPTED POWER SUPPLY (9):

        7.8.1 AT LEAST A TEN MINUTE UNINTERRUPTED POWER SUPPLY MUST BE PROVIDED FOR ALL WORKSTATIONS AND FILE SERVER TO ALLOW FOR ORDERLY, UNATTENDED GRACEFUL (SOFT) SHUTDOWN OF THE SYSTEM DUE TO POWER PROBLEMS.

               At least a ten minute uninterrupted power supply WILL be provided for all workstations and file server to allow for orderly, unattended graceful (soft) shutdown of the system due to power problems.

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

                                                           XImage Corporation
                                                                     Proposal
7   HARDWARE SPECIFICATIONS

    7.8   UNINTERRUPTED POWER SUPPLY (9):

          7.8.2 UPS MUST BE ON-LINE TO CONTINUOUSLY FILTER INCOMING UTILITY POWER TO REMOVE SPIKES, SURGES, TRANSIENTS, OR OTHER IRREGULARITIES TO PRODUCE CONSTANT POWER OUTPUT.

                  The UPS WILL be on-line to continuously filter incoming utility power to remove spikes, surges, transients, or other irregularities to produce constant power output.

          7.8.3 BIDDER MUST DESCRIBE HOW THE UPS AND ASSOCIATED SOFTWARE ACCOMPLISH THE ABOVE UPS SPECIFICATIONS.

                  XImage Corporation has proposed the Emerson Computer Power AP1000 Series of Uninterruptible Power Systems (UPS). These systems provide the level of protection the ForceField system needs for reliable continuous operation. These systems act as two systems in one. First, they continuously supply the computer system with conditioned power and second, they provide a back-up source to power the ForceField system during brownout or total blackout conditions of 15 minutes of longer.

          7.8.4   BIDDER MUST STATE WATTAGE RATING/CAPACITY FOR UPS.

                  Please see our technical literature section in this proposal for the wattage ratting/capacity for the proposed UPS.

    7.9   SLAVE MONITOR (1):

          7.9.1   MUST BE ATTACHED TO A WORKSTATION LOCATED WITHIN 20 FEET.

                  A slave monitor WILL be attached to a workstation located within 20 feet.

          7.9.2 MUST HAVE SAME SPECIFICATIONS AS LISTED IN WORKSTATION MONITOR SECTION. SHOULD BE THE SAME MONITOR AS THE WORKSTATION TO WHICH IT IS ATTACHED.

                  The slave monitor WILL have same specifications as listed in workstation monitor section and WILL be the same monitor as the workstation to which it is attached.


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



                                                            XImage Corporation
                                                                      Proposal

7   HARDWARE SPECIFICATIONS

    7.9   SLAVE MONITOR (1):

          7.9.3   MUST MIRROR THE HOST WORKSTATION MONITOR.

                  The slave monitor WILL mirror the host workstation monitor.

          7.9.4 SHOULD HAVE A SWITCH DEVICE TO TURN THE MONITOR ON AND OFF AT THE WORKSTATION.

    7.10  CAMERA AND LIGHTING SYSTEM (2):

          7.10.1 THE STORED IMAGES MUST BE OF SUFFICIENT RESOLUTION TO PRODUCE A HIGH QUALITY, HARD COPY PRINTOUT WHICH IS NEAR
                  OR COMPARABLE TO A 35MM PHOTOGRAPH. THE BIDDER MUST PROVIDE SAMPLES OF BOTH COLOR AND BLACK AND WHITE MUG SHOTS BOTH COLLECTED AND PRINTED ON THE QUOTED SYSTEM.

                  The stored images WILL be of sufficient resolution to produce a high quality, hard copy printout which is near or comparable to a 35mm photograph. We have provided samples of both color and black and white mug shots both collected and printed on the quoted system.

          7.10.2 MUST BE A RGB 3 CHIP SOLTD STATE, COLOR CAMERA AND HAVE A MINIMUM OF 530 LINES OF RGB RESOLUTION. BIDDER SHOULD STATE ANY OTHER CHOICES AVAILABLE.

                  The booking station WILL be equipped with a Hitachi HV-C10F RGB 3 chip solid state, color camera with 560 lines of RGB resolution (750 TV lines at center - LUMINANCE SIGNAL).

                  XImage Corporation also offers the Hitachi HV-Cll RGB 3 chip solid state, color camera with 510 lines of RGB resolution (700 TV lines at center - LUMINANCE SIGNAL). This camera exceeds the CAL Photo standard and can be had for a reduced cost. Please see our optional equipment listing in the pricing section.

          7.10.3  MUST HAVE A HIGH QUALITY f/1.4 OR BETTER LENS.

                  Both the Hitachi HV-C10F and Hitachi HV-Cll are equipped with a high quality f/1.4 lens.


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

                                                            XImage Corporation
                                                                      Proposal


7   HARDWARE SPECIFICATIONS

    7.10   CAMERA AND LIGHTING SYSTEM (2):

           7.10.4 BIDDER MUST DESCRIBE THE TECHNIQUE EMPLOYED TO INSURE CONSISTENT PHOTOGRAPHS OF VERY SHORT OR VERY TALL SUBJECTS. BIDDER MUST PROVIDE MUGSHOT SAMPLES OF 1 PERSON LESS THAN 5' TALL AND 1 PERSON MORE THAN 6'5" TALL, USING THE SAME CAMERA FROM A DISTANCE OF 15 FEET. BIDDER MUST CLEARLY LABEL EACH MUGSHOT AS TO THE HEIGHT OF THE SUBJECT AND DISTANCE FROM THE CAMERA.

                    Each capture station will be equipped with a Vicon Model V3000 APT remote pan & tilt mechanism. This wall mounted device can be controlled by a control stick located at the workstation. The camera and lens configuration will ensure consistent capture of short and tall subjects.

           7.10.5   THE SYSTEM MUST USE AN 18% GRAY BACKGROUND.

                    The system WILL use an 18% gray background.

           7.10.6 BIDDER MUST STATE MINIMUM AND MAXIMUM DISTANCE OF SUBJECT TO CAMERA AND ANY REQUIREMENT FOR DISTANCE OF SUBJECT FROM BACKGROUND/WALL FOR ACCEPTABLE PHOTOS.

                    MINIMUMS for image capture are:

                       Subject to camera                6 feet (72 inches)
                       Background to subject            2 feet (24 inches)

                    MAXIMUMS for image capture are:

                       Subject to camera                40 feet (480 inches)
                       Background to subject            OPEN

           7.10.7 MUST HAVE AN APPROPRIATE LIGHTING SYSTEM FOR QUALITY IMAGES WITH MINIMAL SHADOWING.

                    The capture area WILL be equipped with an appropriate lighting system for quality images with minimal shadowing. Three point lighting will be incorporated with the 18% grey background and a reflective pedestal to provide optimum capture conditions.

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

                                                              XImage Corporation
                                                                        Proposal

7   HARDWARE SPECIFICATIONS

    7.10  CAMERA AND LIGHTING SYSTEM (2):

          7.10.8 ONE OF THE CAMERAS MUST BE SHARED BY THREE WORKSTATIONS IN THE JAIL BOOKING AREA. A HARDWARE OR SOFTWARE SWITCHING DEVICE AT THE WORKSTATION MUST BE PROVIDED.

                   One of the cameras WILL be shared by three workstations in the jail booking area. An EXTRON ADA 3-180 switching device installed at the workstations WILL be provided.

          7.10.9 THE CAMERA MUST BE SECURELY MOUNTED ON A WALL OR CEILING AT A HEIGHT WHICH WILL PROVIDE LIMITED ACCESS TO INMATES.

                   The camera WILL be securely mounted on a wall or ceiling at a height which will provide limited access to inmates.

          7.10.10  THE CAMERA MUST BE OF A HEAVY DUTY, COMMERCIAL
                   CONSTRUCTION.

                   The camera WILL be of a heavy duty, commercial construction.

    7.11  COLOR SCANNER (1):

          7.11.1 ONE WORKSTATION IN THE JAIL RECORDS AREA MUST HAVE A SCANNER OR CAMERA TO CAPTURE HISTORICAL IMAGES FROM POSITIVE OR NEGATIVE PHOTO, COLOR OR BLACK AND WHITE, 35MM, 70MM, POLAROID, ARTIST SKETCH, DRIVER'S LICENSE OR PHOTO IDENTIFICATION, PLAIN PAPER, ETC.

                   One workstation in the jail records area WILL have a Hitachi HV-C10 RGB 3 chip solid state, color camera mounted to a copystand/scanner bed to capture historical images from positive or negative photo, color or black and white, 35MM, 70MM, polaroid, artist sketch, driver's license or photo identification, plain paper, etc.

          7.11.2   MUST ACCEPT A SOURCE DOCUMENT UP TO 8 1/2" X 11".

                   The color scanner workstation WILL accept a source document up to 8 1/2" X 11".

          7.11.3   MUST ALLOW ADJUSTMENT OF HUE, SATURATION AND CONTRAST.

                   The camera WILL allow adjustment of hue, saturation and contrast.

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

                                                              XImage Corporation
                                                                        Proposal

7   HARDWARE SPECIFICATIONS

    7.11  COLOR SCANNER (1):

          7.11.4   MUST ALLOW "CROPPING" THE PORTION OF THE ORIGINAL TO BE
                   STORED.

                   The system WILL allow "cropping" the portion of the original to be stored.

          7.11.5 THE SCANNED IMAGE SHOULD BE COMPARABLE TO THE ORIGINAL IMAGE QUALITY.

                   The scanned image WILL be comparable to the original image quality.

          7.11.6 IF THE SCANNER SOLUTION INCLUDES A CAMERA, THE CAMERA SHOULD BE EXCHANGEABLE WITH THE WORKSTATION CAPTURE CAMERA.

                   The camera utilized by this workstation WILL be exchangeable with any of the workstation capture cameras.

    7.12  VIDEO TAPE FRAME CAPTURE DEVICE:

          7.12.1 ONE WORKSTATION IN THE DETECTIVE UNIT MUST BE EQUIPPED TO CAPTURE COLOR IMAGES FROM VIDEO TAPE, VHS FORMAT.

                   One workstation in the detective unit WILL be equipped to capture color images from video tape, VHS format.

          7.12.2   MUST BE ABLE TO "CROP" THE FRAME PORTION TO BE STORED.

                   The video frame capture device WILL be able to "crop" the frame portion to be stored.

          7.12.3 BIDDER SHOULD STATE IF ANY OTHER DEVICES/FORMATS (VIDEO DISK, PORTABLE DIGITAL CAMERAS, 8MM ETC.) THAT CAN ALSO BE UTILIZED.

                   Forcefield can utilize output produced by the above devices.

          7.12.4 THE BIDDER MUST INCLUDE IN THE OPTION SECTION A TIME BASED CORRECTOR UNIT.

                   The option of a time based corrector unit has been included in Appendix E.

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

                                                              XImage Corporation
                                                                        Proposal

7   HARDWARE SPECIFICATIONS

    7.13  BLACK AND WHITE LASER PRINTER (6):

          7.13.1 MUST HAVE A MINIMUM PRINT RESOLUTION OF 300 DPI. BIDDER SHOULD ALSO QUOTE A 600 DPI SOLUTION AS AN OPTION.

                   XImage Corporation has proposed the Hewlett Packard LaserJet 4 series of Black and White laser printers. These printers WILL have a minimum print resolution of 300 DPI. We have also quoted a 600 DPI solution as an option.

          7.13.2   BIDDER MUST QUOTE BOTH SINGLE AND DOUBLE PAPER BINS.

                   We have quoted both single and double paper bins.

          7.13.3   BIDDER MUST STATE THE NUMBER OF PAGES PER MINUTE TO PRINT
                   A PAGE OF TEXT. THE MINIMUM TEXT RATE MUST BE EIGHT PAGES PER MINUTE. BIDDER MUST STATE THE NUMBER OF PAGES PER MINUTE TO PRINT A DOCUMENT CONTAINING A PHOTO APPROXIMATELY 3" X 5". THE MINIMUM PHOTO DOCUMENT RATE MUST BE 1 PAGE PER MINUTE.

                   The HP LaserJet prints 8 pages per minute of text. If an image is included, the system will be able to print within 1 minute.

          7.13.4 MUST HAVE SUFFICIENT STORAGE TO PRINT PHOTOS AND DATA ON FORMS. BIDDER MUST STATE PRINTER RAM.

                   300 DPI requires 2 MB RAM and 600 DPI requires 10 MB RAM.

          7.13.5 MUST HAVE SIMPLEX AND DUPLEX PRINT CAPABILITIES. BIDDER SHOULD QUOTE BOTH TYPES.

                   The Hewlett Packard LaserJet 4 WILL have simplex and duplex print capabilities. We have quoted both types.

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

                                                            XImage Corporation
                                                                      Proposal

7  HARDWARE SPECIFICATIONS

   7.13 BLACK AND WHITE LASER PRINTER (6):

        7.13.6 BIDDER MUST STATE PAPER WEIGHTS THAT CAN BE USED. MUST ACCEPT STANDARD 20# AND SHOULD ACCEPT UP TO AT LEAST 30# PAPER IN
                 8 1/2 X 11" SIZE.

                 The range of paper weights requested are supported by the printer. Good quality cut-sheet copier and bond paper, special-application papers, envelopes, labels and overhead transparency films designed for use with laser printers can also be utilized by the printer. Best results are obtained when 16-36 pound paper is stored and used in temperatures from 63 to 73 degrees fahrenheit and 40 to 50% relative humidity.

        7.13.7 MUST SUPPORT PRINTING OF PRESSURE SENSITIVE "STICK ON" LABELS WHICH ARE ARRANGED ON 8 1/2" X 11" SHEETS.

                 The Hewlett Packard LaserJet 4 WILL support printing of pressure sensitive "stick on" labels which are arranged on 8 1/2" X 11" sheets.

        7.13.8 BIDDER MUST STATE THE NUMBER OF SHEETS PER PRINT CARTRIDGE OF ANY PRINTER QUOTED.

                 The HP LaserJet series can provide 7,000 pages of text pages or 3,000 image pages. Dependent on the print formats used on any particular printer, print capacity can be expected to fall within this range.

        7.13.9 BIDDER MUST INCLUDE INFORMATION ON SUGGESTED REPLACEMENT CYCLE OF COMPONENTS AND MAINTENANCE REQUIREMENTS.

                 Since the Hewlett Packard LaserJet 4 print head is incorporated with the toner cartridge, periodic print head replacement no longer exists as a separate maintenance item. When the toner cartridge is replaced we recommend a thorough vacuuming of the interior of the printer.

        7.13.10 BIDDER MUST SUBMIT SAMPLES OF PRINTED IMAGES WITH EACH OPTION AND MARK SAMPLES AS 16-BIT AND 24-BIT.

              -> We have captured images in 16-bit and 24-bit color printed on the Kodak SV6600 dye sublimation printer. We are currently developing print drivers for 24-bit images for other offered printers. These Kodak samples provide a graphical representation of what can be expected from other printers offered by XImage Corporation.

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

                                                            XImage Corporation
                                                                      Proposal

7  HARDWARE SPECIFICATIONS

   7.14 COLOR PRINTER:

        7.14.1 TWO SIZES OF PRINTERS MUST BE PROVIDED. BOTH PRINTERS SHOULD BE CAPABLE OF PRODUCING HARD COPY, NON-DETERIORATING, NEAR PHOTOGRAPHIC QUALITY PICTURES SIMILAR TO THOSE PRODUCED BY 35MM TYPE COLOR CAMERAS.

                 Two sizes of printers WILL be provided. Both printers WILL be capable of producing hard copy, non-deteriorating, near photographic quality pictures similar to those produced by 35MM type color cameras.

        7.14.2 BIDDER MUST STATE THE COST OF PRINTING PHOTOS ON EACH PRINTER QUOTED.

                    -> KODAK SV6600           $1.00 each 4x5 print

                    -> MITSUBISHI CP-21OU     $4.00 each 8.5x11 print

        7.14.3 BIDDER MUST INCLUDE INFORMATION ON SUGGESTED REPLACEMENT CYCLE OF COMPONENTS AND MAINTENANCE REQUIREMENTS.

                   ForceField printers are covered under the quoted hardware maintenance agreement. XImage Corporation will support up to 12,000 prints per year on the Kodak small format printer and 6,000 prints per year on the Mitsubishi large format printer. If print media is NOT purchased from XImage during the prior year, there will be an additional maintenance charge of 8 cents per print for the Kodak and 16 cents per print for the Mitsubishi on all overages. If Hennepin purchases this media from XImage these costs will be waived. In either case print head replacement is not included, whether periodic or by failure.

        7.14.4 BIDDER MUST STATE THE NUMBER OF SHEETS PER PRINT CARTRIDGE OF ANY PRINTER QUOTED.

                    -> KODAK SV6600           100 sheets

                    -> MITSUBISHI CP-21OU     100 sheets

        7.14.5 BIDDER MUST QUOTE A DYE SUBLIMATION SOLUTION. BIDDER SHOULD PROVIDE ADDITIONAL OPTIONS SUCH AS THERMAL.

                 XImage Corporation HAS provided additional information on The Canon CJ (Bubble Jet) and CLC (Color Laser) series of color printers. Please see the pricing and technical literature sections for particulars.

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

                                                            XImage Corporation
                                                                      Proposal

7 HARDWARE SPECIFICATIONS

  7.14  COLOR PRINTER:

        7.14.6 BIDDER MUST SUBMIT SAMPLES OF PRINTED IMAGES WITH EACH OPTION AND MARK SAMPLES AS 16-BIT AND 24-BIT.

              -> We have captured images in 16-bit and 24-bit color printed on the Kodak SV6600 dye sublimation printer. We are currently developing print drivers for 24-bit images for other offered printers. These Kodak samples provide a graphical representation of what can be expected from other printers offered by XImage Corporation.

        7.14.7   SMALL COLOR PRINTER (3):

        7.14.7.1 THE SMALL COLOR PRINTER MUST BE CAPABLE OF PRODUCING IMAGE(S) SINGLE OR MULTIPLE, ON PRINT PAPER SIMILAR IN SIZE TO A 3-1/2" X 5" PRINT.

                   The KODAK SV6600 small color printer WILL be capable of producing image(s) single or multiple, on 4x5 print paper.

                -> We have proposed an alternative small color printer for use with the system. The Edicon ID 200 P provides sharp images on a small format photographic media. As we have just completed the interface to this printer we have no marketing brochure for your review.. Please view our print samples.

        7.14.7.2 MUST PRINT IN 90 SECONDS AFTER PRINT JOB IS RECEIVED BY THE PRINTER.

                   The KODAK SV6600 Series WILL print normal density prints within 75 seconds.

        7.14.7.3   MUST HAVE A MINIMUM RESOLUTION OF 500 X 460 PIXELS.

                   Digital images WILL be reproduced with a resolution of 512 x 512 pixels.

        7.14.7.4   SHOULD OFFER A BLACK AND WHITE PRINT SET OPTION.

                   The KODAK SV6600 series WILL offer a black and white print set option.


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

                                                            XImage Corporation
                                                                      Proposal

7 HARDWARE SPECIFICATIONS

  7.14 COLOR PRINTER:

       7.14.8  LARGE COLOR PRINTER (1):

       7.14.8.1 THE LARGE COLOR PRINTER MUST BE CAPABLE OF PRODUCING IMAGE(S) SINGLE OR MULTIPLE, ON PRINT PAPER SIMILAR IN SIZE TO A 8 1/2 X 11" PRINT.

                 The MITSUBISHI CP-21OU large color printer WILL be capable of producing image(s) single or multiple, on 8.5x11 inch print paper.

       7.14.8.2 MUST PRINT IN 3 1/2 MINUTES AFTER PRINT JOB IS RECEIVED BY THE PRINTER.

                 The MITSUBISHI CP-21OU will print color images in 2 1/2 minutes. Black and white prints take about 1 1/2 minutes from the time a print job is received.

       7.14.8.3  MUST HAVE A MINIMUM RESOLUTION OF 1000 X 750 PIXELS.

                 The MITSUBISHI CP-21OU which utilizes a sublimation dye thermal transfer system, offers a pixel array of 1,280 by 1,218.

       7.14.8.4  SHOULD OFFER A BLACK AND WHITE PRINT SET OPTION.

                 A black sublimation dye set is available for monochrome print.

       7.14.8.5  SHOULD OFFER A TRANSPARENCY OPTION.

                 The MITSUBISHI CP-21OU offers a transparency option.

  7.15 BADGEMAKER (1):

       7.15.1 SHOULD BE CAPABLE OF CREATING MORE THAN ONE SIZE BADGE. ONE MUST BE APPROXIMATELY 2 1/2" X 3 1/2" IN SIZE.

               XImage Corporation WILL support the badge size required. Our badgemaking hardware does not currently support multiple sizes.

       7.15.2 MUST BE ABLE TO PRODUCE IDENTIFICATION BADGES TO BE ATTACHED TO CLOTHING BY A CLIP AND WALLET IDENTIFICATION BADGES.

               Badges created by this system WILL be able to produce identification badges to be attached to clothing by a clip and wallet identification badges.

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17 August 1993                   75         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7 HARDWARE SPECIFICATIONS

  7.15 BADGEMAKER (1):

       7.15.3 MUST BE TAMPER PROOF SUCH THAT ANY ATTEMPT TO SEPARATE OR ALTER THE BADGE WILL MAKE THE BADGE USELESS OR SHOW SIGNS OF TAMPERING.

               Badges created by this system WILL be tamper proof such that any attempt to separate or alter the badge will make the badge useless or show signs of tampering.

       7.15.4  MUST BE ABLE TO PRODUCE BADGES IN BOTH COLOR AND BLACK AND
               WHITE.

               The ForceField system WILL be able to produce badges in both color and black and white.

       7.15.5  FINAL PRODUCT MUST HAVE PRINTED DATA FROM DATA BASE ON BOTH
               SIDES.

               Final product WILL have printed data from data base on both sides.

       7.15.6  MUST INCORPORATE A PHOTOIMAGE AND THE DEPARTMENT LOGO.

               The badge WILL incorporate a photoimage and the Department logo.

       7.15.7  MUST PERMIT DEPARTMENT DESIGNED MULTIPLE BADGE FORMATS.

               The badgemaking system WILL permit Department designed multiple badge formats.

       7.15.8  MUST BE FLEXIBLE TO ADD TO APPLICATIONS, LOGO'S, ETC.

               The badgemaking system WILL be flexible to add applications, logo's, etc.

       7.15.9  BIDDER MUST SUPPLY SAMPLES OF BADGES WITH THE BID.

               Samples of badges have been submitted with the bid.


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17 August 1993                   76         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7 HARDWARE SPECIFICATIONS

  7.15 BADGEMAKER (1):

       7.15.10 MUST DRAW DATA AND PHOTO FROM EMPLOYEE/VISITOR DATA BASE.

               The badgemaking system WILL draw data and photo from employee/visitor data base.

       7.15.11 MUST SUPPORT BAR CODE (3 OF 9) AT A MINIMUM. BIDDER SHOULD STATE IF SYSTEM ALSO SUPPORTS MAGNETIC STRIP, OR IMBEDDED CHIP.

               The badgemaking system WILL support bar code (3 of 9) at a minimum. We do not currently support magnetic strip or imbedded chip technologies.

       7.15.12 BIDDER MUST DESCRIBE BADGEMAKER SOLUTION.

               The production of photo ID badges and jail cards is accomplished through the use of the optional ForceField badge making sub-system. This sub-system consists of a laminator, die cutter, and punch, along with necessary materials for the production of 100 IDs. Information to be contained on these IDs range from commissary to inmate information. The barcode application facilitates inmate control, and transfer and release information.

               Using the ForceField badge making sub-system described above, personnel departments are able to issue bar-coded identification cards to any corrections employee as well as visitors and contract employees.

  7.16 WRIST BANDS:

       7.16.1 THE FINISHED WRISTBAND MUST CONTAIN PHOTO AND TEXT FROM THE ADULT BOOKING DATA BASE.

               The finished wristband WILL contain photo and text from the adult booking data base.

       7.16.2 THE WRISTBAND MUST BE TAMPER PROOF IN SUCH A WAY THAT ANY ATTEMPT TO SEPARATE OR ALTER THE WRISTBAND WILL MAKE IT USELESS OR SHOW SIGNS OF TAMPERING UPON PRESENTATION.

               The wristband WILL be tamper proof in such a way that any attempt to separate or alter the wristband will make it useless or show signs of tampering upon presentation.


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17 August 1993                   77         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.16 WRIST BANDS:

          7.16.3 THE WRISTBAND MUST BE ADJUSTABLE TO ANY SIZE WRIST.

                 The wristband WILL be adjustable to any size wrist.

          7.16.4 THE WRISTBAND MUST BE WATERPROOF.

                 The wristband WILL be waterproof.

          7.16.5 MUST PRODUCE WRISTBAND PHOTOS IN BOTH COLOR AND IN BLACK AND WHITE.

                 The system WILL produce wristband photos in both color and in black and white.

          7.16.6 MUST PERMIT DEPARTMENT DESIGNED MULTIPLE WRISTBAND FORMATS.

                 The system WILL permit Department designed multiple wristband formats.

          7.16.7 SAMPLES OF WRISTBANDS MUST BE SUBMITTED WITH THE BID.

                 Samples of wristbands have been submitted with the bid.

          7.16.8 MUST SUPPORT BAR CODE (3 OF 9) AT A MINIMUM. BIDDER SHOULD STATE IF SYSTEM ALSO SUPPORTS MAGNETIC STRIP OR IMBEDDED CHIP.

                 The system WILL support bar code (3 of 9) at a minimum. We do not currently support magnetic strip or imbedded chip technologies.

          7.16.9 BIDDER MUST DESCRIBE SOLUTION.

                 The production of photo ID wristbands is accomplished through the use of the optional ForceField badge making sub-system. This sub-system consists of a laminator, die cutter, and punch, along with necessary materials for the production of the wristbands. Information to be contained on these IDs range from commissary to inmate identification and control, as well as transfer and release information through bar-coding.


--------------------------------------------------------------------------------
17 August 1993                   78         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.17 WEIGHT CAPTURE (OPTIONAL):

          7.17.1 SHALL PROVIDE AN ACCURATE SCALE WHICH SHOULD ELECTRONICALLY RECORD WEIGHT WHEN ACTIVATED FROM WORKSTATION.

                 FEATURE NOT PROVIDED.

          7.17.2 SHOULD BE ACCESSIBLE BY THREE WORKSTATIONS, WITH A SWITCHING DEVICE.

                 FEATURE NOT PROVIDED.

          7.17.3 SHOULD BE SECURELY MOUNTED TO THE FLOOR AND OF HEAVY DUTY COMMERCIAL CONSTRUCTION.

                 FEATURE NOT PROVIDED.

          7.17.4 AT A MINIMUM SHOULD ACCEPT WEIGHTS UP TO 400 POUNDS.

                 FEATURE NOT PROVIDED.

          7.17.5 BIDDER SHOULD DESCRIBE SOLUTION, IF ONE IS PROPOSED.

                 FEATURE NOT PROVIDED.

     7.18 HEIGHT CAPTURE (OPTIONAL):

          7.18.1 SHOULD PROVIDE A DEVICE TO RECORD HEIGHT WHEN ACTIVATED FROM WORKSTATION.

                 FEATURE NOT PROVIDED.

          7.18.2 SHOULD BE ACCESSIBLE BY THREE WORKSTATIONS, WITH A SWITCHING DEVICE.

                 FEATURE NOT PROVIDED.

          7.18.3 SHOULD BE SECURELY MOUNTED.

                 FEATURE NOT PROVIDED.

          7.18.4 MAY REQUIRE STAFF TO LOCATE DEVICE (SIMILAR TO PLACING A MEASURING DEVICE AT THE TOP OF THE SUBJECT'S HEAD) PRIOR TO CAPTURING THE HEIGHT.

                 FEATURE NOT PROVIDED.

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17 August 1993                   79         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

7    HARDWARE SPECIFICATIONS

     7.18 HEIGHT CAPTURE (OPTIONAL):

          7.18.5 BIDDER SHOULD DESCRIBE SOLUTION, IF ONE IS PROPOSED.

                 FEATURE NOT PROVIDED.

     7.19 SIGNATURE CAPTURE DEVICE (OPTIONAL):

          7.19.1 SHOULD PROVIDE A HARDWARE DEVICE ON WHICH A SUBJECT WRITES THEIR SIGNATURE FOR STORAGE IN THE SYSTEM TO CORRESPOND TO A SPECIFIC DOCUMENT/RECORD THAT IS PRINTED.

                 FEATURE NOT PROVIDED.

          7.19.2 BIDDER SHOULD DESCRIBE SOLUTION, IF ONE IS PROPOSED.

                 FEATURE NOT PROVIDED.

     7.20 FINGERPRINT ACCESS DEVICE (OPTIONAL):

          7.20.1 SHOULD PROVIDE A HARDWARE DEVICE THAT VERIFIES USER FINGERPRINT AGAINST STORED FINGERPRINT FOR VERIFICATION OF ACCESS OR PRIVILEGE.

                 FEATURE NOT PROVIDED.

          7.20.2 SHALL VERIFY USER IDENTIFICATION WITHIN 5 SECONDS.

                 FEATURE NOT PROVIDED.

          7.20.3 FALSE ACCEPTANCE RATE SHALL NOT EXCEED 0.0001%.

                 FEATURE NOT PROVIDED.

          7.20.4 FALSE REJECTION RATE SHALL NOT EXCEED .02%.

                 FEATURE NOT PROVIDED.

          7.20.5 SHOULD BE CONNECTABLE TO ANY WORK STATION OR FILE SERVER.

                 FEATURE NOT PROVIDED.

          7.20.6 BIDDER SHOULD DESCRIBE SOLUTION, IF ONE IS PROPOSED.

                 FEATURE NOT PROVIDED.

--------------------------------------------------------------------------------
17 August 1993                   80         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8    SOFTWARE SPECIFICATIONS

     8.1  SOFTWARE LICENSES:

          8.1.1 THE BIDDER MUST PROVIDE ALL SOFTWARE ELEMENTS LICENSING INFORMATION AND COSTS FOR BIDDER DEVELOPED SOFTWARE AND ALL THIRD PARTY SOFTWARE.

                    XImage Corporation HAS provided all software elements and licensing information. Costs for bidder developed software and all third party software have been bundled with their associated hardware component.

          8.1.2 THE INFORMATION MUST DESCRIBE HOW THE BIDDER WILL PRICE, DELIVER AND INSTALL FUTURE SOFTWARE UPGRADES FOR BOTH BIDDER'S SOFTWARE AND ALL THIRD PARTY SOFTWARE.

                    The ForceField Software maintenance agreement includes software upgrades and "bug" fixes. XImage Corporation technical support will handle diagnostic calls and provide remedies to "bugs" as well as download the latest enhancements to the ForceField software. Hennepin County will be assured to have the latest version of ForceField with supporting documentation.

     8.2  OPERATING SYSTEM SOFTWARE:

          8.2.1 MUST HAVE COMMERCIALLY AVAILABLE 32-BIT OPERATING SYSTEM. THE BIDDER MUST STATE THE OPERATING SYSTEM AND VERSION BEING UTILIZED. THE COUNTY CURRENTLY USES OS/2 VERSION
                    2.0 AS A STANDARD PC OPERATING SYSTEM AND IS IN THE PROCESS OF AN UPGRADE TO VERSION 2.1.

                    The server WILL utilize IBM AIX version 3.2, a true multi-tasking 32-bit operating system that meets operating system specifications as outlined below.

          8.2.2 THE SYSTEM MUST HAVE A WINDOWED, MULTI-USER AND TRUE MULTI-TASKING ENVIRONMENT. SYSTEM MUST SUPPORT BOTH BATCH AND INTERACTIVE PROCESSING. SYSTEM MUST SUPPORT MULTIPLE SESSIONS INTO THE SAME APPLICATION BY ONE WORKSTATION.

                    The system WILL have a windowed, multi-user and true multi-tasking environment. System WILL support both batch and interactive processing. System WILL support multiple sessions into the same application by one workstation.

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17 August 1993                   81         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8    SOFTWARE SPECIFICATIONS

     8.2  OPERATING SYSTEM SOFTWARE:

          8.2.3 MUST HAVE AUTOMATIC RESTART AFTER POWER FAILURE WITHOUT LOSS OF DATA, EXCEPT THE RECORD CURRENTLY BEING ADDED OR UPDATED THAT HAS NOT YET BEEN SAVED.

                    The system WILL have automatic restart after power failure without loss of data, EXCEPT the record currently being added or updated that has not yet been saved.

          8.2.4 SYSTEM MUST HAVE BUILT IN SECURITY THAT WILL REQUIRE A USER TO ENTER AN ACCOUNT NAME AND PASSWORD TO GAIN ANY ACCESS TO A WORKSTATION OR FILE SERVER. MUST HAVE THE ABILITY TO DEFINE SECURITY IN SUCH A WAY THAT THE USER IS RESTRICTED TO SPECIFIC FUNCTIONS. BIDDER MUST STATE HOW THIS IS ACCOMPLISHED.

                    The system WILL have built in security that will require a user to enter an account name and password to gain any access to a workstation or file server. The system WILL have the ability to define security in such a way that the user is restricted to specific functions.

                    Access control is implemented on both a machine, operator, and database basis. An operator control table will list all authorized operators and the specific functions each individual operator is authorized to perform. The system will permit an operator at a workstation to perform only those functions for which both the operator and the workstation are authorized. Only the System Administrator or supervisory personnel will be able to access and update the control tables themselves.

          8.2.5 BIDDER MUST LIST NETWORK MANAGEMENT TOOLS AND DESCRIBE HOW THEY CAN MONITOR NETWORK PERFORMANCE AND ANALYZE,
                    DIAGNOSE AND RESOLVE NETWORK PROBLEMS.

                    Etherfind-TM- Network management tools provided as part of the ForceField system can monitor ethernet, IP, and TCP packets between any source and destination nodes of a network. These packets are stored for a short duration for analysis. This software can also be used to analyze network activity over a period of time, as well as different segments of the network.

--------------------------------------------------------------------------------
17 August 1993                   82         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8    SOFTWARE SPECIFICATIONS

     8.2  OPERATING SYSTEM SOFTWARE:

          8.2.6 BIDDER MUST LIST SYSTEM MANAGEMENT TOOLS AND DESCRIBE HOW THEY CAN MONITOR SYSTEM PERFORMANCE AND ANALYZE, DIAGNOSE AND RESOLVE SYSTEM PROBLEMS.

                    Utilities are available as part of the operating system to provide for process monitoring regarding use of system resources. Logs, both at the operating system level, as well as at the ForceField system level will help the System Administrator analyze and diagnose the system.

          8.2.7     SHOULD HAVE A SCREEN SAVER FEATURE.

                    The system WILL have a screen saver feature.

          8.2.8 SHOULD HAVE ON-LINE DOCUMENTATION FOR OPERATING SYSTEM FUNCTIONS, PROCEDURES AND COMMANDS FOR WORKSTATIONS AND FILE SERVER.

                    The system does not currently support on-line documentation for operating system functions, procedures and commands for workstations and file server. XImage Corporation has plans to incorporate this feature in an upcoming release which all sites will receive.

          8.2.9 SHOULD ALLOW SYSTEM AND NETWORK MANAGEMENT TASKS TO BE ACCOMPLISHED THROUGH MENUS.

                    The system WILL allow system and network management tasks to be accomplished through menus.

          8.2.10    BACKUP/RECOVERY

          8.2.10.1 SYSTEM MUST PROVIDE BACKUP CAPABILITY TO COPY IMAGES, DATA AND SYSTEM SOFTWARE.

                    The system WILL provide backup capability to copy images, data and system software.

          8.2.10.2 SYSTEM MUST PROVIDE ON-LINE BACKUP THAT IS CONCURRENT WITH FULL SYSTEM OPERATION.

                    The system WILL provide on-line backup that is concurrent with full system operation.

--------------------------------------------------------------------------------
17 August 1993                   83         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8    SOFTWARE SPECIFICATIONS

     8.2  OPERATING SYSTEM SOFTWARE:

          8.2.10.3 THERE MUST BE MINIMAL SLOW DOWN OR DEGRADATION OF ANY SYSTEM FUNCTION WHILE BACKUPS ARE TAKING PLACE. BIDDER MUST DESCRIBE EFFECT ON SYSTEM DURING BACKUP AND SPECIFICALLY STATE THE AMOUNT OF SLOW DOWN OR DEGRADATION.

                    There WILL be minimal slow down or degradation of any system function while backups are taking place.

                    System response time will slow approximately 10%.

          8.2.10.4  MUST HAVE AUTOMATIC UNATTENDED BACKUP PROCEDURES.

                    The system WILL have automatic unattended backup procedures.

          8.2.10.5 BIDDER MUST STATE THE AVERAGE TIME TO ACCOMPLISH A FULL BACKUP OF THE SYSTEM AFTER THREE YEARS' USE WITH 375,000 IMAGES AND ASSOCIATED DATA.

                    Text database tape backup for 375,records is expected to take around 45 minutes. The ForceField system provides an automated backup utility to backup to disk and subsequent transfers to tape at user convenience. The time to tape under this configuration would be reduced to 25 to 30 minutes.

                    As images are organized in multiple files, a backup of the current image file is expected to take no more than 15 minutes. As files get filled they can be backed up onto multiple tapes and archived.

          8.2.10.6 BIDDER MUST STATE THE AVERAGE TIME TO COMPLETE A PARTIAL BACKUP OF 500 IMAGES AND ASSOCIATED DATA.

                    The system would take no more than 15 minutes to complete a partial backup of 500 images their associated data.

          8.2.10.7 MUST HAVE UTILITY PROGRAMS TO RELOAD IMAGES, DATA AND SYSTEM SOFTWARE.

                    The system WILL have utility programs to reload images, data and system software.


--------------------------------------------------------------------------------
17 August 1993                   84         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8    SOFTWARE SPECIFICATIONS

     8.2  OPERATING SYSTEM SOFTWARE:

          8.2.10.8 BIDDER MUST DESCRIBE BACKUP AND RECOVERY PROCEDURES WHICH SHALL ENSURE NO LOSS OF DATA IN THE EVENT OF A HARDWARE FAILURE, EXCEPT: THE BOOKING RECORD CURRENTLY BEING ADDED OR UPDATED THAT HAS NOT YET BEEN SAVED.

                    In the event of a system outage, the ForceField "data shadowing" feature prevents the loss of virtually any data or images. With the usage of disk mirroring technology and traditional tape backup, data storage and retrieval can be made simple and efficient. This technology will minimize data loss, decrease system down time, exhibit very low overhead, and provide "instant" restore capability due to disk failure. Because of mirroring technology, file and databases are automatically backed up onto a secondary disk. From research done with agencies currently using the system, ForceField operates with an up time of 99%.


--------------------------------------------------------------------------------
17 August 1993                   85         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8    SOFTWARE SPECIFICATIONS

     8.3  APPLICATION SOFTWARE (SEE ALSO SECTION 5):

          8.3.1 USER MANUALS: ONE USER/OPERATION MANUAL CUSTOMIZED TO THE INSTALLED SYSTEM SHALL BE PROVIDED FOR EACH WORKSTATION AND AN ADDITIONAL THREE (3) COPIES FOR SYSTEM MANAGERS. BIDDERS MUST PROVIDE FOUR (4) SAMPLE COPIES OF THE CURRENT RELEASE WITH THE BID DOCUMENT.

                 One user/operation manual customized to the installed system WILL be provided for each workstation and an additional three (3) copies for system managers. We have provided four
                 (4) sample copies of the current release with this bid document.


          8.3.2  SYSTEM DOCUMENTATION/SYSTEM ADMINISTRATOR MANUAL:

                 (FOR PURPOSES OF THIS PARAGRAPH THE DOCUMENTS SHALL BE REFERRED TO AS "DOCUMENTATION".) BIDDER SHALL PROVIDE TWO
                 (2) COPIES OF ALL DOCUMENTATION, PROVIDED THAT BIDDER MUST PROVIDE ONE COPY OF ALL SUCH DOCUMENTATION WITH THE BID. IF THE BIDDER DESIRES THAT ANY SUCH DOCUMENTATION BE KEPT CONFIDENTIAL, IT SHALL CLEARLY STATE ON THE COVER OF THE FIRST PAGE OF EACH DOCUMENT THE WORDS "TRADE SECRET INFORMATION".

                 AFTER EXECUTION OF THE CONTRACT BY THE SUCCESSFUL BIDDER AND PERFORMANCE BOND, IF ANY, HAS BEEN FURNISHED, ALL COPIES OF THE AFORESAID DOCUMENTATION LABELED AS TRADE SECRET INFORMATION SHALL BE RETURNED TO ALL BIDDERS EXCEPT THE SUCCESSFUL BIDDER.

                 XImage Corporation WILL provide two (2) copies of all documentation, provided that bidder MUST provide one copy of all such documentation with the bid. We desire that this documentation be kept CONFIDENTIAL. It WILL clearly state on the cover of the first page of each document the words "Trade Secret Information".

          8.3.3 ALL TRADE SECRET DESIGNATION OF DATA BY BIDDER -- WHETHER REGARDING THOSE DOCUMENTS (OR PORTIONS THEREOF) SPECIFICALLY NAMED IN OR PERMITTED TRADE SECRET DESIGNATION BY THESE SPECIFICATIONS AND/OR OTHER DATA FURNISHED TO THE COUNTY PURSUANT TO THESE SPECIFICATIONS -- SHALL ALSO BE SUBJECT TO THE FOLLOWING ADDITIONAL PROVISIONS:


--------------------------------------------------------------------------------
17 August 1993                   86         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8  SOFTWARE SPECIFICATIONS

   8.3  APPLICATION SOFTWARE (SEE ALSO SECTION 5):

               THE BIDDER IS ADVISED THAT FOR PURPOSES OF THESE SPECIFICATIONS MINNESOTA LAW PERMITS DATA TO BE LABELED AND TREATED AS TRADE SECRET INFORMATION ONLY IF THE INFORMATION IS THE SUBJECT OF THE BIDDER'S EFFORTS THAT ARE REASONABLE UNDER THE CIRCUMSTANCES TO MAINTAIN ITS SECRECY AND DERIVES INDEPENDENT ECONOMIC VALUE, ACTUAL OR POTENTIAL, FROM NOT BEING GENERALLY KNOWN TO, AND NOT BEING READILY ASCERTAINABLE BY PROPER MEANS BY OTHER PERSONS WHO CAN OBTAIN ECONOMIC VALUE FROM ITS DISCLOSURE OR USE.

               NO PORTION OF THE BID OR ANY ATTACHMENTS THERETO MAY BE DESIGNATED AS TRADE SECRET INFORMATION EXCEPT THE AFOREMENTIONED DOCUMENTATION, ANNUAL REPORT AND FINANCIAL STATEMENT, UNLESS BIDDER IN GOOD FAITH DETERMINES THAT SUCH DESIGNATION IS CLEARLY ALLOWED BY THE FOREGOING TRADE SECRET CRITERIA. IN THIS REGARD BIDDER IS ADVISED THAT IN MINNESOTA NEARLY ALL--IF NOT ALL--BIDS AND NEARLY ALL BID INFORMATION SUBMITTED BY BIDDER ARE OPEN TO PUBLIC SCRUTINY AFTER BID OPENING. (GENERALLY, DATA IN SUCH BIDS AND BID DOCUMENTS USUALLY CONSIDERED TO BE PUBLIC INCLUDE--BUT ARE NOT LIMITED TO--PRICE, DESCRIPTION AND TYPE OF COMMODITY AND/OR SERVICE AND QUANTITY AND QUALITY THEREOF, WARRANTY, MAINTENANCE, SUPPORT, INDEMNIFICATION, DELIVERY, TIME FRAME, SPECIFICATION COMPLIANCE, EQUIPMENT TITLE, AND SOFTWARE TITLE OR LICENSING.) THE COUNTY RESERVES THE RIGHT TO DECLINE ANY SUCH DESIGNATION BY BIDDER IF UPON EVALUATION BY THE COUNTY, THE COUNTY DETERMINES THAT THE INFORMATION SO DESIGNATED IS CLEARLY AND COMMONLY REGARDED AS PUBLIC DATA IN THE STATE OF MINNESOTA.

               IF THE BIDDER DESIGNATES DATA--OTHER THAN THAT SPECIFICALLY AUTHORIZED UNDER THESE SPECIFICATION--AS TRADE SECRET, BIDDER SHALL ATTACH TO SUCH DATA AN EXPLANATORY DOCUMENT WHICH IDENTIFIES THE DATA AND IN CAREFUL DETAIL SETS FORTH THE FACTUAL AND/OR LEGAL JUSTIFICATION FOR SUCH TREATMENT OF THE DATA.

               HOWEVER, IF THE COUNTY DETERMINES THAT SOME OR ALL OF THE DATA ARE PUBLIC AND NOT TRADE SECRET, THE COUNTY SHALL IN WRITING PROMPTLY NOTIFY BIDDER THEREOF, SPECIFYING IN SUCH NOTICE WHICH PORTION(S) OF THE DATA THE COUNTY CONSIDERS TO BE PUBLIC. UNLESS WITHIN FIFTEEN

--------------------------------------------------------------------------------
17 August 1993                   87         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8  SOFTWARE SPECIFICATIONS

   8.3  APPLICATION SOFTWARE (SEE ALSO SECTION 5):

               (15) DAYS AFTER BIDDER'S RECEIPT OF SAID COUNTY'S NOTICE, THE COUNTY RECEIVES FROM BIDDER ADDITIONAL WRITTEN FACTUAL AND/OR LEGAL JUSTIFICATION TO SUPPORT THE TRADE SECRET DESIGNATION, BIDDER AGREES THAT THE COUNTY MAY TREAT SUCH SPECIFIED DATA AS PUBLIC.

               NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL PRECLUDE BIDDER AT ANY TIME FROM EXERCISING ITS RIGHTS UNDER APPLICABLE MINNESOTA LAW TO KEEP ITS DATA AS TRADE SECRET.

               *****************************************************************
               We fully understand and comply with the above section.
               *****************************************************************

        8.3.4 IN ADDITION TO THE BIDDER'S INDEMNITY OBLIGATIONS SET FORTH IN THE CONTRACT DOCUMENTS, THE BIDDER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS HENNEPIN COUNTY, ITS COMMISSIONERS, OFFICERS AND EMPLOYEES AGAINST AND FROM ANY COSTS, DAMAGES, JUDGEMENTS, EXPENSES (INCLUDING REASONABLE ATTORNEY'S FEES) ARISING FROM, DIRECTLY OR INDIRECTLY, ANY CHALLENGE OR REQUEST MADE OR SUIT BROUGHT BY ANY PERSON IN CONNECTION WITH ANY EFFORT IN ANY TYPE OF PROCEEDING OR HEARING WHATSOEVER TO OBTAIN OR ACCESS DATA DESIGNATED AS TRADE SECRET BY THE BIDDER.

               BIDDER, AT ITS SOLE EXPENSE, SHALL AT ALL TIMES BE RESPONSIBLE FOR PROMPTLY DEFENDING AND/OR RESPONDING TO ANY REQUEST FOR ACCESS TO AND/OR COPIES OF DATA DESIGNATED BY BIDDER AS TRADE SECRET, PROVIDED THAT THE COUNTY SHALL INFORM PERSONS SEEKING SUCH DATA OF ITS TRADE SECRET DESIGNATION AND PROMPTLY NOTIFY BIDDER OF THE FACT OF SUCH REQUEST AND THE COUNTY'S RESPONSE THERETO.

               FAILURE OF THE BIDDER TO SO DEFEND, RESPOND TO ANY REQUEST OR COUNTY NOTIFICATION (AS AFORESAID), AND/OR TO PURSUE ITS RIGHTS IN A TIMELY MANNER SHALL RELIEVE THE COUNTY FROM ANY AND ALL LIABILITY WHATSOEVER (INCLUDING WITHOUT LIMITATION LIABILITY UNDER ANY STATUTE, THE COMMON-LAW OR EQUITY) WITH RESPECT TO ANY ASPECT OF THE DISCLOSURE OR FURNISHING TO ANY PERSON ANY SUCH TRADE SECRET DESIGNATED DATA. FURTHER, THE COUNTY SHALL NOT IN ANY MANNER BE LIABLE FOR THE DISCLOSURE OR FURNISHING TO ANY PERSON ANY TRADE SECRET DESIGNATED DATA WHEN SUCH DISCLOSURE OR FURNISHING IS PURSUANT TO A RULING OR ORDER OF ANY PERTINENT TRIBUNAL, AGENCY, BOARD, COMMISSION, PANEL, COURT OR OTHER ENTITY OR PERSON DETERMINING SUCH MATTER.

               *****************************************************************
               We fully understand and comply with the above section.
               *****************************************************************


--------------------------------------------------------------------------------
17 August 1993                   88         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8  SOFTWARE SPECIFICATIONS

   8.3  APPLICATION SOFTWARE (SEE ALSO SECTION 5):

        8.3.5 APPLICATIONS SOURCE CODE: THE APPLICATIONS SOURCE CODE MUST BE WRITTEN IN A STANDARD, COMMERCIALLY AVAILABLE, HIGH-LEVEL LANGUAGE. ASSEMBLY LANGUAGE CODING IS ACCEPTABLE ONLY FOR SELECTED CRITICAL LOW-LEVEL MODULES SUCH AS I/O DRIVERS. BIDDERS MUST SPECIFY ALL LANGUAGES AND DEVELOPMENT TOOLS USED AND WHERE THEY ARE USED.

                  -> RELATIONAL DATABASE MANAGER SYBASE SQL

                  -> OPERATING SYSTEMS
                     File Server                 IBM AIX version 3.2
                     Work Stations               SCO Unix

                  -> SOFTWARE CODING             C

        8.3.6 COUNTY MODIFICATIONS: COUNTY TECHNICIANS WILL NOT MODIFY THE CONTRACTOR'S SOFTWARE IN ANY WAY, EXCEPT IN CONSULTATION WITH THE CONTRACTOR, EXCEPT AS SPECIFICALLY STATED IN SECTION 8.3.8.6 OF THIS DOCUMENT.

               *****************************************************************
               We fully understand and comply with the above section.
               *****************************************************************

        8.3.7 APPLICATION SOFTWARE MUST BE EXECUTED DIRECTLY BY THE OPERATING SYSTEM SPECIFIED IN SECTION 8.2.

               Application software WILL be executed directly by the operating system specified in Section 8.2.

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17 August 1993                   89         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8    SOFTWARE SPECIFICATIONS

     8.3  APPLICATION SOFTWARE (SEE ALSO SECTION 5):

          8.3.8 SOURCE CODE RETENTION:

          8.3.8.1 BIDDER MUST STATE THEIR POLICY REGARDING PROVIDING THE COUNTY WITH AN EXACT COPY OF THE SOURCE CODE, OR ANY PORTION THEREOF. POLICY SHALL TAKE INTO ACCOUNT THE COUNTY'S AGREEMENT THAT THE SOURCE CODE WILL ONLY BE MADE AVAILABLE TO THOSE COUNTY EMPLOYEES WHO WOULD NEED ACCESS TO IT TO MAKE CHANGES. A COPY OF THOSE CHANGES BY THE COUNTY WOULD BE PROVIDED TO THE CONTRACTOR. IF ALL OR ANY MATERIAL PART OF THE SOURCE CODE IS GENERALLY MADE AVAILABLE BY THE CONTRACTOR, WITH OR WITHOUT ADDITIONAL COST, TO OTHER USERS OF COMPARABLE SOFTWARE, IT SHALL ALSO BE MADE AVAILABLE TO THE COUNTY.

                    XImage Corporation WILL maintain a current version of the source code in a secure escrow account. The ForceField software WILL be customized for the specific needs of Hennepin County. Any modifications to the source code after installation will be covered under our Software Maintenance Agreement. All work with the source code will be handled by qualified XImage Corporation personnel.

                    The per annum charge for maintaining the copy in escrow WILL be entered in appendix D.

          8.3.8.2 IF A COPY OF THE SOURCE CODE IS NOT MADE AVAILABLE TO THE COUNTY, AN EXACT COPY OF ALL CONTRACTOR'S APPLICATION SOFTWARE SOURCE CODE INSTALLED ON THE SYSTEM MUST BE RETAINED BY THE SUCCESSFUL CONTRACTOR IN A SECURE LOCATION AND KEPT IN A CURRENT CONDITION AS DESCRIBED IN THIS DOCUMENT SECTION 8.3.8.5. THE COUNTY WILL REQUIRE AN ESCROW AGREEMENT IF THE SOURCE CODE IS NOT PROVIDED.

                    An exact copy of all XImage Corporation's application software source code installed on the system WILL be retained by XImage Corporation in a secure location and kept in a current condition as described in this document section
                    8.3.8.5. XImage Corporation WILL maintain a current version of the source code in a secure escrow account.

                    The per annum charge for maintaining the copy in escrow WILL be entered in appendix D.


--------------------------------------------------------------------------------
17 August 1993                   90         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8    SOFTWARE SPECIFICATIONS

     8.3  APPLICATION SOFTWARE (SEE ALSO SECTION 5):

          8.3.8.3 ESCROW AGREEMENT: IF THE BIDDER IS PARTY TO AN EXISTING ESCROW AGREEMENT WHICH MEETS ALL THE REQUIREMENTS STATED IN THE SOURCE CODE RETENTION SECTION, THAT AGREEMENT SHOULD BE SUBMITTED WITH THE BID. IF NOT, AN ESCROW AGREEMENT WILL BE REQUIRED WHICH DOES MEET ALL REQUIREMENTS. THE PER ANNUM CHARGE FOR MAINTAINING THE COPY IN ESCROW MUST BE ENTERED ON APPENDIX D.

                    ESCROW AGREEMENT APPLIES TO ALL IMAGING SYSTEM SOFTWARE COMPONENTS WHICH 1) ARE NOT COMMERCIALLY AVAILABLE FROM ANOTHER SOURCE, 2) ARE COMMERCIALLY AVAILABLE FROM ANOTHER SOURCE BUT ARE UTILIZED WITH CHANGES AND 3) ANY MATERIALS USED BY THE CONTRACTOR TO MAINTAIN THIS CUSTOMIZED SOFTWARE.

                    ***********************************************************
                    We fully understand and comply with the above section.
                    ***********************************************************

          8.3.8.4 THE COPY SHALL INCLUDE, PRIMARILY ON MACHINE READABLE MEDIA, OPERATIONS MANUALS, REFERENCE MANUALS, DATA MAPS, TYPE AND VERSION OF COMPILER/ASSEMBLER, LINKAGE COMMAND FILES AND ALL OTHER SUPPORT MATERIALS USED BY THE CONTRACTOR TO MAINTAIN THE SOFTWARE. IF THE APPLICATIONS SOFTWARE EMPLOYS OR IS MAINTAINED IN PART WITH LICENSED THIRD-PARTY SOFTWARE, E.G. PROGRAMMING TOOLS OR A DATABASE MANAGEMENT SYSTEM, THE MATERIALS HELD AND PROVIDED SHALL NAME AND DESCRIBE ALL SUCH LICENSED THIRD-PARTY SOFTWARE AND TO PROVIDE THE NAMES AND ADDRESSES OF THE THIRD PARTIES PROVIDING THE SOFTWARE.

                    The copy WILL include, primarily on machine readable media, operations manuals, reference manuals, data maps, type and version of compiler/assembler, linkage command files and all other support materials used by XImage Corporation to maintain the software. If the applications software employs or is maintained in part with licensed third-party software, e.g. programming tools or a database management system, the materials held and provided WILL name and describe all such licensed third-party software and to provide the names and addresses of the third parties providing the software.


--------------------------------------------------------------------------------
17 August 1993                   91         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8    SOFTWARE SPECIFICATIONS

     8.3  APPLICATION SOFTWARE (SEE ALSO SECTION 5):

          8.3.8.5 THE COPY, WHETHER GIVEN TO THE COUNTY OR MAINTAINED BY THE CONTRACTOR, SHALL BE BROUGHT FULLY UP TO DATE WITHIN THIRTY
                    (30) DAYS WHENEVER VERSION UPGRADES ARE RELEASED OR A MODIFICATION IS MADE IN THE COUNTY'S COPY OF THE SOFTWARE. A COPY OF THE REVISED SOURCE CODE, SHALL THEN BE MAINTAINED AS PROVIDED HEREIN. IN ADDITION, A COPY OF THE SOURCE CODE PRIOR TO THE LATEST REVISION SHALL BE RETAINED FOR A PERIOD OF SIX MONTHS.

                    The copy, whether given to the County or maintained by XImage Corporation, WILL be brought fully up to date within thirty (30) days whenever version upgrades are released OR a modification is made in the County's copy of the software. A copy of the revised source code, WILL then be maintained as provided herein. In addition, a copy of the source code prior to the latest revision WILL be retained for a period of six months.

          8.3.8.6 THE TERMS OF THE AGREEMENT SHALL MAKE THE COPIES REFERENCED IN SECTION 8.3.8.5 AVAILABLE TO THE COUNTY WITHIN THIRTY
                    (30) DAYS IN THE EVENT THAT (1) THE CONTRACTOR ENTERS OR IS SUBJECTED TO BANKRUPTCY PROCEEDINGS, RECEIVERSHIP, ASSIGNMENT OR ANY OTHER PROCEEDING INVOLVING PROTECTION OF CREDITORS OR FROM CREDITORS; (2) THE CONTRACTOR FAILS AFTER REASONABLE NOTIFICATION TO MAINTAIN THE COUNTY'S SOFTWARE;
                    (3) THE CONTRACTOR SELLS, ASSIGNS OR OTHERWISE TRANSFERS ANY RIGHTS WHICH WOULD PREVENT THE CONTRACTOR FROM MEETING THE OBLIGATIONS SET FORTH IN THESE SPECIFICATIONS; OR (4) THE CONTRACTOR CEASES, FOR ANY REASON, TO DO BUSINESS. HENNEPIN COUNTY WILL RETAIN RIGHTS TO CONTINUE USE OF ALL PRODUCTS AND COPIES WITHOUT CHARGE.

                    UNDER THIS SECTION THE COUNTY SHALL NOT SELL THE SOURCE CODE OR MAKE IT AVAILABLE TO ANOTHER VENDOR, BUT SHALL HAVE THE RIGHT TO MAKE CHANGES AND MAKE COPIES FOR ANY WORKSTATION OR FILE SERVER ADDED TO THE SYSTEM.

                    ***********************************************************
                    We fully understand and comply with the above section.
                    ***********************************************************


--------------------------------------------------------------------------------
17 August 1993                   92         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8  SOFTWARE SPECIFICATIONS

   8.3  APPLICATION SOFTWARE (see also Section 5):

        8.3.9   CONFIDENTIALITY; PROPRIETARY NOTICES:

        8.3.9.1 The County acknowledges that the software and the source code (if obtained) are proprietary and confidential. The County shall not sell, furnish, or disclose the software or any information pertinent to it (other than to County employees who need access to such information in connection with the exercise the County's rights under the contract), unless authorized in writing by the Contractor.

                   -----------------------------------------------------------
                   We fully understand and comply with the above section.
                   -----------------------------------------------------------

        8.3.9.2 Any copies of the software or the documentation which the County makes, pursuant to the exercise of its rights under the contract, shall bear all copyright, trademark, and other proprietary notices included therein by the Contractor, and shall be retained by the County and used in accordance with the provisions in paragraph 8.3.9.1. Notwithstanding the preceding sentence, the County may add its own copyright or other proprietary notices to any copy of the software and documentation to which the County has ownership rights as a result of the contract.

                   -----------------------------------------------------------
                   We fully understand and comply with the above section.
                   -----------------------------------------------------------

        8.3.9.3    The County's obligations under paragraphs 8.3.9.1 and
                   8.3.9.2 will not extend to any information, or portion of the software, which is now or hereafter generally known to the public; which is obtained from other sources without obligation of confidentiality; or which is required to be disclosed by order of a court or other body of persons authorized by the Minnesota Rules of Court to settle disputes.

                   -----------------------------------------------------------
                   We fully understand and comply with the above section.
                   -----------------------------------------------------------



--------------------------------------------------------------------------------
17 August 1993                   93         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8  SOFTWARE SPECIFICATIONS

   8.3  APPLICATION SOFTWARE (see also Section 5):

        8.3.10     INFRINGEMENTS; COPYRIGHT INDEMNITY:
                   Complementary to other "hold harmless" provisions throughout these specifications, the Contractor shall, without cost to the County, defend, indemnify, and hold the County, its commissioners, officers, and employees harmless against any and all claims, liability, losses, judgments, or other expenses arising out of or related to any claim that the County's use or possession of the software, licenses, or documentation obtained through the contract, violates or infringes upon any patents, copyrights, trademarks, trade secrets, or other proprietary rights or information, provided that the Contractor is promptly notified in writing of such claim. The Contractor will have the right to control the defense of any such claim, lawsuit, or other proceeding. The County will in no instance settle any such claim, lawsuit, or proceeding without the Contractor's prior written approval.

                   If, as a result of any claim of infringement of rights, the Contractor is enjoined from using, marketing, or supporting any product or service provided through the contract to be established (or if the Contractor comes to believe such enjoinment imminent), the Contractor shall either arrange for the County to continue using the product or service at no additional cost to the County, or propose another remedy subject to County approval. Provision of equivalent products or services will be acceptable, but the County alone will determine whether proposed substitutes are sufficiently equivalent. If no acceptable alternative is possible even after the Contractor's best efforts, the Contractor shall return a prorata portion of the County's costs pertaining to the license fee -- and all consequential costs -- based on a period of ten years. The County may also pursue any or all of its other available remedies.

                   -----------------------------------------------------------
                   We fully understand and comply with the above section.
                   -----------------------------------------------------------



--------------------------------------------------------------------------------
17 August 1993                   94         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal


8  SOFTWARE SPECIFICATIONS

   8.3  APPLICATION SOFTWARE (SEE ALSO SECTION 5):

        8.3.11 DATA BASE MANAGEMENT:

        8.3.11.1 MUST HAVE A COMMERCIALLY AVAILABLE RELATIONAL DATA BASE MANAGEMENT SYSTEM WITH A STRUCTURED QUERY LANGUAGE (SQL) IN A CLIENT SERVER ARCHITECTURE. BIDDER MUST DESCRIBE HOW WORK IS DIVIDED BETWEEN CLIENT AND SERVER. THE COUNTY CURRENTLY SUPPORTS OS/2 DATA MANAGER AND SQL SERVER AS PC DATA BASE MANAGEMENT SYSTEMS.

                   The ForceField system WILL utilize SYBASE, a commercially available relational data base management system with a structured query language (SQL) in a client server architecture. To provide capacity for growth and best maximize the use of the file server (ImageBank), much of the preliminary screen interface, printing capabilities, image review and compression are localized at the work station (ImageStation) level. ImageStations are UNIX-based workstations which communicate with the ImageBank via both local and wide area networks.

        8.3.11.2 DATA BASE MANAGEMENT SYSTEM MUST BE CAPABLE OF SUPPORTING THE MULTIPLE SIMULTANEOUS UPDATES AND RETRIEVALS.

                   Data base management system WILL be capable of supporting the multiple simultaneous updates and retrievals.

        8.3.11.3 EACH SINGLE FOLDER MUST BE CAPABLE OF HOLDING UP TO 50 FIELDS, ONE OF WHICH SHOULD BE THE FREE TEXT AREA.

                   Each single folder WILL be capable of holding up to 50 fields, one of which should be the free text area.

        8.3.11.4   ALL DATES MUST INCLUDE THE CENTURY.

                   All dates WILL include the century.

        8.3.11.5 INITIAL SYSTEM MUST BE ABLE TO MANAGE 375,000 COMPRESSED IMAGES AND ASSOCIATED DATA RECORDS.

                   Initial system WILL be able to manage 375,000 compressed images and associated data records.



-------------------------------------------------------------------------------
17 August 1993                   95        Hennepin County Sheriff's Department
                                               Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8  SOFTWARE SPECIFICATIONS

   8.3  APPLICATION SOFTWARE (SEE ALSO SECTION 5):

        8.3.11.6 SHOULD ALLOW COUNTY MODIFICATIONS TO DATA BASES IN CONSULTATION WITH THE CONTRACTOR.

                  The system WILL allow County modifications to data bases in consultation with XImage Corporation.

        8.3.11.7  THE SYSTEM MUST AUTOMATICALLY RECORD SIGNIFICANT
                  APPLICATION TRANSACTIONS AND EVENTS (DEFINED AS ADD, DELETE, AND MODIFY RECORDS, LINEUP AND IMAGE PRINTING) IN AN AUDIT LOG FILE AND RETAIN ON-LINE FOR A MINIMUM OF 60 DAYS. THE APPLICATION TRANSACTION TO BE RECORDED MUST INCLUDE WORKSTATION NAME, USER NAME, UNSUCCESSFUL LOG-ON ATTEMPTS, RECORD KEY, TYPE OF FUNCTION, DATE AND TIME, PERTINENT ACTION PERFORMED AND OTHER ITEMS TO BE DEFINED.

                  The system WILL automatically record significant application transactions and events (defined as add, delete, and modify records, lineup and image printing) in an audit log file and retain on-line for a minimum of 60 days. The application transaction to be recorded WILL include workstation name, user name, unsuccessful log-on attempts, record key, type of function, date and time, pertinent action performed and other items to be defined.

        8.3.11.8 SYSTEM MUST BE ABLE TO MANAGE MULTIPLE DATA BASES DESIGNED TO STORE AT A MINIMUM THE FOLLOWING CATEGORIES OF DATA:

                  - JAIL ADULT BOOKING/MUGSHOT I.D.
                  - EMPLOYEE/VISITOR I.D.
                  - AUDIT LOG
                  - PERSON RELATED INTELLIGENCE APPLICATION

                  SYSTEM SHOULD BE ABLE TO MANAGE A DATA BASE DESIGNED TO STORE THE FOLLOWING CATEGORY OF DATA:

                  OPTIONAL: PERSON/BUSINESS SURVEILLANCE APPLICATION

                  OPTIONAL: ADDRESS/LOCATION APPLICATION

                  The ForceField system WILL be able to manage multiple data bases designed to store at a minimum the required categories of data. XImage Corporation has not included the development of the optional databases for Person/Business Surveillance and Address/Location.

-------------------------------------------------------------------------------
17 August 1993                   96         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8  SOFTWARE SPECIFICATIONS

   8.3  APPLICATION SOFTWARE (SEE ALSO SECTION 5):

        8.3.11.9   DATA BASES MUST BE TAILORED TO COUNTY NEEDS.

                   Data bases WILL be tailored to County needs.

        8.3.11.10  SHOULD BE ABLE TO SEARCH FREE FORM TEXT FIELDS.

                   The system does not provide this capability.

        8.3.11.11 SHOULD SUPPORT AN UNLIMITED FREE TEXT FIELD AND A LIMITED FREE TEXT FIELD OF 500 CHARACTERS FOR BOOKING RECORDS.

                   Each application WILL allow free form text fields attached to a specified folder. XImage Corporation's exclusive "electronic note pad" function will allow the operator to attach "notes" to a suspect's folder, booking or appearance. They are analogous to the yellow "post-it" note paper commonly found in offices today. This computerized depiction will allow the inclusion of "ad-hoc" text that will stay with a particular folder.

        8.3.11.12  MENU:

        8.3.11.12.1 MUST ALLOW MODIFICATION OF MENU SYSTEM IN CONSULTATION WITH CONTRACTOR BY SYSTEM ADMINISTRATOR.

                     The system WILL allow modification of menu system in consultation with XImage Corporation by System Administrator.

        8.3.11.12.2  MUST BE ABLE TO USE MOUSE OR KEYBOARD TO SELECT MENU
                     OPTIONS.

                     The system WILL be able to use mouse or keyboard to select menu options.

        8.3.11.12.3  BIDDER SHOULD PROVIDE SAMPLES OF EXISTING MENUS.

                     XImage Corporation HAS provided samples of existing menus. These samples can be found in Section 9 of this document.

-------------------------------------------------------------------------------
17 August 1993                   97         Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

8  SOFTWARE SPECIFICATIONS

   8.4 BIDDER MUST QUOTE AN OPTION TO EQUIP ALL WORKSTATIONS AND THE FILE SERVER WITH 3270 EMULATION SOFTWARE SO THE MAINFRAME BOOKING SYSTEM
        CAN BE ACCESSED VIA THE NETWORK FROM ANY WORKSTATION IN A WINDOW OF THE PHOTOIMAGE MONITOR. IF SELECTED AS AN OPTION BY THE COUNTY, THE
        3270 SHALL BE OPERATIONAL EVEN IF PHOTO IMAGE FILE SERVER IS INOPERABLE.

        XImage Corporation HAS quoted an option to equip all workstations and the file server with 3270 emulation software so the mainframe booking system can be accessed via the network from any workstation in a window of the photoimage monitor. If selected as an option by the County, the 3270 shall be operational even if photo image file server is inoperable.

        Please see our itemized pricing schedules in the appendix of this document.

-------------------------------------------------------------------------------
17 August 1993                  98        Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

9 NETWORK

  9.1 THE SUCCESSFUL BIDDER MUST WORK WITH HENNEPIN COUNTY INFORMATION SERVICES OPERATIONS DIVISION TO DEVELOP THE DETAILED NETWORK PLAN. THE COUNTY WILL INSTALL THE NETWORK AND THE BRIDGE TO THE COUNTY'S BACKBONE NETWORK.

       The successful bidder WILL work with Hennepin County Information Services Operations Division to develop the detailed network plan. The County will install the network and the bridge to the County's backbone network.

  9.2  THE PHOTOIMAGE SYSTEM MUST BE IMPLEMENTED ON A 16 MBPS TOKEN-RING
       NETWORK.

       The photoimage system WILL be implemented on a 16 Mbps Token-Ring network.

  9.3  ALL WORKSTATIONS AND FILE SERVERS MUST BE EQUIPPED WITH:

       9.3.1  A NETWORK ADAPTER.

              All workstations and file servers WILL be equipped with a network adapter.

       9.3.2  A NETWORK ADAPTER CABLE.

              All workstations and file servers WILL be equipped with a network adapter cable.

       9.3.3  THE APPROPRIATE SOFTWARE TO CONNECT THE ADAPTER TO THE NETWORK.

              All workstations and file servers WILL be equipped with the appropriate software to connect the adapter to the network.

-------------------------------------------------------------------------------
17 August 1993                  99        Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

9 NETWORK

  9.4 THE COUNTY SUPPORTS IBM PS/2 AS WORKSTATIONS AND SERVERS, WHICH RUN EITHER DOS OR OS/2 OPERATING SYSTEMS. THE LAN OPERATING SYSTEMS EMPLOYED IN THIS ENVIRONMENT ARE PC LAN PROGRAM 1.3 OR OS/2 LAN SERVER 2.0. BOTH OF THESE OPERATING SYSTEMS USE THE NETBIOS PROTOCOL. THE COUNTY USES NETVIEW 2.0, WHICH ALSO DISPLAYS DATA FROM NETWORK PERFORMANCE MONITOR
       1.4.1 AND LAN NETWORK MANAGER 1.0, TO MONITOR NETWORK PERFORMANCE.

       THE BIDDER MUST PROVIDE A CONCEPTUAL NETWORK DESIGN THAT WILL INDICATE HOW THE PROPOSED NETWORK WILL BRIDGE TO THIS NETWORK ENVIRONMENT. THE PLAN SHOULD INCLUDE:

       9.4.1  THE NAME AND VERSION OF THE PREFERRED NETWORK OPERATING SOFTWARE.

              The server WILL utilize TCP/IP in combination with IBM AIX version 3.2.

       9.4.2 THE NAME AND VERSION OF ANY NETWORK MONITORING TOOLS RECOMMENDED. IDEALLY, THE COUNTY SHOULD BE ABLE TO MONITOR THIS NETWORK THROUGH NETVIEW.

              The ForceField system WILL utilize the Etherfind-TM- operating system tools. If Netview has options for trading TCP/IP packets, this should be sufficient as the data link layers (Token-Ring) for TCP/IP and PCLAN are the same.

       9.4.3 A DESCRIPTION OF HOW REMOTE SITES CAN GAIN ACCESS TO THE PHOTOIMAGE SYSTEM VIA AN EXISTING OR FUTURE TOKEN-RING NETWORK BRIDGED TO THE HENNEPIN COUNTY BACKBONE NETWORK.

              Remote sites housing ImageStations can access ImageBank transparent of the bridging.

       9.4.4 A DESCRIPTION OF HOW REMOTE SITES CAN ACCESS THE PHOTOIMAGE SYSTEM VIA EXISTING SDLC LINKS TO THE MAINFRAME.

              XImage Corporation does not support SDLC communications.

-------------------------------------------------------------------------------
17 August 1993                  100        Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

9 NETWORK

       9.4.5 A DESCRIPTION OF HOW REMOTE SITES CAN GAIN ACCESS TO THE SYSTEM VIA A DIRECT LINK TO THE PHOTOIMAGE NETWORK.

              These intelligent ImageStations (UNIX based workstations) communicate with the ImageBank via both local and remote networking. In installations like the Hennepin County, multiple ImageStations will be networked to the ImageBank, providing access to data and images from all locations. Sophisticated communications allow ImageStations to be dispersed across large areas, but yet have all of the functional capabilities of a local Token-Ring attached ImageStation, limited only by the speed of the physical networking option. The mainframe could be connected to the Token-Ring network utilizing TCP/IP software on the mainframe. This would provide necessary infrastructure for all the application level interconnects for data transfer.

       9.4.6 A DESCRIPTION OF HOW COMMUNICATIONS BETWEEN THE PHOTOIMAGE SYSTEM AND DOS OR OS/2 WORKSTATIONS COULD BE ESTABLISHED.

              Communications between the ForceField system and DOS or OS/2 workstations can be established by utilizing an available software package designed specifically for that purpose that utilizes TCP/IP.

  9.5 3270 THAT IS BID AS AN OPTION MUST ALLOW THE WORKSTATIONS AND SERVER ACCESS TO THE MAINFRAME WHENEVER THE NETWORK IS OPERATIONAL. IN ORDER TO ACCOMPLISH THIS, HENNEPIN COUNTY WILL INSTALL A PC GATEWAY ON THE NETWORK. THE GATEWAY WILL RUN IBM PERSONAL COMMUNICATIONS SOFTWARE WHICH SUPPORTS THE 802.2 IEEE PROTOCOL THROUGH THE USE OF DXM DRIVERS. BIDDER SHALL INCLUDE IN THE OPTION BID SOFTWARE ON THE ALL WORKSTATIONS AND
       FILE SERVER THAT WILL ALLOW COMMUNICATION OVER THE TOKEN-RING WITH THE PC GATEWAY.

       3270 emulation software will be listed optionally that will enable the workstation to emulate a 3270 terminal. Additional hardware may be needed if coax connections are used.

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17 August 1993                  101        Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                              XImage Corporation
                                                                        Proposal

10  SECURITY

    10.1 ACCESS CONTROL MUST BE IMPLEMENTED ON BOTH WORKSTATION/FILE SERVER AND PHOTOIMAGE SYSTEM APPLICATION BASIS USING A PASSWORD AT BOTH LEVELS.

           Access control WILL be implemented on both workstation/file server and photoimage system application basis using a password at both levels.

    10.2   ALL PASSWORDS MUST BE ENCRYPTED.

           All passwords WILL be encrypted.

    10.3 A CONTROL TABLE MUST LIST ALL AUTHORIZED USERS AND SPECIFIC FUNCTIONS EACH INDIVIDUAL USER IS AUTHORIZED TO PERFORM.

           A control table WILL list all authorized users and specific functions each individual user is authorized to perform.

    10.4 THE SYSTEM SIGN ON MENUS MUST LIST ONLY THOSE SCREENS, FILES AND FUNCTIONS WHICH THE USER AND WORKSTATION HAVE AUTHORITY TO ACCESS, BASED ON THE CONTROL TABLES.

           The system sign on menus WILL list only those screens, files and functions which the user and workstation have authority to access, based on the control tables.

    10.5 THE SYSTEM SHOULD DISABLE A USER ID AFTER A SPECIFIED NUMBER OF UNSUCCESSFUL LOG-ON ATTEMPTS.

           The system will not provide this function, however ForceField will automatically record every significant system transaction and event in a log file on disk and retain on-line for a minimum of 60 days. The transaction to be recorded will include all system start-ups, authorization file changes, sign-ons and sign-offs, and images taken. Each history record will include the date and time of the transaction and the operator, unit, officer, and event identification as applicable.

    10.6 BIDDER MUST DESCRIBE HOW THE SYSTEM ADMINISTRATOR ACCESSES AND UPDATES THE CONTROL TABLES.

           The system WILL allow System Administrator to add, delete and modify table entries for validation. This functionality is allowed only to individuals who have been given this permission (usually the System Administrator) through specialized ForceField update utilities. The System Administrator will be fully trained by XImage Corporation training personnel in performing this function.

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17 August 1993                        102   Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                              XImage Corporation
                                                                        Proposal

10  SECURITY

    10.7 ACCESS CONTROL SYSTEM SHOULD ALLOW USER GROUP ACCESS PRIVILEGE BY WORKSTATION, FILE AND FUNCTION.

           Access control system WILL allow user group access privilege by workstation, file and function.

    10.8 THE SYSTEM SHOULD ALLOW A USER TO ACCESS ONLY AUTHORIZED RECORDS WITHIN A FILE.

           The system does not provide this capability.

    10.9 THE SYSTEM MUST PROVIDE SEPARATE JUVENILE RECORD ACCESS. BIDDER MUST DESCRIBE THE SOLUTION.

           The system WILL provide separate juvenile record access. Virtually there is no limit to the number of truly multiple separate databases which can be created. Access is restricted to each database through password protected log-ons. For instance, some corrections officers may have access in the adult database but not in the juvenile database. Likewise, personnel administration may have access to the employee and visitor database, but no authorization in the inmate database. In such a case, the user will only see the database names to which they have authorization.

    10.10 IF A FINGERPRINT ACCESS DEVICE WAS QUOTED IN OPTIONAL HARDWARE SECTION, BIDDER SHOULD DESCRIBE HOW IT IS INCORPORATED INTO SYSTEM SECURITY.

           FEATURE NOT PROVIDED.

    10.11  SHOULD HAVE A PHOTO OR NAME OF THE LOGGED-ON USER ON-SCREEN.

           The system WILL have the name of the logged-on user on-screen.

    10.12 SHOULD HAVE A SCREEN LOCK WHICH WILL ENGAGE IF NO KEY IS PRESSED WITHIN A SPECIFIED TIME. THE SCREEN LOCK SHOULD THEN CLEAR THE SCREEN AND RETURN TO A PROMPT SCREEN FOR RE-ENTRY TO THE SYSTEM.

           The system WILL have a screen lock which will engage if no key is pressed within a specified time. The screen lock should then clear the screen and return to a prompt screen for re-entry to the system.

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17 August 1993                        103   Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

11  SYSTEM SUPPORT/WARRANTY/MAINTENANCE

    11.1 THE BIDDER MUST PROVIDE A ONE YEAR WARRANTY FOR ALL HARDWARE AND SOFTWARE PRODUCTS FOR THE ENTIRE SYSTEM TO START AFTER THE DATE OF FINAL ACCEPTANCE OF THE SYSTEM BY THE COUNTY.

           XImage Corporation WILL provide a one year warranty for all hardware and software products for the entire system to start after the date of final acceptance of the system by the county.

    11.2 THE BIDDER MUST ALSO PROVIDE AND QUOTE YEARLY MAINTENANCE CONTRACTS FOR ALL HARDWARE AND SOFTWARE PRODUCTS FOR THE ENTIRE SYSTEM TO START AFTER THE ONE YEAR WARRANTY PERIOD ENDS.

           THE COUNTY RESERVES THE RIGHT TO ENTER INTO EACH YEARLY MAINTENANCE CONTRACT AND WILL NOTIFY THE CONTRACTOR IN WRITING PRIOR TO END OF WARRANTY PERIOD OR MAINTENANCE CONTRACT WHETHER CONTRACT WILL CONTINUE FOR THE NEXT YEAR. THE CONTRACTOR SHALL NOTIFY THE COUNTY SHERIFF'S DEPARTMENT IN WRITING 90 DAYS PRIOR TO THE END OF THE WARRANTY OR MAINTENANCE CONTRACT AND QUOTE THE YEARLY MAINTENANCE RENEWAL COST IN ACCORDANCE WITH SECTION 3.8 (PRICE CHANGES) OF THIS DOCUMENT.

           XImage Corporation HAS quoted yearly maintenance contracts for all hardware and software products for the entire system to start after the ONE YEAR WARRANTY period ends. Please see our itemized pricing schedules in the appendix of this document.

           We understand that the County reserves the right to enter into each yearly maintenance contract and will notify XImage Corporation in writing prior to end of warranty period or maintenance contract whether contract will continue for the next year. XImage Corporation shall notify the County Sheriff's Department in writing 90 days prior to the end of the warranty or maintenance contract and quote the yearly maintenance renewal cost in accordance with section 3.8 (Price Changes) of this document.

    11.3 BIDDER MUST PROVIDE A COMPLETE DESCRIPTION OF THEIR STANDARD MAINTENANCE, WARRANTY AND SUPPORT SYSTEM TO INCLUDE SUPPLY OF REPLACEMENT PARTS, RESPONSE TIME FOR SERVICE CALLS, PROBLEM DIAGNOSIS, PROBLEM ISOLATION, PROBLEM RESOLUTION, ROUTINE AND PREVENTATIVE MAINTENANCE SCHEDULE, SUPPORT STAFF, ETC.

           XImage Corporation stands behind their systems with a comprehensive program for system support and maintenance. Because of the needs of law enforcement, XImage Corporation provides 24 hour a day - 7 day a week system support via a single telephone number. Hennepin County personnel will be able to receive prompt system support any time of day.

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17 August 1993                        104   Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                              XImage Corporation
                                                                        Proposal

11  SYSTEM SUPPORT/WARRANTY/MAINTENANCE

          XImage Corporation provides a Technical Support Center staffed in San Jose, California, to deliver single point of contact for all hardware and software maintenance, customer training, support and consulting. This means that Hennepin County personnel can reach a technician to help with any problem by calling a single phone number. XImage Corporation will provide problem management from the time the incident is reported until the repair is effected.

          The ForceField system is designed with remote diagnostic facilities that enable the Technical Support Center in California to log in to a customer system and operate that system as if support personnel were on-premises. This provides quick diagnosis of difficulties, and a means for prompt application of temporary fixes. XImage Corporation may, of course, need the System Administrator at the site to assist in mounting tapes or disks, obtaining printouts, and determining results from ImageStation users.

    11.4  BIDDER MUST PROVIDE A COPY OF THE STANDARD MAINTENANCE AGREEMENT.

          XImage Corporation HAS provided a copy of the standard maintenance agreement. This document can be found in the Section 7 of this document.

    11.5 BIDDER MUST PROVIDE A CRITICAL COMPONENTS SUPPORT AMENDMENT TO THE STANDARD MAINTENANCE CONTRACT PROVIDING REPLACEMENT PARTS AND, WHEN REQUIRED, A SERVICE TECHNICIAN ON SITE WITHIN TWENTY-FOUR HOURS, IF NOT ALREADY A PART OF THE STANDARD AGREEMENT. CRITICAL COMPONENTS ARE DEFINED AS ALL COMPONENTS LISTED IN THE HARDWARE SECTION UNDER FILE SERVER AND THE TAPE BACKUP UNIT.

          XImage Corporation WILL provide a critical components support amendment to the standard maintenance contract providing replacement parts and, when required, a service technician on site within twenty-four hours, if not already a part of the standard agreement. Critical components are defined as all components listed in the hardware section under file server and the tape backup unit.

    11.6 BIDDER MUST STATE THE AVERAGE TIME TO ARRIVE ON SITE WITH STAFF AND NON-CRITICAL PARTS.

          XImage WILL to respond instantly to the service needs of your imaging system. For critical outages we can have representatives at your site within an hour of your call to our customer support center. Our response times are based on severity by case. Less severe service issues will be handled in a timely manner so as not to disrupt the operation of your system.

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17 August 1993                        105   Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                              XImage Corporation
                                                                        Proposal

11  SYSTEM SUPPORT/WARRANTY/MAINTENANCE

    11.7 CONTRACTOR MUST PROVIDE 24 HOUR A DAY, SEVEN DAYS A WEEK SUPPORT ON ALL HARDWARE AND SOFTWARE PRODUCTS OF THE SYSTEM. MUST PROVIDE ONE TELEPHONE NUMBER TO CALL FOR ALL SUPPORT PROBLEMS.

          XImage Corporation WILL provide 24 hour a day, seven days a week support on all hardware and software products of the system. We WILL also provide one telephone number to call for all support problems.

    11.8 CONTRACTOR'S SUPPORT PERSONNEL IMMEDIATELY SHALL LOG INITIAL CALL BY COUNTY PERSONNEL.

          XImage Corporation support personnel immediately WILL log initial call by County personnel.

    11.9 CONTRACTOR'S SUPPORT PERSONNEL MUST PERFORM THE FIRST LEVEL OF DIAGNOSTICS TO DETERMINE IF THE PROBLEM IS OPERATIONAL, SOFTWARE, OR HARDWARE.

          XImage Corporation's support personnel WILL perform the first level of diagnostics to determine if the problem is operational, software, or hardware.

    11.10 FOR OPERATIONAL PROBLEMS, CONTRACTOR'S SUPPORT PERSONNEL MUST RESPOND WITHIN 20 MINUTES OF INITIAL CALL.

          For operational problems, XImage Corporation's support personnel WILL respond within 20 minutes of initial call.

    11.11 FOR SOFTWARE PROBLEMS, CONTRACTOR'S SUPPORT PERSONNEL MUST RESPOND WITHIN 2 HOURS OF INITIAL CALL.

          IF SUPPORT PERSONNEL FOR SOFTWARE SUPPORT ARE UNABLE TO BE ON SITE WITHIN 2 HOURS, THEN THE SUPPORT PERSONNEL SHALL BE ABLE TO CONNECT WITH SYSTEM MODEM AND CORRECT SOFTWARE PROBLEMS.

          FOR SECURITY, THE SYSTEM MODEM WILL BE PASSWORD ACCESS PROTECTED AND SHALL DIAL BACK TO THE CONTRACTOR'S SUPPORT SYSTEM AFTER THE CONTRACTOR'S SUPPORT PERSONNEL HAVE REQUESTED ACCESS TO THE COUNTY'S SYSTEM.

          For software problems, XImage Corporation support personnel WILL respond within 2 hours of initial call. If support personnel for software support are unable to be on site within 2 hours, then the support personnel WILL be able to connect with system modem and correct software problems. For security, the system modem WILL be password access protected and shall dial back to XImage Corporation's support system after XImage Corporation's support personnel have requested access to the County's system.

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17 August 1993                        106   Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                              XImage Corporation
                                                                        Proposal

11  SYSTEM SUPPORT/WARRANTY/MAINTENANCE

    11.12 IF A PROBLEM IS DETERMINED, "WORK AROUNDS" AND/OR "PATCHES" MUST BE PROVIDED WHILE SYSTEM IS BEING FIXED SO THERE WILL BE MINIMAL DISRUPTION OF ON-LINE OPERATIONS.

          If a problem is determined, "work arounds" and/or "patches" WILL be provided while system is being fixed so there will be minimal disruption of on-line operations.

    11.13 WARRANTY AND MAINTENANCE MUST INCLUDE ALL NECESSARY ADJUSTMENTS, REPAIRS, PARTS REPLACEMENTS, LABOR, PREVENTIVE AND REMEDIAL MAINTENANCE, ON SITE MAINTENANCE LOG AND ALL OTHER SERVICES REQUIRED TO KEEP ALL COMPONENTS IN GOOD WORKING ORDER. THIS MUST BE PERFORMED WITH MINIMAL DISRUPTION OF ON-LINE OPERATIONS.

          Warranty and Maintenance WILL include all necessary adjustments, repairs, parts replacements, labor, preventive and remedial maintenance, on site maintenance log and all other services required to keep all components in good working order. This WILL be performed with minimal disruption of on-line operations.

    11.14 ALL COSTS ASSOCIATED WITH THE DELIVERY TO AND FROM THE COUNTY OF SOFTWARE AND/OR HARDWARE REQUIRED AS THE RESULTS OF A MALFUNCTIONING SYSTEM SHALL ALSO BE PROVIDED AT NO EXPENSE TO THE COUNTY. SUCH COST ITEMS SHALL INCLUDE BUT NOT BE LIMITED TO THE FOLLOWING:
          TRANSPORTATION, PACKAGING, CRATING, DELIVERY HANDLING, INSURANCE, AND SHIPPING EQUIPMENT AND/OR SOFTWARE CARTONS, ETC.

          All costs associated with the delivery to and from the County of software and/or hardware required as the results of a malfunctioning System WILL also be provided at no expense to the County. Such cost items shall include but not be limited to the following: transportation, packaging, crating, delivery handling, insurance, and shipping equipment and/or software cartons, etc.

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17 August 1993                        107   Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

11 SYSTEM SUPPORT/WARRANTY/MAINTENANCE

   11.15 DEFECTIVE EQUIPMENT: ANY INDIVIDUAL ITEM OF EQUIPMENT COVERED BY THIS PROCUREMENT EXPERIENCING MORE THAN THREE FAILURES DURING THE WARRANTY PERIOD SHALL BE REPLACED WITH A NEW ITEM MEETING SPECIFICATIONS, AT NO COST TO THE COUNTY WITHIN FIVE (5) DAYS AFTER RECEIPT OF NOTIFICATION FROM THE COUNTY TO REPLACE SAID ITEM(S).
          A NEW WARRANTY PERIOD FOR THE ITEM IDENTICAL IN LENGTH AND TERMS TO THE FOREGOING WARRANTY PERIOD SHALL COMMENCE ON THE DATE OF REPLACEMENT OF ANY SUCH ITEM.

          Any individual item of equipment covered by this procurement experiencing more than three failures during the warranty period
          WILL be replaced with a new item meeting specifications, at no cost to the County within five (5) days after receipt of notification from the County to replace said item(s). A new warranty period for the item identical in length and terms to the foregoing warranty period WILL commence on the date of replacement of any such item.
          Defective Equipment: Any individual item of equipment covered by this procurement experiencing more than three failures during the warranty period WILL be replaced with a new item meeting specifications, at no cost to the County within five (5) days after receipt of notification from the County to replace said item(s). A new warranty period for the item identical in length and terms to the foregoing warranty period WILL commence on the date of replacement of any such item.

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                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

12 TRAINING

   12.1 THE BIDDER MUST DESCRIBE THEIR TRAINING PLAN IN DETAIL, INCLUDING THE BIDDER'S EDUCATION AND TRAINING PHILOSOPHY.

         The ForceField system is very user friendly and can be mastered with a minimum of training. Included with the purchase of the system, XImage Corporation WILL provide the necessary amount of training to all personnel for the operation of all system hardware and software installed. This training will include workstation operation, data entry and inquiries, camera and lighting operation, and system support. To assure consistency with customer standards and needs, the schedule for training will be developed jointly with Hennepin County.

         Included with the purchase of the system, XImage Corporation will provide the necessary amount of training for all personnel for the operation of all system hardware and software installed. This training will include workstation operation, data entry and inquiries, camera and lighting operation, and system support. To assure consistency with customer standards and needs, the schedule for training will be developed jointly with Hennepin County.

         It is expected that the designated System Administrator(s) attend a 2-day System Administration course, provided at XImage Corporation's corporate offices, prior to the installation of the ForceField System. This course is included as part of the system, but travel and expense costs are the responsibility of the client.

         Subsequent to installation, XImage Corporation Customer Support and Hennepin County will jointly develop a plan for follow-up training to be accomplished by the County. It is expected that the people from the Hennepin County responsible for training (supervisory or training staff) will take an active role in developing and delivering on-going training.

       ->XImage Corporation WILL provide the necessary amount of training to all personnel for the operation of all system hardware and software installed.

   12.2  BIDDER MUST LIST THE AMOUNT OF TRAINING INCLUDED WITH THE SYSTEM
         AND COSTS FOR ADDITIONAL TRAINING AS REQUESTED BY THE COUNTY. THESE COSTS MUST INCLUDE BIDDERS COSTS FOR: TRAVEL, PARKING, LODGING, MEALS AND STAFF TIME.

         Included with the purchase of the system, XImage Corporation will provide the necessary amount of training for all personnel for the operation of all system hardware and software installed. This training will include workstation operation, data entry and inquiries, camera and lighting operation, and system support. To assure consistency with customer standards and needs, the schedule for training will be developed jointly with Hennepin County. Remedial training will be handled on a cost incurred basis.

       ->"WE WILL REMAIN ON SITE UNTIL THIS TRAINING IS COMPLETED."

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17 August 1993                  109        Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

12 TRAINING

   12.3  BIDDER MUST SPECIFY ANY OFF-SITE TRAINING REQUIRED.

         It is expected that the designated System Administrator(s) attend a 2-day System Administration course, provided at XImage Corporation's corporate offices, prior to the installation of the ForceField System. This course is included as part of the system, but travel and expense costs are the responsibility of the client.

   12.4 THE BIDDER MUST PROVIDE TRAINING DOCUMENTATION AND ON-SITE CLASSROOM AND HANDS-ON TRAINING.

         The bidder WILL provide training documentation and on-site classroom and hands-on training.

   12.5 THE SYSTEM MUST PROVIDE A MEANS FOR PLACING DESIGNATED WORKSTATIONS INTO A TRAINING MODE. A WORKSTATION IN TRAINING MODE SHOULD BE ABLE TO PERFORM ALL THE FUNCTIONS NORMALLY AUTHORIZED TO THAT WORKSTATION TO THE MAXIMUM FEASIBLE EXTENT.

         HOWEVER, A WORKSTATION IN TRAINING MODE MUST NOT BE PERMITTED TO ACTUALLY UPDATE "REAL" FILES. IN THIS MODE, THE TRAINEES MUST BE ABLE TO "MODIFY" CURRENT SAMPLE RECORDS, AND ENTER NEW RECORDS. ACCESS TABLES FOR THE TRAINING MODE MUST BE SEPARATE FROM THE PRODUCTION SYSTEM ACCESS TABLES.

         The ForceField system WILL provide a means for placing designated workstations into a training mode. A workstation in training mode WILL be able to perform all the functions normally authorized to that workstation to the maximum feasible extent.

         However, a workstation in training mode WILL not be permitted to actually update "real" files. In this mode, the trainees WILL be able to "modify" current sample records, and enter new records. Access tables for the training mode WILL be separate from the production system access tables.

   12.6  TRAINING MANUALS:

         12.6.1 A MINIMUM OF TEN MANUALS CUSTOMIZED TO THE INSTALLED SYSTEM SHALL BE PROVIDED WITH THE SYSTEM. TRAINING MANUALS, DOCUMENTATION AND MATERIALS FURNISHED DURING TRAINING WILL BECOME THE COUNTY'S PROPERTY. FOUR (4) SAMPLE TRAINING MANUALS MUST BE PROVIDED WITH THE BID.

                 A minimum of ten manuals customized to the installed system WILL be provided with the system. Training manuals, documentation and materials furnished during training will become the County's property. Four (4) sample training manuals WILL be provided with the bid.

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                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

12   TRAINING

     12.6 TRAINING MANUALS:

          12.6.2 IF THE USER MANUAL IS ALSO THE TRAINING MANUAL, BIDDER SHALL SO STATE.

                 The user manual is used as a tool within the confines of a specialized ForceField training program.

          12.6.3 ALL MANUALS MUST BE DETAILED AND WRITTEN IN A LANGUAGE THAT CAN BE EASILY UNDERSTOOD BY USERS WHO DO NOT POSSESS COMPUTER KNOWLEDGE OR SKILLS.

                 All manuals WILL be detailed and written in a language that can be easily understood by users who do not possess computer knowledge or skills.

     12.7 STAFF TRAINING: THE PRIMARY PURPOSE OF THE TRAINING REQUIREMENT IS TO PRODUCE A GROUP OF HENNEPIN COUNTY SHERIFF'S DEPARTMENT STAFF WHO WILL BE COMPETENTLY AND FULLY TRAINED BY THE CONTRACTOR AS TO ENABLE SUCH STAFF TO ASSUME FULL RESPONSIBILITY FOR THE TRAINING OF OTHERS IN THE DAILY OPERATION AND ROUTINE IN-HOUSE MAINTENANCE OF THE SYSTEM. FUNCTIONAL MANAGER, TECHNICAL MANAGER AND SPECIALTY TRAINING ARE ALSO REQUIRED.

          12.7.1 TRAINING MUST BE PROVIDED TO THE FOLLOWING GROUPS:

                 USERS/TRAINERS: A CORE GROUP OF APPROXIMATELY TWENTY (20) PERSONS WHO WILL USE THE PHOTOIMAGE SYSTEM AS A NORMAL COURSE OF THEIR DUTIES. THIS CORE GROUP WILL TRAIN OTHER USERS. THE TRAINING WILL BE DIVIDED INTO TWO GROUPS: JAIL PERSONNEL AND INVESTIGATIVE PERSONNEL.

                 FUNCTIONAL MANAGERS: TWO PERSONS WHO ARE RESPONSIBLE FOR THE DAILY OPERATION OF THE SYSTEM AND DEVELOPMENT PLANS.

                 TECHNICAL MANAGERS: TWO PERSONS WITH A MIS BACKGROUND, RESPONSIBLE FOR THE TECHNICAL DEVELOPMENT, SUPPORT, OPERATING SYSTEM, NETWORK AND INTERFACE OF THE SYSTEM.

                 SPECIALTY TRAINING: TRAINING FOR CERTAIN APPLICATIONS (SUCH AS THE ARTIST APPLICATION) WHICH MAY REQUIRE EXTENSIVE TRAINING OR BE RESTRICTED TO SEVERAL EMPLOYEES WILL BE PROVIDED ONLY TO THOSE PERSONS AT THE COUNTY'S DISCRETION.

                 Training WILL be provided to the above groups.

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                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

12   TRAINING

     12.7 STAFF TRAINING:

          12.7.2 EACH PERSON IN THE ABOVE GROUPS MUST BE ABLE TO PERFORM ALL FUNCTIONS NORMALLY REQUIRED OF THEM WITHOUT ASSISTANCE AT THE CONCLUSION OF THE TRAINING SESSION.

                 Each person in the above groups WILL be able to perform all functions normally required of them without assistance at the conclusion of the training session.

          12.7.3 TRAINING SHALL BE SCHEDULED WITH THE PROJECT MANAGER TO ACCOMMODATE ROTATING TWENTY-FOUR HOUR SCHEDULES.

                 Training WILL be scheduled with the project manager to accommodate rotating twenty-four hour schedules.

          12.7.4 A TRAINING SITE IN THE SHERIFF'S DEPARTMENT FACILITIES WILL BE INCLUDED IN THE NETWORK. WORKSTATIONS INTENDED FOR THE OPERATIONAL SYSTEM WILL FIRST BE USED AT THE TRAINING SITE. THE TRAINING SITE MAY ALSO BE USED BY THE CONTRACTOR FOR SYSTEM TESTING. THE CONTRACTOR MUST INSTALL WORKSTATIONS IN THIS AREA FOR TRAINING AND MOVE THE WORKSTATION TO THE PERMANENT LOCATION PRIOR TO THE BEGINNING OF PRODUCTION MODE.

                 We understand that a training site in the Sheriff's Department facilities will be included in the network. Workstations intended for the operational system will first be used at the training site. The training site may also be used by XImage Corporation for system testing. XImage Corporation WILL install workstations in this area for training and move the workstation to the permanent location prior to the beginning of production mode.

                 Before final acceptance of the system, XImage Corporation will train all users in the operation of their new ForceField system.

              -> "OUR JOB IS NOT DONE UNTIL ALL PERSONNEL ARE FULLY TRAINED
                  IN SYSTEM FUNCTION AND OPERATION."

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17 August 1993                  112        Hennepin County Sheriff's Department
                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

13   FUTURE PLAN STATEMENT

     13.1 THE ITEMS LISTED BELOW ARE POSSIBLE FUTURE ENHANCEMENTS OF THE INITIAL SYSTEM. THE BIDDER SHOULD STATE ANY EXPERIENCE IN THE FOLLOWING AREAS:

          13.1.1 INTERFACING TO EXISTING COUNTY IBM MAINFRAME 3090, MODEL 400J WITH A MVS/ESA OPERATING SYSTEM AND IMS, CICS, DB/2 APPLICATIONS.

                 XImage Corporation installations typically contain system interfaces to existing agency mainframes. These interfaces eliminate the need for redundant data entry and will enable quicker and more consistent processing of bookings. XImage Corporation has experience in providing these interfaces and will work with Hennepin County in providing integration.

          13.1.2 ADDITIONAL DATA BASES AND APPLICATIONS.

                 The ForceField system currently supports multiple databases. This feature will effectively allow you segregate adults, juveniles, employees, gangs etc. The juveniles or any other database can be secure from unauthorized access and inclusion in the adult database searches and lineups.

          13.1.3 INTERFACING TO OS/2 CLIENT SERVER APPLICATIONS.

                 XImage Corporation has experience in providing these interfaces and will work with Hennepin County in providing integration.

          13.1.4 STORAGE OF FINGERPRINTS - INTERFACE TO EXISTING DIGITAL BIOMETRICS LIVESCAN.

                 A joint effort between XImage Corporation and Digital Biometrics WILL enable us to interface with the existing Hennepin County livescan for the storage of fingerprint images on the ForceField system.

          13.1.5 DOCUMENT RECORDING.

                 XImage Corporation's area of expertise is in providing the highest quality imaging systems for booking and suspect identification. Document recording is an entirely separate discipline which has distinct requirements which XImage Corporation has not addressed as of yet.

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                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

13   FUTURE PLAN STATEMENT

          13.1.6    INTERFACING WITH OTHER COUNTIES, OR STATE OR FEDERAL
                    AGENCIES.

                    It has been the overall objective of XImage Corporation to provide a standardized imaging solution for law enforcement agencies which can be tied to a network for the exchange of information with other agencies. By strictly adhering to the CAL-PHOTO standards, Ximage is in a position to offer consistent data transmission quality that will enable useful information exchange.

     13.2 BIDDER SHOULD DESCRIBE THEIR PLANS FOR COMPATIBILITY WITH NCIC 2000.

          XImage Corporation plans to comply with the NCIC 2000 program. As this important program evolves and matures, XImage Corporation will incorporate functions and features which are compatible and will provide our users with added value and usefulness.

     13.3 BIDDER MUST DESCRIBE THEIR POLICY FOR DEVELOPING CUSTOMER REQUESTED ENHANCEMENTS.

          XImage Corporation WILL respond to the system enhancement needs of Hennepin County in a fashion which will ensure timely and organized implementation. In most cases, Hennepin County MIS will provide XImage Corporation with an enhancement outline. In conference with XImage Corporation engineering staff, final specification, time line and implementation will be determined and agreed upon.

     13.4 BIDDER MUST DESCRIBE THEIR POLICY FOR WORKING WITH COUNTY MIS RESOURCES IN DEVELOPING NEW APPLICATIONS.

          XImage Corporation WILL cooperate with Hennepin County MIS resources and will participate in the joint development of new system applications.

     13.5 BIDDER SHOULD LIST ENHANCEMENTS TO THEIR SYSTEM WHICH ARE (1) PLANNED FOR FUTURE DEVELOPMENT AND (2) CURRENTLY IN DEVELOPMENT. WHERE POSSIBLE, INCLUDE PROJECTED AVAILABILITY.

          XImage Corporation prefers not to disclose information on future system enhancements until available to the client. As in the past, it is our intent to remain at the forefront of digital imaging technology and we will strive to incorporate features of value to our users.

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                                                Computerized Image Database

                                                            XImage Corporation
                                                                      Proposal

13   FUTURE PLAN STATEMENT

     13.6 BIDDER SHOULD DESCRIBE HOW AN EASEL CLIENT/SERVER APPLICATION RUNNING ON AN IBM PS/2 WORKSTATION WITH OS/2 EXTENDED SERVICES WOULD BE ABLE TO RETRIEVE DATA AND IMAGES AND DISPLAY BOTH FROM THE EASEL APPLICATION. EASEL SUPPORTS THE FOLLOWING IMAGE FILE FORMATS:
          MICROSOFT WINDOWS STANDARD BITMAP (.BMP), PC PAINTBRUSH (.PCX) AND OS/2 PM STANDARD BITMAP (.BMP) VERSION 1.1 AND VERSION 1.2. BIDDER SHOULD PRICE THIS FEATURE AS AN OPTION.

          This functionality is not currently supported by XImage Corporation. We will work with Hennepin County to arrive at a possible solution.

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                                                Computerized Image Database

APPENDIX A - 4 pages, one page for each reference.
                                          PROPOSAL OF XIMAGE CORPORATION
CONTRACT NO. 274OA3
                              CURRENT INSTALLATIONS
================================================================================
                                                              Mr. Charles Barnes
     Broward County Sheriff's Office                          (305) 764-5185
     555 S.E. First Avenue
     Fort Lauderdale, FL 33301                                October 1991
================================================================================
Describe System (include functions, transaction volume, number of photoimages captured, types of images captured)

     Full ForceField II system software configured to the needs of Broward County. The County utilizes Display ImageStations in conjunction with Capture ImageStations to handle 100,000 bookings per year. The system is equipped with a ForceField II scanning station for the conversion of both positive and negative photographs to digital images.

-------------------------------------------------------------------------------
Describe Hardware (include band names, number of work stations, type of storage media for photoimages)

    This installation utilizes the SUN SparcStation as its ImageBank and features Sony WORM opticals for image storage. Four Sun 386i ImageStations with Sony Hi-Resolution CPD-1302 monitors utilize ForceField II software and digitizing and compression hardware in conjunction with 3 Hitachi HVC-10 video cameras mounted on pan & tilt mechanisms. One Kodak color printer with extractor and finisher and three HP LaserJets are equipped with ForceField II print drivers to handle the printing needs of Broward County.

-------------------------------------------------------------------------------
Describe Network Environment (include topology used, protocols used, operating system used)

     The local area network is ethernet with TCP/IP and utilizes SUN/OS. Three of the stations are remote and linked to the server via 56KB lines.

-------------------------------------------------------------------------------
Describe Mainframe Interface (include mainframe brand and model, mainframe DBMS, type of communications used)

    Plans are underway to extract data from the County's mainframe.

===============================================================================
                                       1

APPENDIX A     - 4 pages, one page for each reference.

CONTRACT NO. 2740A3                              PROPOSAL OF XIMAGE CORPORATION

                            CURRENT INSTALLATIONS
===============================================================================
 COMBINED OREGON JUSTICE IMAGING NETWORK (COJIN)             Major James Thacker
 Includes the City of Portland, the Oregon State Police, &
 Multnomah County Sheriff's Department                       (503) 255-3600
 12240 North Gilsan Street
 Portland, OR 97230                                          Installation in
                                                             Progress

===============================================================================
Describe System (include functions, transaction volume, number of photoimages captured, types of images captured)

 The Oregon State COJIN system is the first cooperative tri-agency imaging system in the United States. XImage Corporation was selected as the only vendor capable of meeting the needs of this large and complex installation. The system is designed around a central ImageBank located at the Multnomah Sheriff's facility and networked to ImageStations located throughout the City, County, and State. Combined bookings are expected to exceed 70,000 in 1993. Captured images will include front and side mugshots, as well as scars, marks, and tattoos.

-------------------------------------------------------------------------------
Describe Hardware (include band names, number of work stations, type of storage media for photoimages)

 Hardware will include a central processor, three Capture ImageStations, eleven Display ImageStations, multiple HP LaserJet Printers, Kodak Color Format Printers, and the new line of Canon Printers, including a CJ-10, CLC-300, and CLC-500. The system also includes two camera copy stand scanners, and an Identicator-TM- fingerprint capture device. Image storage consists of four SONY 12 inch optical platters capable of storing approximately 500,000 CAL-PHOTO size mugshot images online.

-------------------------------------------------------------------------------
Describe Network Environment (include topology used, protocols used, operating system used)

 The local area network is ethernet. The ten remote ImageStations are connected via dedicated 56KB digital lines. The ForceField II operating system is the Department of Defense standard - UNIX.

-------------------------------------------------------------------------------
Describe Mainframe Interface (include mainframe brand and model, mainframe DBMS, type of communications used)

 The third phase of the COJIN installation requires an interconnect between the ForceField II imaging system and the County's Amdahl mainframe computer. Communications will be opened between the County CICS database and the ForceField II system. We will utilize a SNA gateway for connection. Data transfer will be in real time.

===============================================================================
                                       1

APPENDIX A     - 4 pages, one page for each reference.

CONTRACT NO. 2740A3                              PROPOSAL OF XIMAGE CORPORATION

                            CURRENT INSTALLATIONS
===============================================================================

 Installation Name and Address                                 Contact Person
 Pierce County Sheriff's Office                                  Mr. Dave Cotton
 Tacoma Police Department
 County and City Networked System                                (305) 764-5185
 930 Tacoma Avenue South
 Tacoma, WA 98402                                                January 1991

===============================================================================
Describe System (include functions, transaction volume, number of photoimages captured, types of images captured)

 Full ForceField II system software configured to the needs of Pierce County and the City of Tacoma Police Department. The City and County utilize Display ImageStations in conjunction with Capture ImageStations to handle 50,000 bookings per year. The system is equipped with a ForceField II scanning station for the conversion of both positive and negative photographs to digital images.

-------------------------------------------------------------------------------
Describe Hardware (include band names, number of work stations, type of storage media for photoimages)

 This installation utilizes the SUN SparcStation as its ImageBank and features Sony WORM opticals for image storage. Three Sun 386i ImageStations with Sony Hi-Resolution CPD-1302 monitors utilize ForceField II software and digitizing and compression hardware in conjunction with 3 Hitachi HVC-10 video cameras mounted on pan & tilt mechanisms. Two Kodak color printers with extractors and finishers and three HP LaserJets are equipped with ForceField II print drivers to handle the printing needs of the City and County.

-------------------------------------------------------------------------------
Describe Network Environment (include topology used, protocols used, operating system used)

 The local area network is ethernet with TCP/IP and utilizes SUN/OS. Two of the stations are remote and linked to the server via 56KB lines.

-------------------------------------------------------------------------------
Describe Mainframe Interface (include mainframe brand and model, mainframe DBMS, type of communications used)

 The ForceField II system is interconnected to the host DEC VAX to interface to the City and County JIMS & CHRI systems via TCP/OP protocol.

===============================================================================
                                       1

APPENDIX A     - 4 pages, one page for each reference.

CONTRACT NO. 2740A3                              PROPOSAL OF XIMAGE CORPORATION

                            CURRENT INSTALLATIONS

===============================================================================
                                                      Sergeant James Aguirre
San Jose Police Department
201 West Mission Street                               (408) 277-4956
San Jose, CA 95110
                                                      June 1989

===============================================================================
Describe System (include functions, transaction volume, number of photoimages captured, types of images captured)

 Full ForceField II system software configured to the needs of the San Jose Police Department. Display ImageStations are used in conjunction with Capture ImageStations to handle 30,000 bookings per year that are stored on optical WORM drives. Currently the system is utilized for capturing mugshot images, but remains flexible enough to grow with the changing needs of this fast growing City.

-------------------------------------------------------------------------------
Describe Hardware (include band names, number of work stations, type of storage media for photoimages)

 This installation utilizes the SUN SparcStation as its ImageBank and features Sony WORM opticals for image storage. Three Sun 386i ImageStations with Sony Hi-Resolution CPD-1302 monitors utilize ForceField II software and digitizing and compression hardware in conjunction with 2 Hitachi HVC-10 video cameras mounted on pan & tilt mechanisms. One Kodak color printer with extractor and finisher and two HP LaserJets are equipped with ForceField II print drivers to handle the printing needs of the San Jose Police Department.

-------------------------------------------------------------------------------
Describe Network Environment (include topology used, protocols used, operating system used)

 The local area network is ethernet with TCP/IP and utilizes SUN/OS. All workstations are contained within one site, but are on different floors.

-------------------------------------------------------------------------------
Describe Mainframe Interface (include mainframe brand and model, mainframe DBMS, type of communications used)

 San Jose Police Department does not currently have an interconnect. This can be added at a later date with the current system.

===============================================================================
                                       1

APPENDIX B

CONTRACT NO. 2740A3                     PROPOSAL OF XIMAGE CORPORATION
-------------------------------------------------------------------------------

                                  CAL-PHOTO
                             (Published: 2-2-90)

CALIFORNIA LAW ENFORCEMENT'S ELECTRONIC PHOTOGRAPHIC IMAGING SYSTEM STANDARDS

The following represent standards that California law enforcement agencies should include as minimum requirements for any electronic photographic capture, storage, and transmission system to later interface with a statewide system.

These minimum standards are presented in a sequence of subject headings that have been agreed to by all participating agencies. The DOJ suggests these as an absolute minimum.

QUALITY - Must be able to produce 3" x 4" hard copy output, comparable in quality to a polaroid image (subjective).

FILE FORMAT - Captured uncompressed file must conform to TrueVision file format version 2.0. (Stored compressed images must conform to compression specifications listed below.) When image is uncompressed, it must uncompress to TrueVision version 2.0 file format.

COMPRESSION - Compression must conform to evolving ISO standard for continuous tone image compression. Within the United States, refer to ANSI X3L2.8 standards committee.

CAMERA - Solid state, CCD-RGB camera with minimum 500 line resolution.

CAMERA OUTPUT - 3 wire, RGB, compatible with NTSC. Minimum 15Khz vertical scan.

IMAGE CAPTURE - With 500 line camera, 384 (horizontal) x 480 (vertical) x 15
                (5 bits red, 5 bits green, 5 bits blue). Pixel aspect ratio must be included in the TGA header.

IMAGE ASPECT RATIO - Image aspect ratio will be 1 x 1.25.

IMAGE INDEX NUMBER - ORI and local booking number.

ADDITIONAL CHARACTER FIELD -

DATE - Date image taken.

DIMENSIONS - Head and shoulders bust shot. No profiles necessary - lower edge should be at the point of shoulder and to edge 1/2" top of hair.

LIGHT SOURCE - Calibrated 3-point lighting.

BACKGROUND - Viewable 18% gray background.

-------------------------------------------------------------------------------
                                       2

                                                             XIMAGE CORPORATION
                                                                       PROPOSAL




                                                            HENNEPIN APPENDICES




-------------------------------------------------------------------------------
17 August 1993                             Hennepin County Sheriff's Department
                                               Computerized Image Database

                                  APPENDIX D

                     RECOMMENDED SYSTEM PRICING SHEETS

APPENDIX D - RECOMMENDED SYSTEM

INSTRUCTIONS FOR COMPLETING APPENDIX D.

     1. The recommended system pricing sheets MUST be correctly completed on Appendix D. Pricing sheets are broken down by narcotics, detectives, jail/booking, jail/records, file server, other costs, supplies, training, and total costs.

     2. The bidder MUST provide brochures and technical literature for all hardware and software items bid.

     3. The bidder MUST list all hardware components, manufacturer name, and model.

     4. The bidder MUST list all software components, manufacturer name, and version number.

     5. The bidder MUST separately price all component costs and maintenance costs per year, after first year warranty, on the pricing sheet designated by a $ sign.

     6. All prices MUST include first year's warranty and "starter" supplies.

     7. Bidder may attach additional sheets in those instances where more space is required or may edit WordPerfect file that contains the pricing sheets, which will be made available on a 3.5" diskette if request by a bidder.

     8. For purposes of the recommended system, B&W duplex printers bid MUST contain at least two paper bins.


PLEASE NOTE:

     --> All software will be supplied on a single tape for escrow at an annual fee of approximately $500.00.

APPENDIX D - RECOMMENDED SYSTEM

TOTAL COSTS:

                                                                    MAINTENANCE COST PER YEAR
          DESCRIPTION                                   COST         AFTER 1ST YEAR WARRANTY
          -----------                                   ----         -----------------------

          - Narcotics Grand Total                    $ 27,245.00          $  4,087.00
          - Detectives Grand Total                   $ 42,245.00          $  6,337.00
          - Jail/Records Grand Total                 $100,754.00          $ 15,114.00
          - Jail/Booking Grand Total                 $ 79,435.00          $ 11,915.00
          - File Server Grand Total                  $ 95,990.00          $ 14,398.00
          - Other Costs Grand Total                  $103,195.00           INCLUDED
          - Supplies Grand Total                     $ 34,570.00              N/A
          - Training Grand Total                      INCLUDED             INCLUDED
          - Taxes (including 6.5% MN sales)          $ 31,423.21              N/A
          - Performance Bond                         $ 10,297.14              N/A
          - Less Discount                                N/A                  N/A

                                                     -----------          -----------

          Grand Total System Cost                    $525,154.35          $ 51,851.00
                                                     ===========          ===========

          - Estimated Yearly Annual Escrow Cost      $  500.00                N/A

COMMENTS:

   --> All software will be supplied on a single tape for escrow at an annual fee of approximately $500.00

APPENDIX D - RECOMMENDED SYSTEM

NARCOTICS:


                                                                                       MAINTENANCE COST PER YEAR
COMPONENT                                                                    COST       AFTER 1ST YEAR WARRANTY
---------                                                                    ----       -----------------------

HARDWARE (Make and Model)
- Workstation -24-Bit Color                                              $ 9,405.00          $ 1,411.00
         - IBM PS/2 466DX2 ValuePoint ImageStation 16MB RAM (1)
         - Truevision ATVista 32-bit Vidoegraphics Card (1)
         - IDE 200MB System Disk (1)
         - Network Adaptor (1)

-Monitor                                                                 $ 3,000.00          $   450.00
         - 15-inch Electrohome ECM-1510 Color Monitor (1)
                                                                         -----------         -----------

Workstation Subtotal                                                     $12,405.00          $ 1,861.00

- Uninterrupted Power Supply                                             $ 1,595.00          $   239.00
         - Emerson AP1000 Series UPS (1)

- Small Color Printer                                                    $ 3,200.00          $   480.00
         - Kodak SV6600 Color Printer/Extractor/Finisher. (1)

- B&W Simplex Printer                                                    $ 2,000.00          $   300.00
         - HP LaserJet 4 Printer (1)

        (List other hardware components, cost, and maint.
         needed for jail/records unit not listed above.)

                                                                            NONE                 NONE
                                                                         -----------         -----------

HARDWARE TOTAL:                                                          $19,200.00          $ 2,880.00
                                                                         -----------         -----------

COMMENTS:

APPENDIX D - RECOMMENDED SYSTEM

                                                                                    MAINTENANCE COST PER YEAR
COMPONENT                                                          COST              AFTER 1ST YEAR WARRANTY
---------                                                          ----              -----------------------

SOFTWARE (Product, Manufacturer, and Version)

BIDDER'S SOFTWARE

         FORCEFIELD IMAGESTATION APPLICATION SOFTWARE
         Including:
                  - Database Library Software (1)
                  - Image Compression Software (1)
                  - Print Manager Software (1)
                  - HPLJ4 Laser Printer Driver Software (1)
                  - Kodak SV6600 Printer Driver Software (1)

                                                                  ----------                 ---------

BIDDER'S SOFTWARE SUBTOTAL:
                                                                   $6,380.00                  $957.00

                                                                  ----------                 ---------

3RD PARTY SOFTWARE
                  - SCO UNIX Open Desktop Release 3.0 (1)
                  - Sybase (client) (1)

                                                                  ----------                 ---------
3RD PARTY SOFTWARE SUBTOTAL:

                                                                   $1,665.00                   $250.00
                                                                  ----------                 ---------

SOFTWARE TOTAL:

                                                                   $8,045.00                 $1,207.00
                                                                  ==========                 =========

NARCOTICS GRAND TOTAL                                             $27,245.00                 $4,087.00
                                                                  ==========                 =========


COMMENTS:

 --> All software will be supplied on a single tape for escrow at an annual fee of approximately $500.00.

APPENDIX D - RECOMMENDED SYSTEM

DETECTIVES:


                                                                                    MAINTENANCE COST PER YEAR
COMPONENT                                                            COST            AFTER 1ST YEAR WARRANTY
---------                                                            ----            -----------------------
HARDWARE (Make and Model)
- Workstation -24-BIT COLOR                                        $9,405.00                 $1,411.00
   - IBM PS/2 466DX2 ValuePoint ImageStation 16MB RAM (1)
   - Truevision ATVista 32-bit Videographics Card (1)
   - IDE 200MB System Disk (1)
   - Network Adaptor (1)

- Monitor                                                          $3,000.00                   $450.00
   - 15-inch Electrohome ECM-1510 Color Monitor (1)
                                                                  ----------                ----------

Workstation Subtotal                                              $12,405.00                 $1,861.00

- Uninterrupted Power Supply                                       $1,595.00                   $239.00
   - Emerson AP1000 Series UPS (1)

- Camera System                                                   $14,000.00                 $2,100.00
   - Hitachi Hi-Resolution HV-C10F RGB Video Camera (1)
   - Remote Pan and Tilt Mechanism (1)
       Vicon Model V3000APT Remote Pan & Tilt (1)
       V1600WM Wall Mount (1)
       V1600AH Adjustable Head (1)
   - HALO 3-Point Lighting System (1)
   - Reflective Light Pedestal (1)
   - 18% Grey Background (1)

- Lighting System                                                 INCLUDED                  INCLUDED

- Small Color Printer                                              $3,200.00                   $480.00
   - Kodak SV6600 Color Printer/Extractor/Finisher. (1)

- B&W Simplex Printer                                              $2,000.00                   $300.00
   - HP LaserJet 4 Printer (1)

   (List other hardware components, cost, and maint.
    needed for jail/records unit not listed above.)
                                                                     NONE                      NONE

                                                                  ----------                ----------

HARDWARE TOTAL:                                                   $33,200.00                 $4,980.00

                                                                  ----------                ----------

COMMENTS:


                                       D - 5


APPENDIX D - RECOMMENDED SYSTEM

DETECTIVES: (continued)


                                                                                    MAINTENANCE COST PER YEAR
COMPONENT                                                            COST            AFTER 1ST YEAR WARRANTY
---------                                                            ----            -----------------------
SOFTWARE (Product, Manufacturer, and Version)

BIDDER'S SOFTWARE

   FORCEFIELD IMAGESTATION APPLICATION SOFTWARE
   Including:
       - Database Library Software (1)
       - Image Compression Software (1)
       - Print Manager Software (1)
       - HPLJ4 Laser Printer Driver Software (1)
       - Kodak SV6600 Printer Driver Software (1)
       - Capture Camera Software (1)
                                                                  ----------                ----------

BIDDER'S SOFTWARE SUBTOTAL:
                                                                   $7,380.00                 $1,107.00

                                                                  ----------                ----------

3RD PARTY SOFTWARE
       - SCO UNIX Open Desktop Release 3.0 (1)
       - Sybase (client) (1)
                                                                  ----------                ----------

3RD PARTY SOFTWARE SUBTOTAL:
                                                                   $1,665.00                   $250.00

                                                                  ----------                ----------

SOFTWARE TOTAL:
                                                                   $9,045.00                 $1,357.00
                                                                  ----------                ----------
                                                                  ----------                ----------

DETECTIVES GRAND TOTAL                                            $42,245.00                 $6,337.00
                                                                  ----------                ----------
                                                                  ----------                ----------


COMMENTS:

       --> All software will be supplied on a single tape for escrow at an annual fee of approximately $500.00.

APPENDIX D - RECOMMENDED SYSTEM

JAIL/RECORDS:


                                                                                    MAINTENANCE COST PER YEAR
COMPONENT                                                            COST            AFTER 1ST YEAR WARRANTY
---------                                                            ----            -----------------------
HARDWARE (Make and Model)
- 3 Workstations -24-BIT COLOR                                    $28,215.00                 $4,232.00
   - IBM PS/2 466DX2 ValuePoint ImageStation 16MB RAM (3)
   - Truevision ATVista 32-bit Videographics Card (3)
   - IDE 200MB System Disk (3)
   - Network Adaptor (3)

- Slave Monitor System                                             $3,000.00                   $450.00
   - 15-inch Electrohome ECM-1510 Color Monitor (1)

- 3 Monitors                                                       $9,000.00                 $1,350.00
   - 15-inch Electrohome ECM-1510 Color Monitor (3)
                                                                  ----------                ----------

- Workstations Subtotal                                           $40,215.00                 $6,032.00

- 3 Uninterrupted Power Supplies                                   $4,875.00                   $731.00
   - Emerson AP1000 Series UPS (3)

- Scanner System                                                  $10,500.00                 $1,575.00
   - Hitachi Hi-Resolution HV-C10F RGB Video Camera (1)
   - Kaiser Copy Stand (1)

- Badgemaker System                                                $2,050.00                   $308.00

- Large Color Printer                                              $9,929.00                 $1,489.00
   - Mitsubishi CP-210U Color Video Printer

- Small Color Printer                                              $3,200.00                   $480.00
   - Kodak SV6600 Color Printer/Extractor/Finisher. (1)

- 2 B&W Duplex Printer                                             $7,800.00                 $1,170.00
   - HP LaserJet 4Si Printer (2)

   (List other hardware components, cost, and maint.
    needed for jail/records unit not listed above.)
                                                                     NONE                      NONE

                                                                  ----------                ----------

HARDWARE TOTAL:                                                   $78,569.00                $11,785.00
                                                                  ----------                ----------

COMMENTS:

APPENDIX D - RECOMMENDED SYSTEM

                                                                                          MAINTENANCE COST PER YEAR
COMPONENT                                                           COST                   AFTER 1ST YEAR WARRANTY
---------                                                           ----                  -------------------------

SOFTWARE (Product, Manufacturer, and Version)

BIDDER'S SOFTWARE

  FORCEFIELD IMAGESTATION APPLICATION SOFTWARE
    INCLUDING:
      - Database Library Software (3)
      - Image Compression Software (3)
      - Print Manager Software (3)
      - HPLJ4 Laser Printer Driver Software (2)
      - Kodak SV6600 Printer Driver Software (1)
      - Mitsubishi CP200U Printer Driver Software (1)
      - Scanner Camera Software (1)

                                                                -----------                         ----------
BIDDER'S SOFTWARE SUBTOTAL:
                                                                $ 17,190.00                         $ 2,579.00
                                                                -----------                         ----------

3RD PARTY SOFTWARE
      - SCO UNIX Open Desktop Release 3.0 (3)
      - Sybase (client) (3)

                                                                -----------                         ----------
3RD PARTY SOFTWARE SUBTOTAL:
                                                                $  4,995.00                         $   750.00
                                                                -----------                         ----------

SOFTWARE TOTAL:
                                                                $ 22,185.00                         $ 3,329.00
                                                                ===========                         ==========

JAIL/RECORDS GRAND TOTAL                                        $100,754.00                         $15,114.00
                                                                ===========                         ==========


COMMENTS:

     --> All software will be supplied on a single tape for escrow at an annual fee of approximately $500.00

APPENDIX D - RECOMMENDED SYSTEM

JAIL/BOOKING:

                                                                                          MAINTENANCE COST PER YEAR
COMPONENT                                                           COST                   AFTER 1ST YEAR WARRANTY
---------                                                           ----                  -------------------------

HARDWARE (Make and Model)
- 3 Workstations - 24-BIT COLOR                                 $ 28,215.00                         $ 4,232.00
      - IBM PS/2 466DX2 ValuePoint ImageStation 16MB RAM (3)
      - Truevision ATVista 32-bit Videographics Card (3)
      - IDE 200MB System Disk (3)
      - Network Adaptor (3)
- Monitor                                                       $  9,000.00                         $ 1,350.00
      - 15-inch Electrohome ECM-1510 Color Monitor (3)

                                                                -----------                         ----------

Workstation Subtotal                                            $ 37,215.00                         $ 5,582.00

- Uninterrupted Power Supply                                    $  4,875.00                         $   730.00
      - Emerson AP1000 Series UPS (3)

- Camera System                                                 $ 14,000.00                         $ 2,100.00
      - Hitachi Hi-Resolution HV-C10F RGB Video Camera (1)
      - Remote Pan and Tilt Mechanism (1)
          Vicon Model V3000APT Remote Pan & Tilt (1)
          V1600WM Wall Mount (1)
          V1600AH Adjustable Head (1)
      - HALO 3-Point Lighting System (1)
      - Reflective Light Pedestal (1)
      - 18% Grey Background (1)

- Lighting System                                                 INCLUDED                            INCLUDED

- Wrist Band Device                                             $  2,050.00                         $   308.00

- B&W Duplex Printer                                            $  3,900.00                         $   585.00
      - HP LaserJet 4Si Printer (1)

      (List other hardware components, cost, and maint.
      needed for jail/records unit not listed above.)
                                                                   NONE                                NONE
                                                                -----------                         ----------

HARDWARE TOTAL:                                                 $ 62,040.00                         $ 9,305.00
                                                                -----------                         ----------

COMMENTS:

APPENDIX D - RECOMMENDED SYSTEM

                                                                                          MAINTENANCE COST PER YEAR
COMPONENT                                                           COST                   AFTER 1ST YEAR WARRANTY
---------                                                           ----                  -------------------------
SOFTWARE (Product, Manufacturer, and Version)

BIDDER'S SOFTWARE

  FORCEFIELD IMAGESTATION APPLICATION SOFTWARE
    INCLUDING:
      - Database Library Software (3)
      - Image Compression Software (3)
      - Print Manager Software (3)
      - HPLJ4 Laser Printer Driver Software (1)
      - Capture Camera Software (1)
                                                                -----------                         ----------
BIDDER'S SOFTWARE SUBTOTAL:
                                                                $ 12,400.00                         $ 1,860.00
                                                                -----------                         ----------

3RD PARTY SOFTWARE
      - SCO UNIX Open Desktop Release 3.0 (3)
      - Sybase (client) (3)

                                                                -----------                         ----------
3RD PARTY SOFTWARE SUBTOTAL:
                                                                $  4,995.00                         $   750.00
                                                                -----------                         ----------

SOFTWARE TOTAL:
                                                                $ 17,395.00                         $ 2,610.00
                                                                ===========                         ==========

JAIL/BOOKING GRAND TOTAL                                        $ 79,435.00                         $11,915.00
                                                                ===========                         ==========


COMMENTS:

    --> All software will be supplied on a single tape for escrow at an annual fee of approximately $500.00

APPENDIX D - RECOMMENDED SYSTEM

FILE SERVER:

                                                                                   MAINTENANCE COST PER YEAR
COMPONENT                                                                COST       AFTER 1st YEAR WARRANTY
---------                                                                ----       -----------------------
HARDWARE (Make and Model)
- File Server                                                         $17,700.00           $2,655.00
     - IBM RS/6000 Model 34H with 32MB RAM, 42 Mhz (1)
          Ports:
          Serial (2)
          Parallel (1)
          SCSI (2)
          Ethernet (1)
          4 Microchannel Slots
          3 1/2 1.44 Floppy Disk Drive (1)
          400 MB System Hard Disk (1)
          Video Graphic Adaptor (1)
     - IBM 8507-16 Monochrome Display Monitor (1)

- Data Storage Device(s)                                              $11,500.00           $1,725.00
     - Magnetic Disk ImageStorage
          2.5 GB Seagate Hard Drive (5)

- Modem                                                                $2,400.00             $360.00
     - Telebit TrailBlazer Plus 19.2 KB Maintenance Modem (2)

- Uninterrupted Power Supply                                           $3,695.00             $554.00
     - Emerson AP1000 Series Uninterruptible Power System (1)

- Backup Device                                                        $8,400.00           $1,260.00
     - Parity 2.3 GB 8mm Tape Back-Up (1)
     - 669 MB System Data Hard Disk (2)

- B&W Simplex Printer                                                  $2,000.00             $300.00
     - HP LaserJet 4 Printer (1)

(List other hardware components, cost, and maint.
needed for jail/records unit not listed above.)

- Workstation for Image Viewing -24-BIT COLOR                         $14,000.00           $2,100.00
     - IBM PS/2 466DX2 ValuePoint ImageStation 16MB RAM (1)
     - 15-inch Electrohome ECM-1510 Color Monitor(1)
     - Truevision ATVista 32-bit Vidoegraphics Card (1)
     - IDE 200MB System Disk (1)
     - Network Adaptor (1)
     - Emerson AP1000 Series Uninterruptible Power System (1)

HARDWARE TOTAL:                                                       $59,695.00           $8,954.00

                                                                      ----------           ---------

COMMENTS:

APPENDIX D - RECOMMENDED SYSTEM

                                                                                   MAINTENANCE COST PER YEAR
COMPONENT                                                                COST       AFTER 1st YEAR WARRANTY
---------                                                                ----       -----------------------

SOFTWARE (Product, Manufacturer, and Version)

BIDDER'S SOFTWARE

     FORCEFIELD IMAGEBANK APPLICATION SOFTWARE
       Including:
          - Client Interface Software
          - Operating System Software
          - Database Management Software
          - Network File Server Software
          - Image Storage Software
          - Network Communications Software
          - HPLJ4 Laser Printer Driver Software
          - Print Manager Software

                                                                      ----------           ---------
BIDDER'S SOFTWARE SUBTOTAL:
                                                                      $26,295.00           $3,944.00

                                                                      ----------           ---------
3RD PARTY SOFTWARE
          - IBM AIX UNIX - Version 3.2
          - SYBASE SQL Server

                                                                      ----------           ---------
3RD PARTY SOFTWARE SUBTOTAL:
                                                                      $10,000.00           $1,500.00

                                                                      ----------           ---------

SOFTWARE TOTAL:
                                                                      $36,295.00           $5,444.00
                                                                      ==========           =========

FILE SERVER GRAND TOTAL                                               $95,990.00          $14,398.00
                                                                      ==========           =========

COMMENTS:
     -- > All software will be supplied on a single tape for escrow at an annual fee of approximately $500.00.

APPENDIX D - RECOMMENDED SYSTEM

OTHER COSTS:

                                                                                   MAINTENANCE COST PER YEAR
COMPONENT                                                                COST       AFTER 1st YEAR WARRANTY
---------                                                                ----       -----------------------

DELIVERY AND INSTALLATION TOTAL:                                      $43,695.00               N/A

OTHER HARDWARE (Make and Model)                                          NONE                 NONE

                                                                      ----------           ---------


OTHER HARDWARE TOTAL:                                                    NONE                 NONE

                                                                      ----------           ---------

OTHER SOFTWARE (Product, Manufacturer, and Version)
     Bidder's Software
     Investigative Person Related Intelligence Application

     - Additional ForceField Software development for                 $58,000.00            INCLUDED
       applications required by Hennepin County
       Sheriff's Department.
                                                                      ----------           ---------

     BIDDER'S SOFTWARE SUBTOTAL:                                      $58,000.00            INCLUDED

                                                                      ----------           ---------
     3rd Party Software
     - FOCUS 4GL Report Writer Version 6.5                             $1,500.00            INCLUDED

                                                                      ----------           ---------

     3RD PARTY SOFTWARE SUBTOTAL:                                      $1,500.00            INCLUDED

                                                                      ----------           ---------

OTHER SOFTWARE TOTAL:                                                 $59,500.00            INCLUDED
                                                                      ==========           =========

OTHER COSTS GRAND TOTAL                                              $103,195.00            INCLUDED
                                                                     ===========           =========

COMMENTS:

     -- > All software will be supplied on a single tape for escrow at an annual fee of approximately $500.00.

APPENDIX D - RECOMMENDED SYSTEM

SUPPLIES:

                                                                               UNIT                    TOTAL
PRODUCT NUMBER/PRODUCT/DESCRIPTION                     QUANTITY                COST                     COST
----------------------------------                     --------                ----                     ----

 (Itemized supplies to include 20,000 wristbands, 400 badges, 250,000 black and white laser printer pages, 20,000 small color printer pages, 1,000, large color printer pages, and an estimated 1 year supply of all other items.)

    LAMINATED WRISTBAND POUCHES (500 EACH)                 40                 $163.00               $6,520.00

    CREDIT CARD SIZE BADGE POUCHES                       1000 @                 $0.52                 $520.00

    LASER PRINTER PAPER (500 SHEET REAM)                  500                   $7.14               $3,570.00

    SMALL FORMAT KODAK PRINT SETS (600 PER CASE)           34                 $540.00              $18,360.00

    LARGE FORMAT KODAK PRINT SETS (100 PER BOX)            10                 $176.00               $1,760.00

    TONER CARTRIDGES FOR HPLJ4 (BLACK)                     40                  $96.00               $3,840.00


    SUPPLIES GRAND TOTAL                                                                           $34,570.00
                                                                                                    =========


COMMENTS:

   @   1000 IS THE MINIMUM PURCHASE QUANTITY.

APPENDIX D - RECOMMENDED SYSTEM

TRAINING:

                                                        STUDENTS         COST PER          TOTAL
COURSE/DESCRIPTION                                      PER CLASS         PERSON           COST
------------------                                      ---------         ------           ----

 (Itemize training classes by the following groups:
 Users/Trainers, Functional Managers, Technical
 Managers, specialty training, and any off-site training.)


SYSTEM SPECIFICATION CLASS
 (On Site at XImage San Jose Training Facility)*           2 - 4          INCLUDED       INCLUDED

SYSTEM ADMINISTRATOR'S CLASS
 (On Site at XImage San Jose Training Facility)*           2 - 4          INCLUDED       INCLUDED

TRAINING OF HENNEPIN COUNTY SYSTEM USERS
 (On Site at Hennepin County Sheriff's Dept.)                10           INCLUDED       INCLUDED

                                                                                         --------
TRAINING GRAND TOTAL                                                                     INCLUDED
                                                                                         ========


COMMENTS:

* All associated travel expenses to XImage's San Jose, California Training Facility are the sole responsibility of Hennepin County. XImage Corporation can make recommendations on local accommodations.

                                                            XImage Corporation
                                                                      Proposal



                                                 TABLE OF CONTENTS
                                                 -----------------

1.  COVER LETTER AND PROPOSAL

2.  TABLE OF CONTENTS

3.  FORCEFIELD SYSTEM FUNCTIONAL DESCRIPTION
                -> Why Choose XImage?
                -> Our Approach to Imaging

4.  HENNEPIN RFP RESPONSE (SECTIONS 3-13)
                3  Terms and Conditions                                                          7
                4  General Requirements                                                         18
                5  System Functions                                                             23
                6  Mechanical and Electrical Requirements                                       45
                7  Hardware Specifications                                                      48
                8  Software Specifications                                                      81
                9  Network                                                                      99
               10  Security                                                                    102
               11  Support/Warranty/Maintenance                                                104
               12  Training                                                                    109
               13  Future Plan Statement                                                       113

5.  HENNEPIN APPENDICES
              Appendix  A  Current Installations
                        B  CAL-PHOTO Requirements
                        C  General Hardware Configuration
                        D  Recommended System Pricing Sheets
                        E  Optional Items & Upgrades
                        F  Documentation Listing Sheet
                        G  Quality Rating Scale

6.  XIMAGE APPENDICES
                -> Installation Schedule
                -> Customer References
                -> Recent Bid Awards
                -> XImage System Installation Team

7.  AGREEMENTS
                -> Software Maintenance Agreement
                -> Hardware Maintenance Agreement
                -> Installation Agreement
                -> License Agreement

8.  TECHNICAL PRODUCT INFORMATION

9.  FORCEFIELD SAMPLE ENTRY SCREENS

10. FORCEFIELD PRINT SAMPLES


--------------------------------------------------------------------------------
17 August 1993                              Hennepin County Sheriff's Department
                                                Computerized Image Database

                                     APPENDIX E


             OPTIONAL ITEMS, UPGRADES, AND ADDITIONAL FEATURES PRICING SHEETS

APPENDIX E - OPTIONAL ITEMS, UPGRADES, AND ADDITIONAL FEATURES


INSTRUCTIONS FOR COMPLETING APPENDIX E.

    1. Optional items, upgrades, and additional features pricing sheets MUST be correctly completed on Appendix E.

    2. The bidder MUST provide brochures and technical literature for all hardware and software items bid.

    3. The bidder MUST list all hardware components, manufacturer name, and model.

    4. The bidder MUST list all software components, manufacturer name, and version number.

    5. The bidder MUST separately price all component costs and maintenance costs per year, after first year warranty, on the pricing sheet designated by a $ sign.

    6. All prices MUST include first year's warranty and "starter" supplies.

    7. Bidder may attach additional sheets in those instances where more space is required or may edit WordPerfect file that contains the pricing sheets, which will be made available on a floppy disk if request by a bidder.

    8. If various component choices are given, the bidder MUST also reference which recommended component they would replace.

APPENDIX E - OPTIONAL ITEMS, UPGRADES, AND ADDITIONAL FEATURES

OPTIONAL ITEMS, UPGRADES, AND ADDITIONAL FEATURES COSTS:


                                                                     MAINTENANCE COST PER YEAR
COMPONENT                                                    COST     AFTER 1ST YEAR WARRANTY
---------                                                    ----     -----------------------
HARDWARE (Make and Model)
--------
- Height Capture Device                                    NOT BID            NOT BID
- Weight Capture Device                                    NOT BID            NOT BID
- Signature Capture Device                                 NOT BID            NOT BID
- Fingerprint Access Device                                NOT BID            NOT BID

- Monitor                                               ($1,500.00)          ($225.00)
  X SONY CPD-1302 13" Color Multiscan Display
    Monitor

- B&W Printer 600 DPI                                    $1,000.00            $150.00
  X Upgrade HPLJ4 to 600 DPI

- Time Base Corrector Unit
  X FOR A FA-220 Digital Time Base Corrector             $3,250.00            $488.00
  X FOR A FA-310 Digital Time Base Corrector             $5,868.00            $880.00

(List optional items, upgrades, and additional features hardware components, cost, and maintenance.

-> Change 24-Bit Capture to 16-Bit Capture (each
     station)
   X 486-66 Mhz Suspect ID ImageStation -16-Bit
     Color                                                ($3,500)           ($525.00)


      TOTAL SAVINGS (Replace 9 Stations)              ($31,500.00)         ($4,725.00)

-> Change to Lower Resolution Camera Sub-system:
   X CAL-PHOTO CAPTURE STUDIO Sub-system
      3-Chip Camera with 510 RGB lines of
        resolution
      Reflective Pedestal to Eliminate
        Shadows
      Calibrated 18% Grey Background
      3-point Studio Lighting Package                    ($4,500)            ($675.00)


      TOTAL SAVINGS (Replace 2 Cameras)               ($9,000.00)          ($1,350.00)

-> Change to Lower Resolution Camera Sub-system:
   X STANDARD CAPTURE STUDIO Sub-system
      1-Chip Camera with 480 lines of resolution
      Reflective Pedestal to Eliminate Shadows
      Calibrated 18% Grey Background
      3-point Studio Lighting Package                ($11,000.00)          ($1,650.00)

      TOTAL SAVINGS (Replace 2 Cameras)              ($22,000.00)          ($3,300.00)

OPTIONAL ITEMS, UPGRADES, AND ADDITIONAL FEATURES COSTS: (continued)

APPENDIX E - OPTIONAL ITEMS, UPGRADES, AND ADDITIONAL FEATURES

                                                                     MAINTENANCE COST PER YEAR
COMPONENT                                                    COST     AFTER 1ST YEAR WARRANTY
---------                                                    ----     -----------------------
HARDWARE (Make and Model)
--------

-> Change Workstation Monitors to 13" Diagonal:
     (each station)
   X SONY CPD-1302 Multiscan Display Monitor                ($1,500)      ($225.00)

       TOTAL SAVINGS (Replace 10 Monitors)                ($14,000.00)  ($2,250.00)


-> Change Kodak SV6600 to Edicon ID 200 U:(add to each
     location)
   X Edicon ID 200 U Small Format Dye Sublimation Printer   $2,850.00      $427.00

-> Delete UPS from system:                                ($18,320.00)  ($2,748.00)

       TOTAL SAVINGS (Replace 11 UPS)                     ($18,320.00)  ($2,748.00)


COMMENTS:

   -- An additional pricing summary has been included to illustrate how
      Hennepin County can realize a tremendous savings without hindering the functionality of the system. We will be happy to discuss any configuration enhancements or deletions as seen appropriate.

      "The overall goal of XImage Corporation is to provide Hennepin County with an imaging system of considerable value which will fully meet your current and future needs."

APPENDIX E - OPTIONAL ITEMS, UPGRADES, AND ADDITIONAL FEATURES


                                                                                  MAINTENANCE COST PER YEAR
COMPONENT                                                               COST       AFTER 1ST YEAR WARRANTY
---------                                                               ----      -------------------------

SOFTWARE (Product, Manufacturer, and Version)

BIDDERS SOFTWARE
-Investigative Person/Business Surveillance
      Application                                                       NOT BID              NOT BID

-Investigative Address/Location Application                             NOT BID              NOT BID

-Height Capture Application                                             NOT BID              NOT BID

-Weight Capture Application                                             NOT BID              NOT BID

-Signature Capture Application                                          NOT BID              NOT BID

-Fingerprint Access Application                                         NOT BID              NOT BID


(List optional items, upgrades, and additional features biders software components, cost, and maintenance.)

 -> UTILIZE THE CURRENT RELEASE OF THE FORCEFIELD BOOKING AND
    SUSPECT IDENTIFICATION SOFTWARE.

  X DELETE ForceField Software development for                          ($58,000.00)         INCLUDED
    applications required by Hennepin County
    Sheriff's Department.
                                                                        ------------       ------------

Bidder's Software Subtotal                                              ($58,000.00)         INCLUDED

     TOTAL SAVINGS                                                      ($58,000.00)         ($1,350.00)

3RD PARTY SOFTWARE

-3270 Emulation per workstation                                         $1,000.00            $100.00

(List optional items, upgrades, and additional features 3rd party software components, cost, and maintenance.)

COMMENTS:

                                   APPENDIX F

                           DOCUMENTATION LISTING SHEET

APPENDIX F - DOCUMENTATION LISTING

Instructions for completing Appendix F.

    1. Documentation provided with the system MUST be correctly completed on Appendix F.

    2. The bidder MUST list all hardware and software documentation provided with the system.

APPENDIX F - DOCUMENTATION LISTING

DOCUMENTATION


QUANTITY              VERSION NUMBER                        DESCRIPTION
--------              --------------                        -----------
   10                      2.3                         FORCEFIELD USER'S GUIDE
    2                      2.3                       SYSTEM ADMINISTRATOR GUIDE
    2                      2.3                             UTILITIES GUIDE
    2                      2.3                             PLANNING GUIDE
    9                      2.3                         SUPPORT REFERENCE CARD

COMMENTS:

                                                              XImage Corporation
                                                                        Proposal



                                                                      AGREEMENTS





--------------------------------------------------------------------------------
17 August 1993                              Hennepin County Sheriff's Department
                                                Computerized Image Database

                                   EXHIBIT C

    [LOGO]                   INSTALLMENT AGREEMENT

                              XIMAGE CORPORATION

AGREEMENT #_________________ INSTALL DATE: ___________ TODAYS'S DATE: __________

CUSTOMER NAME: _________________________________________________________________

This Agreement governs the installation of equipment sold or leased by XIMAGE to CUSTOMER ("Equipment").

1. SITE. Equipment shall be delivered and installed at the site to be specified in the sale or lease contract. The installation site shall meet XIMAGE's specifications for the Equipment and shall be made ready for the installation of the Equipment by the mutually agreed upon installation date.
2.  INSTALLATION RESPONSIBILITIES.
    2.1.  XIMAGE Installation Responsibilities.
          2.1.1. Supervision of CUSTOMER's employees who physically locate and unpack the Equipment at the site.
          2.1.2. Connection of data and power cables to appropriate terminating points.
          2.1.3. Operational checkout of the Equipment, including off-line verification.
          2.1.4. Operational verification of each item of Equipment on a stand-alone basis, and as interfaced with non-furnished equipment, such as transmission lines, modems and computers.
    2.2.  CUSTOMER Installation Responsibilities.
          In order to accomplish the above installation and checkout procedures within the normal installation period, the follow must be provided by the CUSTOMER on or before the installation date:
          2.2.1. All necessary labor and equipment required to transport the Equipment from the CUSTOMER receiving area to the operational location.
          2.2.2. Computer and modems, if necessary, available on site in operational condition.
          2.2.3. Transmission lines, if required will have been ordered and installed by the common carrier.
          2.2.4. All computer input/output and associated interface cables required by the Equipment, with mating connectors attached thereto.
          2.2.5.  Suitable space and mounting provisions.
          2.2.6. A knowledgeable computer operator to be available during the installation and test period.
          2.2.7. Computer time required will be furnished by the CUSTOMER at no cost during installation and testing.
          All facilities and test equipment will be furnished by XIMAGE must be operational as of the installation date to ensure operation of the furnished Equipment within the standard operational criteria for interface to such Equipment. CUSTOMER bears the responsibility for the foregoing.
3. DELAYS. In the event the CUSTOMER's responsibilities set forth above are not completed or complied with at the time of Equipment installation and this failure causes a delay in the completion of the installation, the CUSTOMER agrees to pay XIMAGE for the additional time expended by XIMAGE at XIMAGE's normal hourly service rates in effect at the time the service was provided. Such payment shall by made upon XIMAGE invoicing the CUSTOMER for such additional time. Examples of causes of delays due to CUSTOMER failing to complete or comply with its responsibilities are as follows:
    3.1. Telephone lines, data sets, or modems not meeting specifications and requiring re-cabling or modification by common carrier or CUSTOMER.
    3.2. CUSTOMER equipment not operational or not complying with specifications.
    3.3. CUSTOMER-FURNISHED interface cable not available or not complying with specifications.
    3.4. Errors in, or non-compatibility with, CUSTOMER's computer programs or equipment not furnished by XIMAGE which causes the furnished Equipment or software to malfunction.

4. ENVIRONMENTAL. The CUSTOMER shall maintain a clean operating environment at the installation site which complies with temperature, humidity and operational specifications of the Equipment.
5. ACCESS. The CUSTOMER shall allow the installation and maintenance personnel access to the Equipment site at all reasonable times provide identification badges or passes and make available adequate work space, storage space and utilities required during installation, checkout and maintenance of Equipment.
6. POST-INSTALLATION CHARGES. If the CUSTOMER requires that any item of Equipment be relocated to a new location after installation, the Equipment relocated shall be re-installed (at an additional charge) in accordance with the provisions hereof. The additional charges shall be based on XIMAGE's installation charges in effect at the time that such service is requested, payable upon invoicing.
7. ACCEPTANCE. Upon completion of the installation and testing phase, CUSTOMER shall execute this Agreement in the space provided below evidencing its acceptance and approval of the Equipment and satisfactory installation thereof.


CUSTOMER (BY AUTHORIZED REPRESENTATIVE):    XIMAGE CORPORATION


-------------------------------------       ------------------------------------
AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE

                                             C. ROBERT LANE     CHAIRMAN / CFO
-------------------------------------       ------------------------------------
PRINTED NAME AND TITLE                      PRINTED NAME AND TITLE


-------------------------------------       ------------------------------------
DATE                                        DATE


--------------------------------------------------------------------------------

                             ACCEPTANCE AND APPROVAL

The undersigned acknowledges that the Equipment has been delivered and installed by XIMAGE, and has accepted and approved such delivery and installation.


CUSTOMER (BY AUTHORIZED REPRESENTATIVE):    XIMAGE CORPORATION


-------------------------------------       ------------------------------------
AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE

                                             C. ROBERT LANE     CHAIRMAN / CFO
-------------------------------------       ------------------------------------
PRINTED NAME AND TITLE                      PRINTED NAME AND TITLE


-------------------------------------       ------------------------------------
DATE                                        DATE

                                      EXHIBIT D

                                  LICENSE AGREEMENT

                                  XIMAGE CORPORATION

[LOGO]

          XImage Corporation ("Licensor") grants to the _______________________ _____________ ("Licensee") a non-exclusive, non transferrable license to use for business purposes, Image Database System Software delivered pursuant to the agreement between the parties hereto subject to the Software and the Software shall be and remain the sole and exclusive products of Licensor. Licensee shall not have rights in or to the Software of any changes made thereto by Licensor except where specifically provided for in writing. Licensee is prohibited from permitting the Software to be used by third-parties. Licensee hereby agrees not to remove from any copies of the Software any statements appearing thereon regarding copyrights or proprietary rights of Licensor. Licensee may not copy (in any form) distribute, sell, lease, assign, encumber, license or sub-license this Software or programs written using this Software to a third party without prior written consent from Licensor which consent may be withheld for any reason. Licensee hereby acknowledges and agrees that similar Software may be licensed by Licensor to other users without limitation of any kind. Licensee acknowledges that the license granted hereby extends solely to ________________ ____________________ and that Software shall not be used by any other political subdivision, division, subsidiary or affiliated entity.

          Licensee acknowledges that the computer programs, manuals and related data which comprise or are related to the Software are proprietary products of Licensor who retains all rights, title and interest, including copyright to these products. Licensee agrees that the Software constitutes proprietary information and trade secrets of Licensor, whether or not any portion thereof is or may be the subject of a valid copyright or patent. Licensee agrees not to reverse assemble, reverse compile or otherwise reverse engineer any of the Software. Any distribution, sale, or other disposition by the Licensee of the Software, including derivative modifications or extensions of them, and including any proprietary products, is expressly prohibited. Licensee recognizes and agrees that any unauthorized use or distribution of the Software or proprietary products would immediately and irreparably damage Licensor in a way not capable of being fully compensated by monetary damages, and accordingly, Licensor shall be entitled to injunctive relief in the event of any such unauthorized use, distribution or violation of this agreement. The Software is subject to the U.S. Government's Restricted Rights Legend and use, duplication, or disclosure by the Government is subject to restrictions set forth in Subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 52.227-7013 of the Department of Defence Federal Acquisition Regulations.

          Licensor warrants that the Software will perform the functions set forth in the contract between the parties so long as the Software is unmodified and operated in accordance with the instructions of the Licensor. Licensor's sole obligation and liability under this warranty shall be to provide corrections to the Software to cause it to perform as specified in the contract.

EXCEPT FOR THE FOREGOING WARRANTY, LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES OR SOFTWARE TO BE PROVIDED, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY INCENDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO LOST PROFITS.

LICENSEE:                                    LICENSOR:

          CUSTOMER                                     XIMAGE CORPORATION

BY:                                          BY:
   -------------------------------------        -------------------------------

TITLE:                                       TITLE: CHAIRMAN/CFO
      ----------------------------------           ----------------------------

DATE:                                        DATE:
     -----------------------------------          -----------------------------

[LOGO]

EXHIBIT A

                                                            SOFTWARE MAINTENANCE
XIMAGE CORPORATION                                                     AGREEMENT
1050 NORTH FIFTH STREET
SAN JOSE, CA  95112
408-288-8800  FAX 408-993-1050


-----------------------------------------------------------------------------------------------------
AGREEMENT #                             EFFECTIVE DATE:                    TODAY'S DATE:
-----------------------------------------------------------------------------------------------------
CUSTOMER NAME:                                    BILL TO:




-----------------------------------------------------------------------------------------------------
     TERM           AGREEMENT TYPE      PERIOD OF COVERAGE       RESPONSE TIME       CUSTOMER CONTACT
-----------------------------------------------------------------------------------------------------
   ONE YEAR              NEW          24 HR/Day & 7 Days/Week     24 2Hr Phone              TBA
-----------------------------------------------------------------------------------------------------
ITEM  QTY   TYPE                DESCRIPTION                      LOCATION        UNIT CHARGE  TOTAL
-----------------------------------------------------------------------------------------------------













-------------------------------------------------------------------------------
TOTAL ANNUAL MAINTENANCE CHARGE:___________________
SEE ATTACHED SCHEDULES FOR ANY ADDITIONAL EQUIPMENT)
-------------------------------------------------------------------------------

SUBJECT TO THE TERMS AND CONDITIONS HEREINAFTER SET FORTH, XIMAGE CORPORATION ("XIMAGE"), AGREES TO PROVIDE OR CAUSE TO BE PROVIDED TO CUSTOMER SOFTWARE MAINTENANCE SERVICES WITH RESPECT TO THE SOFTWARE ("SOFTWARE") DESCRIBED ABOVE.

CUSTOMER (BY AUTHORIZED REPRESENTATIVE):    XIMAGE CORPORATION


----------------------------------------    -----------------------------------
AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE

                                            C. ROBERT LANE      CHAIRMAN/CFO
----------------------------------------    -----------------------------------
PRINTED NAME AND TITLE                      PRINTED NAME AND TITLE

-------------------------------------------------------------------------------

      TERMS AND CONDITIONS - CUSTOMER SUPPORT AND SOFTWARE MAINTENANCE AGREEMENT

1. TERM OF AGREEMENT. XIMAGE's obligations hereunder shall become effective upon the "Effective Date" (set forth on the reverse side) and, unless sooner terminated provided herein, shall remain in full force and effect for at least one year thereafter. This Agreement shall automatically renew for consecutive one (1) year terms at XIMAGE's prevailing rates at the end of each one (1) year term unless either party gives at least sixty (60) days prior written notice of the non-renewal of this Agreement.

2. SOFTWARE MAINTENANCE SERVICES. XIMAGE will provide to CUSTOMER during the term hereof "Software Maintenance Services" which shall include remedial maintenance service (i.e., error fixing and/or work arounds) for any significant error, malfunction or defect (collectively in "Error") in the Software so that the Software will operate in accordance with the specifications set forth in the related documentation. Correction of Errors is subject to CUSTOMER's prompt notification to XIMAGE of the nature and description of the Error which XIMAGE can replicate and the Error is not caused by the abuse, misuse or neglect of the products by CUSTOMER or by hardware or software which is not supplied by XIMAGE hereunder. In addition, XIMAGE will provide the following as additional Customer Support Services:

     (a) Telephone support as reasonably requested by CUSTOMER at the rate of $100 per hour for all hours in excess of 40 hours in any one-year term;
     (b) On-site visits to CUSTOMER's sites as determined to be reasonable or necessary by XIMAGE for Error correction;
     (c) Offer and, if requested, install modifications and enhancements to the Software which XIMAGE generally makes available to its other customers (at no additional Charge) under standard software maintenance agreements relating to the Software; and
     (d) Training for one (1) person per application per year with respect to the Software.

     If CUSTOMER requests XIMAGE to perform any other services, the related terms and conditions shall be based on further separate agreement between the parties. Under no circumstances shall this Agreement and the rights and duties contained herein, be deemed to cover maintenance or support services with respect to hardware.

3. PERFORMANCE OF SERVICES. When XIMAGE provides Software Maintenance Services which require the use of the hardware portion of equipment which utilizes the Software (the "Equipment"), CUSTOMER shall make such Equipment available to XIMAGE at and for reasonable times, and in no event will the CUSTOMER charge XIMAGE for such use of such Equipment. All Software Maintenance Services covered by the Annual Maintenance Charges will be performed during the regular business hours of XIMAGE (Monday-Friday, exclusive of holidays). If Software Maintenance Services are performed outside regular business hours, the CUSTOMER will pay the additional charges, if any, as are established from time to time by XIMAGE.

4. RELOCATION OF EQUIPMENT. If the CUSTOMER wishes to relocate the Equipment, CUSTOMER shall give timely notice to XIMAGE, and the continued maintenance of the relocated Software, if any, shall be subject to further agreement between authorized representatives of XIMAGE and CUSTOMER. This Agreement is for the location described on the reverse side only.

5. CUSTOMER OBLIGATIONS AND WARRANTIES. The obligations of XIMAGE to provide Software Maintenance Services are subject to the CUSTOMER using the Equipment in accordance with their respective operating manuals and recommended procedures, and causing proper and recommended Equipment Maintenance Services to be performed, including selecting a site which complies with the environmental requirements suggested by the manufacturer of the Equipment or XIMAGE and utilizing appropriate back-up procedures (no less often than daily) with respect to the Software and data.

6. CHARGES. The CUSTOMER shall pay all charges under this Agreement, including the total Annual Maintenance Charges set forth on the reverse side hereof, upon receipt of invoice. Thereafter, the then applicable Annual Maintenance Charges shall be invoiced to, and paid by CUSTOMER prior to the beginning of the next annual maintenance period. All other charges under this Agreement shall be invoiced by XIMAGE and shall be due and payable upon receipt of the invoice. The Annual Maintenance Charges do not include any federal, state, county, local, or other taxes, if any. Any such taxes, excluding taxes based on net income of XIMAGE, shall be borne by the Customer and paid to XIMAGE upon invoicing.

7. NON-DISCLOSURE. CUSTOMER shall take all reasonable steps necessary to ensure that the Software, or any portion thereof, is not made available, transferred or disclosed by CUSTOMER (or by any of its employees or agencies) to any person other than to CUSTOMER's employees and representatives solely in connection with CUSTOMER's business or agents or to XIMAGE (and its representatives). CUSTOMER agrees not to reverse assemble, reverse compile or otherwise reverse engineer any of the Software. CUSTOMER agrees that all of its employees and agents having access to the Software under this Agreement shall be informed by CUSTOMER of, and shall observe and perform, the terms of this
Section 7. The Software is protected by copyright and trade secret rights of XIMAGE.

8. INJUNCTIVE RELIEF/TERMINATION. CUSTOMER acknowledges and agrees that any violation of the provisions of Section 7 herein by CUSTOMER will result in irreparable harm to XIMAGE and that money damages would provide inadequate remedy. Accordingly, in addition to any other rights and remedies available to XIMAGE hereunder or at law, XIMAGE shall be entitled to injunctive or other equitable relief to restrain any such violation and to such other and further relief as a court may deem proper under the circumstances. In addition to any other rights of XIMAGE hereunder, the rights granted CUSTOMER to use the Software by license or otherwise may be terminated by XIMAGE for any material breach of Section 7 upon written notice given to CUSTOMER and CUSTOMER shall return to XIMAGE all of the Software.

9. INDEMNIFICATION. CUSTOMER hereby indemnifies and holds XIMAGE harmless from any and all claims, suits, actions and procedures brought or filed by third parties and from all damages, penalties, losses costs and expenses (including without limitation, attorneys' fees) arising out of, or related to, any act or omission of CUSTOMER and its employees or agents in connection with CUSTOMER's obligation herein.

     XIMAGE hereby indemnifies and agrees to hold CUSTOMER harmless from any claim of any third party that any of the Software infringes any United States patent, copyright, trademark or other property right held by a third party, provided that XIMAGE is notified promptly by CUSTOMER or any such claim (including any threatened claim) and XIMAGE shall have had sole control of the defense with respect to same (including the settlement of such claim). The foregoing indemnification by XIMAGE shall not apply with respect to any claim based, in whole or part, on any modification of the Software made by any person other than XIMAGE.

10. TERMINATION. Without prejudice to any other of its rights or remedies, either party may elect to terminate the rights and obligations contained in this
Agreement:

     (a) Upon sixty (60) days' written notice if the other party has failed to perform any material obligation required to be performed by it pursuant to this Agreement and such failure has not been cured within such a sixty (60) day period, or
     (b) Upon thirty (30) days' written notice if the other party has failed to make timely payment of any amounts required to be paid hereunder, or
     (c) Immediately, (i) if a petition in bankruptcy has been filed by or against the other party, (ii) if the other party has made an assignment for the benefit of creditors, (iii) if a receiver has been appointed or applied for by the other party, or (iv) if the other party has admitted in writing its inability to pay its debts as they become due and payable.

11. DISCLAIMER OF WARRANTY. XIMAGE MAKES NO WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED (INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO THE SERVICES, SOFTWARE OR DOCUMENTS PROVIDED (OR TO BE PROVIDED) HEREUNDER.

12. LIMITATIONS OF LIABILITY. CUSTOMER agrees that XIMAGE's total liability to CUSTOMER for any damages suffered in connection with, or arising out of, this Agreement or CUSTOMER's use of any documentation, product or service provided (or to be provided) hereunder, regardless of whether any such liability is based upon contract, tort or other basis, shall be limited to an amount not to exceed the basic Annual Maintenance Charges, for a sixty (60) day term under this Agreement.

     IN NO EVENT SHALL XIMAGE BE LIABLE TO CUSTOMER FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES ARISING FROM LOSS OF BUSINESS, DATA, PROFITS OR GOODWILL) INCURRED OR SUFFERED BY CUSTOMER IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT OR CUSTOMER'S USE OF ANY DOCUMENTATION OR SOFTWARE OR SERVICES PROVIDED, OR TO BE PROVIDED, HEREUNDER, EVEN IF XIMAGE HAS BEEN APPRISED OF THE LIKELIHOOD OF THE SAME. NO ACTION, REGARDLESS OF FORM, RELATED TO TRANSACTIONS OCCURING UNDER, OR CONTEMPLATED BY, THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY MORE THAN ONE (1) YEAR AFTER THE CAUSE OF ACTION HAS ACCRUED.

13. ARBITRATION. Except as provided in Section 8 herein, in the event of any dispute or controversy between the parties hereto arising out of or relating to this Agreement or any transaction contemplated hereunder, such dispute or controversy shall be submitted to arbitration under the Commercial Rules of Arbitration of the American Arbitration Association at the office nearest XIMAGE for decision in any such matter in accordance with the then applicable rules of the American Arbitration Association or any successor organization. The determination of the arbitrators shall not be subject to judicial review, provided however, that any award or determination rendered by the arbitrators may be enforced any court of jurisdiction.

14. FORCE MAJEURE. XIMAGE shall not be liable for any failure or delay in performing its obligation hereunder due to any cause beyond its reasonable control, including without limitation, fire, accident, acts of public enemy, war, rebellion, labor dispute or unrest, insurrection, sabotage, transportation delays, shortage of raw material, energy or machinery, acts of God, government or the judiciary.

15. SUCCESSORS AND ASSIGNS. The interests of the CUSTOMER in this Agreement are personal and shall not be assigned, transferred, shared or divided in any manner by the CUSTOMER without the prior written consent of XIMAGE. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, representatives, successors and permitted assignees.

16. AMENDMENTS. No supplement, modification or amendment of any term, provision or condition of this Agreement shall be binding or enforceable unless executed in writing by the parties hereto.

17. ENTIRE AGREEMENT AND WAIVER. This Agreement contains the entire agreement between the parties hereto and supersedes all prior contemporaneous agreements, arrangements, negotiation and understandings between the parties hereto, relating to the subject matter hereof except any prior or contemporaneous Software licenses between the parties. There are no other understandings, statements, promises or inducements, oral or otherwise, contrary to the terms of this Agreement. No representations, warranties, covenants or conditions, express or implied, whether by statute or otherwise, other than as set forth herein have been made by any party hereto. No waiver of any term, provision, or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or shall constitute, a waiver of any other provision hereof, whether or not similar, nor shall such waiver constitute a continuing waiver, and no waiver shall be binding unless executed in writing by the party making the waiver.

EXHIBIT B
                                        HARDWARE MAINTENANCE AGREEMENT

[LOGO]   XIMAGE CORPORATION
         1050 NORTH FIFTH STREET
         SAN JOSE, CA 95112
         408-288-8800   FAX 408-993-1050

--------------------------------------------------------------------------------
AGREEMENT #                EFFECTIVE DATE:           TODAY'S DATE:
--------------------------------------------------------------------------------
CUSTOMER NAME:                              BILL TO:



--------------------------------------------------------------------------------
TERM     AGREEMENT TYPE    PERIOD OF COVERAGE  RESPONSE TIME     CUSTOMER CONTACT
--------------------------------------------------------------------------------
ONE YEAR       NEW             SEE BELOW       4 Hours              TBA
--------------------------------------------------------------------------------
ITEM   QTY   MODEL    DESCRIPTION      LOCATION          UNIT CHARGE       TOTAL
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------

Maintenance based on 24 hours 7 days a week for critical items, 9 to 5 M-F for all other items.
                            TOTAL ANNUAL MAINTENANCE CHARGE:
                                                            --------------------
                           (SEE ATTACHED SCHEDULES FOR ANY ADDITIONAL EQUIPMENT)
--------------------------------------------------------------------------------
SUBJECT TO THE TERMS AND CONDITIONS HEREINAFTER SET FORTH, XIMAGE CORPORATION ("XIMAGE"), AGREES TO PROVIDE OR CAUSE TO BE PROVIDED TO CUSTOMER AND CUSTOMER AGREES TO ACCEPT MAINTENANCE SERVICES FOR THE EQUIPMENT DESCRIBED ABOVE.

CUSTOMER (BY AUTHORIZED REPRESENTATIVE):    XIMAGE CORPORATION

---------------------------------           ------------------------------------
AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE

                                            C. ROBERT LANE    CHAIRMAN/CFO
---------------------------------           ------------------------------------
PRINTED NAME AND TITLE                      PRINTED NAME AND TITLE

              TERMS AND CONDITIONS - HARDWARE MAINTENANCE AGREEMENT

1. TERM OF AGREEMENT. XImage's obligations hereunder shall become effective upon the "Effective Date" (set forth on the reverse side) and, unless sooner terminated as provided herein, shall remain in full force and effect for at least one year thereafter. XImage will provide to the Customer, thirty (30) days prior to the end of the one year term, a renewal of this Agreement with XImage's prevailing maintenance fees, for the covered items listed on the reverse side, during the renewal period. The Customer will accept or reject the renewal Agreement within the above stated thirty (30) day period. The renewal rates for the 1993 Agreement are as stated in Exhibit 9 of the Agreement between XImage and the Customer.

2. HARDWARE MAINTENANCE SERVICE. XImage Shall provide "Covered Maintenance" (as such term is herein defined) with respect to the hardware identified on the reverse side (the "Equipment") solely at the "Location of Equipment" (set forth on the reverse side). If Customer wishes to relocate the Equipment, Customer shall give timely notice to XImage and continued maintenance of the Equipment shall be subject to further agreement between authorized representatives of XImage and Customer relative to any increases resulting from the relocation. Under no circumstances shall this Agreement, or the rights and duties contained herein, be deemed to cover maintenance or [ILLEGIBLE] services with respect to software (exclusive of firmware). All maintenance charges are subject to increase or decrease upon addition or deletion of the Equipment, or [ILLEGIBLE] or attachments thereto.
     XImage shall have full and free access to the Equipment in order to provide services thereon.

3. COVERED MAINTENANCE. During the term hereof, XImage shall maintain Customer's Equipment in normal operating condition by providing "Preventative Maintenance" and "Remedial Maintenance" with respect to the Equipment during XImage's normal working hours, Monday through Friday, exclusive of holidays, unless otherwise specified on the reverse side (collectively "Covered Maintenance").
     (a) PREVENTATIVE MAINTENANCE. Preventative Maintenance is based on the specific needs of each unit of equipment as determined by XImage, including adjustments repairs and replacements necessitated by normal usage of the Equipment. Preventative Maintenance shall be conducted at times of Remedial Service or at other times scheduled by XImage with approval of the Customer.
     (b) REMEDIAL SERVICE. Upon receipt of notice of failure of the Equipment to function properly while in normal usage, XImage will promptly assign a service representative to make such repairs (including the replacement of components on an exchange basis) and adjustments to place the Equipment in normal operating condition. XImage will use its best efforts to have a service representative at the user's facility in the minimum practical time after receipt of notice of failure, giving consideration to the location of the Equipment and the nature of the problem.
     (c) EXCLUSIONS FROM COVERED MAINTENANCE. Covered Maintenance does not include:
          (1) Maintenance of accessories, supplies, attachments, machines or other devices that are not specifically identified as covered herein.
          (2) Repair of damage caused by other than normal operating conditions or events (including without limitation, resulting from accident, transportation, neglect, misuse, lightning, failure or fluctuation of electrical power, air conditioning or humidity control, telephone equipment or communication lines failure, failure of foreign interconnect equipment, use of external materials or equipment which does not adhere to XImage specifications, or causes arising from other than normal use), alterations in the Equipment made by persons other than XImage, acts of God, or governments, the connection of Equipment by mechanical or electrical means to another machine or device not provided by XImage, or the physical inaccessibility of the Equipment.
          (3) Any services in respect of, or caused by, non-XImage provided software, or any repair of any damage to the Equipment caused by such software.
          (4) Reconditioning required due to age, duty cycle, or excessive use of the Equipment, normal repair and parts replacement cannot keep Equipment in normal operating condition.
          (5) Replacement of supplies or expendable parts such as but not limited to: ink rollers, ribbon cartridges, paper, film, diskettes and tape cassettes.
4. BILLABLE CALL MAINTENANCE. If the Customer requests Billable Call Maintenance, such service will be provided at XImage's applicable standard time and materials market rates and on the terms then in effect. Market rates based on time shall not exceed $125 per hour. Charges for Billable Call Maintenance shall be due and payable within thirty (30) days of receipt of an invoice therefore after the completion of the installation or other service. As used herein, "Billable Call Maintenance" shall mean any maintenance other than Covered Maintenance, which XImage agrees to perform and includes, but not limited to, the following types of maintenance:
     (a) Work requested by Customer and performed outside of XImage's normal working hours, as set out on the reverse side of this Agreement;
     (b) Work requested by Customer for installing, deinstalling or relocating Equipment;
     (c)  Refinishing or reconditioning Equipment;
     (d)  Adding or removing accessories, attachments or other devices;
     (e) Specific requests by Customer for maintenance which are in addition to Covered Maintenance services and parts; and
     (f)  Providing enhancements or upgrades of the Equipment.
5. PARTS. In the case of Billable Call Maintenance, replacement of unserviceable parts shall be made at XImage's replacement part prices current at the time of replacement, unless the maintenance involving replacement would be Covered Maintenance but is Billable Call Maintenance solely because of the hour of the day when performed, in which event the maintenance shall include parts replacement as in the case of Covered Maintenance. All replaced parts become the property of XImage.
6. TAXES. All maintenance charges are exclusive of applicable federal, state or local taxes; Customer shall pay, or reimburse XImage, any such taxes upon receipt of invoices submitted to Customer by XImage.
7. TRAVEL AND OTHER CHARGES. There is a minimum charge of two hours including travel time for service provided outside the scope of Covered Maintenance. Customer shall pay for travel time and travel expense portal to/from portal (i.e. XImage's to/from Customer's location) in connection with all Billable Call Maintenance. Travel time will be charged to Customer at the hourly Billable Call rate then in effect for the hour or day the travel is performed. Travel expenses will be charged as incurred and includes parking and other out-of-pocket costs plus mileage at the then current rates.
8. PAYMENT FOR SERVICE. Upon receipt of invoice Customer hereby agrees to pay the Annual Hardware Maintenance Charges set forth on the reverse side. The then current Annual Hardware Maintenance Charges for Covered Maintenance will be invoiced thirty (30) days in advance of each Annual period and payment shall be due within thirty (30) days of receipt of such invoice. All other payments due hereunder shall be due and payable within thirty
     (30) days of receipt of the invoice for services rendered. Failure to remit payment when due for amounts invoiced shall relieve XImage of any obligations hereunder. In addition to any other remedies allowed by law, XImage shall have the right to invoice, and Customer agrees to pay, applicable late charges.
9. INSTALLATION CHANGES. All installation changes relating to enhancements available to purchasers of Equipment shall be made available to Customer at XImage's normal prices, and on XImage's normal terms and conditions for such changes. If Customer purchases the enhancement, within thirty (30) days after requested by XImage, Customer agrees to provide XImage with access to all Equipment for installation of such changes.
10. CUSTOMER RESPONSIBILITY. Customer shall be responsible for (a) changing ribbons, paper and similar expandable items; (b) clearing paper jams; (c) cleaning as specified by XImage or the equipment manufacturer; (d) maintaining and operating the Equipment within proper environmental and Equipment guidelines by trained personnel; and (e) assuring properly back-up and storage of data. Access for all XImage Services hereunder shall be provided by Customer during XImage's normal working hours or as otherwise mutually agreed.
11. TERMINATION. Without prejudice to any other of its rights or remedies, either party may elect to terminate the rights and obligations contained in this Agreement:
     (a) Upon sixty (60) days' written notice if the other party has failed to perform any material obligation required to be performed by it pursuant to this Agreement and such failure has not been cured within such a sixty (60) day period, or
     (b) Upon thirty (30) days' written notice if the other party has failed to make timely payment of any amounts required to be paid hereunder, or
     (c) Immediately, (i) if a petition in bankruptcy has been filed by or against the other party, (ii) if the other party has made an assignment for the benefit of creditors, (iii) if a receiver has been appointed or applied for by the other party, or (iv) if the other party has admitted in writing its inability to pay its debts as they become due and payable, or
     (d) If the Customer is a government entity and funds are not appropriated in an amount to cover the cost of the maintenance services, then the Customer may, in its sole discretion, terminate this Agreement on 90 days written notice without further obligation to the Customer. In the event this Agreement is terminated by the Customer, pursuant to this paragraph, XImage may continue to provide maintenance services, on such terms and conditions as are mutually agreed to by the Customer and XImage.
12. LIMITATIONS OF LIABILITY. Customer agrees that XImage's total liability to Customer for any damages suffered on account of, or arising out of, negligently performed maintenance services under this Maintenance Agreement shall be limited to an amount not to exceed the basic Annual Maintenance charges.
     IN NO EVENT SHALL XIMAGE BE LIABLE TO CUSTOMER FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES ARISING FROM LOSS OF BUSINESS, DATA, PROFITS OR GOODWILL) INCURRED OR SUFFERED BY CUSTOMER IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT OR CUSTOMER'S USE OF ANY DOCUMENTATION OR SOFTWARE OR SERVICES PROVIDED, OR TO BE PROVIDED, HEREUNDER, EVEN IF XIMAGE HAS BEEN APPRISED OF THE LIKELIHOOD OF THE SAME.
13. ARBITRATION. Except as provided in Section 8 herein, in the event of any dispute or controversy between the parties hereto arising out of or relating to this Agreement or any transaction contemplated hereunder, such dispute or controversy shall be submitted to arbitration under the Commercial Rules of Arbitration of the American Arbitration Association at the office nearest the Customer for decision in any matter in accordance with the then applicable rules of the American Arbitration Association or any successor organization. The determination of the arbitrators shall not be subject to judicial review, provided however, that any award or determination rendered by the arbitrators may be enforced in any court of jurisdiction.
14. FORCE MAJEURE. XImage shall not be liable for any failure or delay in performing its obligation hereunder due to any cause beyond its reasonable control, including without limitation, fire, accident, acts of public enemy, war, rebellion, labor dispute or unrest, insurrection, sabotage, transportation delays, shortage of raw material, energy or machinery, acts of God, government or the judiciary.
15. SUCCESSORS AND ASSIGNS. The interests of the Customer in this Agreement are personal and shall not be assigned, transferred, shared or divided in any manner by Customer or XImage without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of parties hereto and their heirs, representatives, successors and permitted assignees.
16. AMENDMENTS. No supplement, modification or amendment of any term, provision or condition of this Agreement shall be binding or enforceable unless executed in writing by the parties hereto.
17. INTEGRATION. This Agreement is part of and incorporated by reference with the FF2 Agreement entered into between XImage and the Customer. To the extent that there are conflicting terms the FF2 Agreement takes precedence, however, to the extent that the terms can be interpreted to be consistent, they shall be so construed.